UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2016

Item 1.	Reports to Stockholders.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

JULY 31, 2016

To Our Shareholders:

The Funds’ fiscal year — August 1, 2015 through July 31, 2016 — was notable for several key themes: energy-sector volatility spread to other areas of the market amid continued oil-price weakness, followed by a partial recovery; major central-bank policies diverged, with the Federal Reserve (Fed) commencing rate increases while the European Central Bank (ECB), Bank of Japan (BOJ) and People’s Bank of China (PBOC) deepened their commitments to monetary accommodation; and, as a result of the diverging policies, major developed-market sovereign-bond yields continued to fall, with some edging into negative-rate territory. A vote (Brexit) by U.K. citizens in favor of leaving the European Union (EU) took place late in the reporting period, briefly upending global financial markets and presenting major questions about how the relationship will be dissolved.

Geopolitical events

Severe unrest continued in certain areas of the Middle East, driven by the sometimes-opposing and sometimes-overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence. Broader involvement escalated, with Russia’s airpower commitment in early fall and a redoubled coalition of Western powers targeting Islamic State after a series of attacks by religious extremists across the globe. Iraqi forces, supported by U.S. air and ground resources, began to make notable progress in reversing Islamic State gains as the reporting period progressed; at the same time, incidences of terrorism appeared to increase in Africa, Asia, Europe, the Middle East and North America. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere around the globe, and taken a terrible human toll, it has not had a significant impact on global markets or the economy at this point.

It will be interesting, however, to see the ultimate effects of the ensuing Syrian migrant crisis on the EU. Immigration served as one of the key points of contention leading up to Great Britain’s EU referendum, which led to a vote to leave the EU in late June. U.K. Prime Minister David Cameron tendered his resignation as a result, and a litany of questions entered the public dialogue on topics ranging from when the government would commence the formal withdrawal process to how negotiations would fare regarding trade agreements, and whether the immigration goals espoused by the Leave campaign would come to pass.

Immigration-driven ballot-box uncertainty has also taken center stage in the U.S. presidential election, where the leading primary candidates of the two major political parties — Hillary Clinton (Democrat) and Donald Trump (Republican) — had clinched their nominations in the weeks before the end of the reporting period.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which persisted for the first half of the reporting period, remained primarily attributable to oversupply: members of the Organization of Petroleum Exporting Countries failed to agree on production cuts; the U.S. Congress approved the restoration of oil exports in mid-December; and Iran’s multi-lateral agreement on the scope of its nuclear program paved the way for its post-sanction return as a major low-cost oil supplier. The International Energy Agency, however, projected a return to supply-demand balance in 2017.

Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the fiscal year. Food shortages and a breakdown of the rule of law appeared to worsen as the reporting period concluded, despite a partial rebound in the price of oil. Brazil’s prospects also paled during the period, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff.

Economic performance

U.S. economic growth in the second quarter of 2015 (prior to the start of the reporting period) bordered on impressive, due in large part to strong consumer activity. The pace of growth essentially halved during the third quarter amid slow sales and lackluster export activity. Fourth-quarter growth decelerated further, as industrial production and manufacturing came under pressure from the effects of U.S. dollar strength. Growth during the first quarter of 2016 slowed more still, and continued apace during the second quarter, reflecting a significant deceleration in overall growth during the full reporting period. The labor market improved consistently for most of the fiscal year, with the unemployment rate declining from 5.3% in July 2015 to 4.9% in July 2016. Average hourly

Adviser Managed Trust / Annual Report / July 31, 2016	1

LETTER TO SHAREHOLDERS (Continued)

JULY 31, 2016

earnings gained with relative steadiness, bouncing around a rough mean of about 0.2% per month over the reporting period. The Fed raised its target interest rate in mid-December for the first time since 2006, leaving behind a near-zero rate that had been in place since late 2008.

Europe maintained steady (if modest) economic expansion during the second, third and fourth quarters of 2015, followed by an uptick in the growth rate during the first quarter of 2016 and then slower growth in the second quarter. The ECB’s expansion of its asset-purchase program and introduction of a negative deposit rate in early 2015 (prior to the start of the Funds’ fiscal year) was followed during the reporting period by a deeper foray into negative-rate territory and additional asset-purchase commitments. As the end of the fiscal year approached, U.K. economic data increasingly depicted moderating conditions or outright slowdown amid uncertainty caused by the looming Brexit vote.

In the Asia-Pacific region, Japan’s economy swung between advances and declines. A small contraction in gross domestic product (GDP) took place during the second quarter of 2015, followed by modest growth during the third quarter and then a fourth-quarter contraction. The first quarter of 2016 witnessed a return to expansion, followed by a flat second quarter. The yen remained in a relatively narrow range compared to the U.S. dollar during most of the reporting period, then strengthened substantially starting at the end of 2015. A renewed surge in yen value relative to other major currencies was one of the more notable post-Brexit outcomes, despite expansions during the period to the BOJ’s asset-purchase program, the adoption of a negative benchmark interest rate and a fiscal reform proposal focused on government spending. China’s steadily declining growth, albeit from a pace considerably higher than most other economies, appeared to level off in the second quarter of 2016. The PBOC loosened its monetary-policy stance, reducing benchmark interest rates and bank-reserve requirements at multiple points during the reporting period. The government’s decision to peg its currency (the renminbi) to a basket of currencies instead of just the U.S. dollar, along with the decline of the renminbi against the U.S. dollar during the first several weeks of the reporting period, had significant global repercussions — especially given the implications for a potential rebalancing of global trade and uncertainty about potential future actions.

Market developments

Risk assets were treading water at the start of the fiscal year after breaking out of a downtrend that originated with deep losses on China’s mainland stock exchanges. More severe declines in late summer, when China moderately devalued its currency, were followed by a partial recovery through October. As 2015 came to a close, the questionable health of U.S. energy companies (which was caused by a persistent multi-year oil-price decline) raised concerns among high-yield bond investors. This resulted in a selloff that likely discouraged investor risk appetite, keeping a lid on performance at year end and into the new year.

The beginning of 2016 was marked by a global flight to quality, benefitting safe-haven assets at the expense of risk assets. A trend reversal took place in mid-February, with risk assets rallying into April, followed by mixed performance until late June. The price of oil (and commodities in general) also advanced sharply from mid-February into June. Brexit caused a major spike in global stock-market volatility, yields were driven downward to record levels on perceived safe-haven investments like developed-market government bonds, and the currencies at the center of the developments — sterling and the euro — weakened substantially relative to the U.S. dollar and yen. Most of the stock-market losses, however, were recovered within a week’s time, and the rally continued as the reporting period drew to a close.

The U.S. dollar ended the fiscal year less than 2% lower against a trade-weighted basket of major currencies, having been as much as 4% higher in late January, and 5% lower in early May. The dollar finished the reporting period about 2% higher versus a broad trade-weighted basket, however, with advances and declines that mirrored those against major currencies.

Second-quarter 2016 earnings declined for companies in the S&P 500 Index; although a majority fared better than analysts’ late-quarter average estimates. The consumer discretionary sector delivered the highest second-quarter earnings growth, while the energy sector continued to lag with deep losses.

For the full reporting period, the MSCI All-Country World Index, a proxy for global equities, fell 0.44% in U.S. dollar terms. The MSCI All-Country World ex USA Index fell by 5.54%, considerably sharper than the decline of its U.S.- inclusive counterpart. Emerging-market equity returns were modestly negative in U.S. dollar terms, with the MSCI Emerging Markets Index falling by 0.75%.

2	Adviser Managed Trust / Annual Report / July 31, 2016

U.S. equity returns were positive; the S&P 500 Index returned 5.61% during the fiscal year. U.S. large caps (represented by the Russell 1000 Index) continued to outpace small caps (represented by the Russell 2000 Index), returning 4.84% and 0.00%, respectively. The persistence of U.S. large-cap outperformance relative to other equities has been remarkable — both within the U.S. and internationally — with returns topping not just small caps, but also emerging markets, Europe, Japan and the global stock market when annualized over one, three, five and ten years through the end of the reporting period.

Defensive and less-cyclically sensitive equity sectors (which typically exhibit lower volatility in challenging market environments compared to cyclically sensitive sectors) had the best performance. Telecommunications, utilities and consumer staples were the top-performing sectors in the U.S., while technology took the place of telecommunications among the top three globally; financials, energy and healthcare suffered the steepest declines.

Global fixed income, as measured by the Barclays Global Aggregate Bond Index, advanced 9.45% in U.S. dollar terms during the fiscal year. Interest rates generally declined during the reporting period, as major central banks outside of the U.S. guided benchmark rates downward (into negative territory in some cases) and expanded their asset-purchase programs.

U.S. Treasuries generally performed well as the yield curve flattened (bond yields move inversely to prices) and rates fell across most maturities, with only the yields on Treasuries with maturities shorter than two years increasing during the full reporting period.

U.S. investment-grade corporate debt performed well, and the high-yield market was positive. The BofA Merrill Lynch US High Yield Constrained Index increased by 4.95% during the full fiscal year. Mortgage- and asset-backed securities also delivered positive returns during the reporting period.

Emerging-market debt delivered mixed gains. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, increased by 5.30% in U.S. dollar terms during the reporting period, bolstered by an impressive late-period rally as U.S. dollar strength waned. Latin America led, while Africa lagged. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 11.22%.

A combination of subdued inflation and dollar strength began to ease in the latter part of the reporting period, reducing headwinds to the performance of inflation-sensitive assets such as Treasury inflation-protected securities and commodities. The latter declined by 10.5% over the Funds’ fiscal year, according to the TR/CC CRB Commodities Total Return Index, but dropped by more than 23% as recently as mid-February before staging a steep partial recovery.

Our view

The U.K.’s vote to leave the EU is a major political and economic event that will likely weigh on international financial markets, not just for weeks and months, but perhaps for years. The leap into the unknown will likely depress economic growth as business spending freezes until some clarity re-emerges on the country’s trading relationships. Sterling’s plunge immediately following the Leave vote, however, should provide a much-needed offset to the mostly negative impact of all the uncertainty, as U.K. exporters find themselves in a more competitive position.

The ability of the equity market to bounce back from the immediate shock is heartening, but it is hard to draw firm conclusions on how disruptive Brexit will be on future EU and eurozone economic activity. The fragility of the recovery going into this crisis is a matter of deep concern.

The U.S. has remained resilient despite numerous shocks over the past seven years, and we expect this resilience will once again be on display following the U.K. vote. The first hints of wage pressure have appeared, with a moderate acceleration in wages and total labor compensation apparent on a year-over-year basis. As corporate margins get squeezed by the pick-up in labor costs, the pressure to raise prices will likely intensify.

This puts the Fed in something of a quandary, since the Brexit shock has seemingly upended any possibility of a near-term rise in the funds rate. Market-implied expectations for the next policy-rate move have been pushed out to late 2017; in fact, futures traders have priced in the mild possibility of a rate cut in the near term. Yet, we admit to a growing uneasiness that the central bank may be a falling behind the inflation curve.

Adviser Managed Trust / Annual Report / July 31, 2016	3

LETTER TO SHAREHOLDERS (Concluded)

JULY 31, 2016

We understand that the still-soggy global economy and the shock delivered by the U.K. vote argue for a very cautious process of interest-rate normalization. But if the upward trend in labor costs is sustained, a more aggressive response by the U.S. central bank eventually will be justified.

In the months immediately ahead, investors’ attention will be focused on the U.S. presidential election. Investors need to be prepared for a bit of volatility in the coming months, since the uncertainty level has been ratcheted upward, and will likely remain elevated between now and the election. For now, we lean toward the optimistic side, mainly because U.S. economic and financial fundamentals appear relatively healthy.

One of the more surprising market responses to the Brexit vote is the sharp appreciation of the yen. This is the last thing that the country needs, since an ultra-strong currency exacerbates downward pressure on inflation. Corporate earnings have begun to roll over in response to the currency’s appreciation. As Japanese yields sink further into negative territory across the curve, we wonder what measures the BOJ will introduce next, since the most recent interest rate moves have failed to weaken the currency or boost the economy.

Investor fears earlier this year of an imminent Chinese debt and currency meltdown have receded. China’s economy mostly appears to be treading water, much like the rest of the world. The government continues to encourage growth fuelled by additional debt, prop up state-owned enterprises and allow its currency to fall. Economic and financial reforms are proceeding, but at an erratic pace. Chinese equities have not shown much spark, however, despite the risk-on environment for emerging-market assets that began in late January.

Globally, the points of general consistency in our investment outlook and positioning are that stability and momentum appear expensive within equities, and that fixed-income managers favor credit at the expense of interest-rate duration.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

4	Adviser Managed Trust / Annual Report / July 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JULY 31, 2016

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF”s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

The Fund employs a passive strategy designed to track the performance of one or more indexes that represent broad exposure to the U.S. equity market and issuers located in developed and emerging market countries outside the U.S. (each an Index, and collectively, the Indexes). The passive strategy is implemented by State Street Global Advisors (SSgA) Funds’

Management, Inc., as sub-adviser under the general supervision of SIMC. SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2016, the Fund returned (0.42)%. The Fund’s primary benchmark — the S&P 500 Index — returned 5.61%. For the period under review, the Fund was an active part of the Adviser Managed Strategy from August 1, 2015 to August 27, 2015 and from April 15, 2016 to July 31, 2016. In the earlier period, the Fund returned (10.31)% while the benchmark returned (5.32)%. In the later period, the Fund returned 4.46% while the benchmark returned 4.96%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SIMC also utilizes a blended benchmark which reflects the Fund’s allocations to various asset classes and global markets, to assess performance. The Fund’s blended benchmark consists of the Russell 1000 Index (60%), Russell 2000 Index (10%), MSCI EAFE Index (20%), and MSCI Emerging Markets Index (10%).

V. Performance Discussion

The Fund was an active part of the Adviser Managed Strategy from August 1, 2015 to August 27, 2015 and again from April 15, 2016 to July 31, 2016. Over both periods, the Fund allocated to and sought to passively track the performance of indexes as follows: Russell 1000 Index (60%), Russell 2000 Index (10%), MSCI EAFE Index (20%) and MSCI Emerging Markets Index (10%).

During the first period of August 1, 2015 to August 27, 2015, the Fund returned (10.31)%. The Russell 1000 Index returned (6.12)%. The utilities sector was the best — and only positive-returning sector, while Energy and Information Technology were the weakest sectors. The Russell 2000 Index returned (6.53)%. Utilities was again the best-performing sector while Energy was by far the worst-performing sector. Health Care was the second weakest sector. Investors sold off healthcare stocks, which were among the most volatile in the small-cap benchmark. The MSCI EAFE Index returned (6.34)%. From a sector perspective, Telecommunication Services and Utilities were the best-performing sectors due to the

Adviser Managed Trust / Annual Report / July 31, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JULY 31, 2016

Tactical Offensive Equity Fund (Concluded)

global search for dividend yield. Energy and Materials were the weakest-performing sector due to slumping commodity prices. The MSCI Emerging Markets Index returned -9.78%. Unlike the MSCI EAFE Index, Health Care was the best-performing sector. Energy remained the weakest-performing sector, however, among emerging markets. Emerging markets underperformed EAFE markets due to a reduction in investor appetite for risk. The Fund’s liquidation of substantially all of its assets to meet a redemption request beginning on August 24, 2015 resulted in the Fund temporarily holding cash positions.

During the second period of April 15, 2016 to July 31, 2016, the Fund returned 4.46%. During this period, the Russell 1000 Index returned 5.13%. From a sector perspective, Telecommunication Services and Health Care were the best-performing sectors, followed by Utilities and Materials. Consumer Discretionary was the worst-performing sector. The Russell 2000 Index returned 8.53%. From a sector perspective, Consumer Staples and Materials were the top performing sectors, followed by Telecommunication Services. Unlike the other U.S. indexes, Energy was by far the worst-performing sector. The MSCI EAFE Index returned 1.44%. Among the best-performing sectors were Information Technology and Materials, while Financials was the weakest sector due to low interest rates across the globe, as addressed in the shareholder letter. From a regional point of view, the Pacific region performed well (specifically New Zealand, Hong Kong and Australia). Europe’s negative returns reflected the rising political risk and economic uncertainty in the area following the U.K.’s Brexit referendum, in which British citizens voted to leave the European Union. Despite the initial shock to the market after the Brexit vote, the U.K. bounced back and erased most of the losses in the weeks that followed. European countries such as Italy, Spain and Austria, severely underperformed, while Finland performed well. The MSCI Emerging Markets Index returned 4.57%. Information technology was the best-performing sector by far, while Materials was the second best. Industrials was the weakest-performing sector and the only one with negative returns. Regionally, emerging markets in Europe, the Middle East and Africa fared the worst given Turkey’s geopolitical tensions and questions regarding the strength of the country’s economy, as well as the ongoing Middle East refugee crisis. In the eurozone, Greece underperformed due to concerns about its debt sustainability (or repayment to the International Monetary Fund, ongoing difficulties in repaying its eurozone creditors and its credit-rating downgrade). Poland also performed poorly due to political uncertainty. Taiwan, Philippines and Indonesia delivered highly positive results, making Emerging Asia the best-performing market despite underperformance in Malaysia. In Latin America, Brazil returned positive results. The lowest returns were from Colombia, given its sensitivity to oil prices, and Mexico, as its 2016 growth projections were trimmed due to lower oil prices and sluggish manufacturing exports.

The Fund was not an active part of the Adviser Managed Strategy from August 28, 2015 until April 14, 2016. During this time the Fund was invested in the SPDR S&P 500 ETF, which returned 6.27%. The SPDR S&P 500 ETF is designed to track the performance of the S&P 500 Index, so the Fund performed generally in line with the S&P 500 Index — its primary benchmark — during this period.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	(0.42)%‡	5.83%	10.32%†	9.06%†‡
S&P 500 Index	5.61%	11.16%	13.38%	11.97%
Blended 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index	1.30%	7.65%	9.30%	8.38%

6	Adviser Managed Trust / Annual Report / July 31, 2016

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index, 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index.

[1]	For the year ended July 31, 2016. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.
[2]	This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/10/20/10 Blended Benchmark, which consists of the Russell 1000 Index, Russell 2000 Index, MSCI EAFE Index, and the MSCI Emerging Markets Index. The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.
†	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.
‡	The Fund was not an active component of the Adviser Managed Strategy for the period of August 28, 2015 through April 14, 2016.

Adviser Managed Trust / Annual Report / July 31, 2016	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JULY 31, 2016

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

The Fund employs a passive strategy designed to track the performance of one or more U.S. Investment Grade, High Yield and Emerging Market Fixed Income Indexes (each an Index, and collectively, the Indexes) implemented by State Street Global Advisors (SSgA) Funds’ Management, Inc., as sub-adviser under the general supervision of SIMC. SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2016 the Fund returned 6.05%. The Fund’s benchmark — the Barclays U.S. Aggregate Bond Index — returned 5.94%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SIMC also utilizes a blended benchmark (which reflects the Fund’s allocations to various asset classes and global markets) to assess performance. The Fund’s blended benchmark consists of the Barclays U.S. Aggregate Bond Index (76%), Barclays U.S. High Yield Bond Very Liquid Index (9.5%), Citi Emerging Markets USD Government Bond Index (9.5%) and Barclays Global G6 (G7 ex-U.S.) Index (Hedged) (5%).

V. Performance Discussion

The Fund maintained strategic allocations to the Barclays U.S. Aggregate Bond Index (76%), Barclays U.S. High Yield Bond Very Liquid Index (9.5%), Citi Emerging Markets USD Government Bond Index (9.5%) and Barclays Global G6 (G7 ex-U.S.) Index (Hedged) (5%). As a result, the Fund performed in line with its blended benchmark, and outperformed the Barclays U.S. Aggregate Bond Index on a relative basis. For the reasons addressed below, the strategic allocation to U.S. dollar-denominated emerging markets debt and hedged international bonds contributed to relative performance while strategic allocations to high-yield debt detracted from relative performance.

For the period, the Barclays U.S. Aggregate Bond Index returned 5.94%. From a sector perspective, investment-grade corporates were among the best performers, particularly Utilities and Industrials, while agency mortgage-backed securities and asset-backed securities were among the worst performers.

The Barclays U.S. High Yield Bond Very Liquid Index returned 4.15%. From a sector perspective, Metals and Mining, Gaming and Fallen Angels were among the best-performing sectors. Energy and Insurance were among the worst-performing sectors.

8	Adviser Managed Trust / Annual Report / July 31, 2016

The Citi Emerging Markets USD Government Bond Index returned 11.36% during the period. As the shareholder letter addressed, the best-performing countries were generally within Latin America, including Venezuela, Argentina and Ecuador. The worst performers were generally within Africa, specifically Mozambique and Zambia.

The Barclays Global G6 (G7 ex-U.S.) Index (Hedged) returned 9.14% during the period. As noted in the shareholder letter, further expansion of global monetary-policy easing, coupled with weak growth and inflation, pulled rates lower across the G6 ex-U.S. countries, resulting in positive returns across the countries (Japan, France, Germany, Italy, U.K. and Canada), particularly in the U.K. and Japan.

Within the international sovereign-bond sleeve, the Fund used foreign-exchange currency forwards to hedge exposure consistent with the Fund’s mandate. The associated funding costs were a minor detractor to overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A	6.05%	3.85%	3.59%	3.93%
Barclays U.S. Aggregate Bond Index	5.94%	4.23%	3.57%	4.05%
Blended 76% Barclays U.S. Aggregate Bond Index/9.5% Barclays U.S. High Yield Bond Very Liquid Index/9.5% Citi Emerging Markets USD Government Bond Index/5% Barclays Global G6 Hedged (G7 ex-U.S.) Index (Hedged)	6.47%	4.58%	4.16%	4.62%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Fixed Income Fund, Class A, versus the Blended 76% Barclays U.S. Aggregate Bond Index/9.5% Barclays U.S. High Yield Bond Very Liquid Index/9.5% Citi Emerging Markets USD Government Bond Index/5% Barclays Global G6 (G7 ex-U.S.) Index (Hedged).

[1]	For the year ended July 31, 2016. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.
[2]	This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 76/9.5/9.5/5 Blended Benchmark, which consists of the Barclays U.S. Aggregate Bond Index, Barclays U.S. High Yield Bond Very Liquid Index, Citi Emerging Markets USD Government Bond Index, and the Barclays Global G6 (G7 ex-U.S.) Index (Hedged). The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

Adviser Managed Trust / Annual Report / July 31, 2016	9

SUMMARY SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Equity Fund

†	Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.8%
Australia — 1.4%
Other Securities *††	1.4%		$26,558

Austria — 0.0%
Other Securities	0.0		596

Belgium — 0.3%
Other Securities *	0.3		4,786

Brazil — 0.5%
Other Securities *	0.5		8,498

Canada — 0.1%
Other Securities *	0.1		1,519

Chile — 0.1%
Other Securities *	0.1		1,967

China — 1.4%
Tencent Holdings	0.3	250,200	6,013
Other Securities *(A)	1.1		20,412

			26,425

Colombia — 0.0%
Other Securities	0.0		440

Czech Republic — 0.0%
Other Securities *	0.0		291

Denmark — 0.4%
Other Securities *	0.4		7,020

Finland — 0.2%
Other Securities	0.2		3,481

France — 1.8%
Other Securities *††	1.8		32,738

Germany — 1.6%
Other Securities *(A)	1.6		29,643

Greece — 0.0%
Other Securities *	0.0		599

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hong Kong — 1.3%
Other Securities *††(A)	1.3%		$24,763

Hungary — 0.0%
Other Securities	0.0		442

India — 0.1%
Other Securities (A)	0.1		2,143

Indonesia — 0.3%
Other Securities *	0.3		4,744

Ireland — 0.7%
Other Securities *	0.7		12,201

Israel — 0.1%
Other Securities *	0.1		2,602

Italy — 0.4%
Other Securities *(A)	0.4		6,737

Japan — 4.6%
Other Securities *††	4.6		84,266

Luxembourg — 0.1%
Other Securities *	0.1		1,135

Macau — 0.0%
Other Securities	0.0		267

Malaysia — 0.3%
Other Securities *	0.3		5,082

Mexico — 0.4%
Other Securities *††	0.4		6,867

Netherlands — 1.2%
Other Securities *(A)	1.2		21,274

New Zealand — 0.0%
Other Securities	0.0		714

Norway — 0.1%
Other Securities	0.1		2,287

Panama — 0.0%
Other Securities	0.0		204

Peru — 0.0%
Other Securities *	0.0		547

Philippines — 0.2%
Other Securities	0.2		2,673

Poland — 0.1%
Other Securities *	0.1		2,106

Portugal — 0.0%
Other Securities	0.0		535

Qatar — 0.1%
Other Securities *	0.1		1,614

10	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Russia — 0.2%
Other Securities *	0.2%		$4,199

Singapore — 0.3%
Other Securities ††	0.3		5,150

Slovak Republic — 0.0%
Other Securities	0.0		321

South Africa — 0.7%
Other Securities *††	0.7		13,516

South Korea — 1.3%
Samsung Electronics	0.3	4,458	6,125
Other Securities *	1.0		18,679

			24,804

Spain — 0.6%
Other Securities (A)	0.6		10,650

Sweden — 0.5%
Other Securities *	0.5		9,622

Switzerland — 1.8%
Nestle	0.4	92,767	7,458
Novartis	0.3	66,257	5,505
Roche Holding	0.3	20,459	5,239
Other Securities *	0.8		14,379

			32,581

Taiwan — 1.0%
Other Securities *	1.0		18,414

Thailand — 0.2%
Other Securities *	0.2		4,343

Turkey — 0.1%
Other Securities *††	0.1		2,173

United Arab Emirates — 0.1%
Other Securities *	0.1		1,504

United Kingdom — 3.6%
Other Securities *‡(A)	3.6		66,319

United States — 67.6%
3M	0.3	30,300	5,404
AbbVie	0.3	83,454	5,527
Allergan *	0.3	20,400	5,160
Alphabet, Cl A *	0.7	15,129	11,972
Alphabet, Cl C *	0.7	15,300	11,763
Altria Group	0.4	100,700	6,817
Amazon.com *	0.8	19,973	15,156
Amgen	0.4	38,726	6,662
Apple	1.6	281,354	29,320
AT&T	0.7	316,531	13,703
Bank of America	0.4	529,330	7,670
Berkshire Hathaway, Cl B *	0.8	97,143	14,015
Bristol-Myers Squibb	0.3	86,000	6,434

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chevron	0.5%	96,703	$9,910
Cisco Systems	0.4	259,159	7,912
Citigroup	0.4	151,300	6,628
Coca-Cola	0.5	200,430	8,745
Comcast, Cl A	0.5	123,972	8,337
CVS Health	0.3	55,300	5,127
Exxon Mobil	1.0	212,835	18,932
Facebook, Cl A *	0.8	115,288	14,289
General Electric	0.8	472,757	14,722
Gilead Sciences	0.3	68,317	5,429
Home Depot	0.5	64,000	8,847
Intel	0.5	243,205	8,478
International Business Machines	0.4	45,230	7,265
Johnson & Johnson	1.0	141,079	17,667
JPMorgan Chase	0.6	187,106	11,969
McDonald’s	0.3	45,300	5,330
Medtronic	0.3	72,200	6,327
Merck	0.5	142,518	8,360
Microsoft	1.2	388,893	22,042
Oracle	0.3	152,388	6,254
PepsiCo	0.4	74,364	8,100
Pfizer	0.6	308,956	11,397
Philip Morris International	0.4	79,700	7,991
Procter & Gamble	0.6	137,000	11,726
Schlumberger	0.3	71,728	5,776
SEI Investments †	0.0	6,500	293
UnitedHealth Group	0.4	48,300	6,917
Verizon Communications	0.6	209,791	11,625
Visa, Cl A	0.4	98,140	7,660
Wal-Mart Stores	0.3	78,000	5,692
Walt Disney	0.4	83,500	8,012
Wells Fargo	0.6	234,960	11,271
Other Securities *††	43.8		810,708

			1,249,341

Total Common Stock
(Cost $1,691,224) ($ Thousands)			1,770,701

EXCHANGE TRADED FUNDS — 0.8%
United States — 0.8%
iShares MSCI India Fund	0.6	405,764	11,990
Other Securities	0.2		3,861

Total Exchange Traded Funds
(Cost $14,609) ($ Thousands)			15,851

PREFERRED STOCK — 0.5%
Brazil — 0.3%
Other Securities	0.3		4,886

Chile — 0.0%
Other Securities	0.0		163

Adviser Managed Trust / Annual Report / July 31, 2016	11

SUMMARY SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Colombia — 0.0%
Other Securities	0.0%	$297

Germany — 0.1%
Other Securities	0.1	1,902

South Korea — 0.1%
Other Securities	0.1	1,401

Total Preferred Stock
(Cost $7,610) ($ Thousands)		8,649

RIGHTS — 0.0%
Hong Kong — 0.0%
Other Securities*‡	0.0	9

Spain — 0.0%
Other Securities*‡	0.0	18

United States — 0.0%
Other Securities*‡	0.0	—

Total Rights
(Cost $—) ($ Thousands)		27

Total Investments — 97.1%
(Cost $1,713,443) ($ Thousands)		$1,795,228

The	open futures contracts held by the Fund at July 31, 2016, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
MSCI EAFE Index E-MINI	84	Sep-2016	$446
MSCI Emerging Markets E-MINI	228	Sep-2016	660
Russell 2000 Index E-MINI	76	Sep-2016	500
S&P 500 Index E-MINI	232	Sep-2016	1,052
S&P Mid Cap 400 Index E-MINI	18	Sep-2016	138

			$2,796

For the year ended July 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages	are based on a Net Assets of $1,848,988 ($ Thousands).
*	Non-income producing security.
‡	Expiration date unavailable.
†	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.
††	Real Estate Investment Trust.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2016, the value of these securities amounted to $2,228 ($ Thousands), representing 0.1% of the net assets of the Fund.

Cl — Class

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of July 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stock	$1,770,701	$—	$—		$1,770,701
Exchange Traded Funds	15,851	—	—		15,851
Preferred Stock	8,649	—	—		8,649
Rights	27	—	—	^	27

Total Investments in Securities	$1,795,228	$—	$—		$1,795,228

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$2,796	$—	$—	$2,796

Total Other Financial Instruments	$2,796	$—	$—	$2,796

*	Futures contracts are valued at the unrealized appreciation on the instruments.
^	Represents securities in which the fair value is $0 or has been rounded to $0.

For the year ended July 31, 2016, there were transfers between Level 1 and Level 2 assets and liabilities due to the availability of quoted prices in active markets to determine fair value. For the year ended July 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 31.1%
Consumer Discretionary — 3.8%
1011778 BC ULC /New Red Finance
6.000%, 04/01/2022 (A)	$350	$367
4.625%, 01/15/2022 (A)	256	264
21st Century Fox America
6.650%, 11/15/2037	100	135
6.150%, 02/15/2041	250	329
4.500%, 02/15/2021	100	112
3.000%, 09/15/2022	300	315
24 Hour Holdings III
8.000%, 06/01/2022 (A)	125	98
Advance Auto Parts
4.500%, 12/01/2023	100	109
Amazon.com
4.950%, 12/05/2044	100	125
4.800%, 12/05/2034	100	120
2.500%, 11/29/2022	200	208
AMC Entertainment
5.750%, 06/15/2025	88	88
AMC Networks
5.000%, 04/01/2024	150	153
4.750%, 12/15/2022	100	102
American Axle & Manufacturing
6.625%, 10/15/2022	100	106
American Builders & Contractors Supply
5.625%, 04/15/2021 (A)	100	103
American Honda Finance MTN
2.250%, 08/15/2019	200	206
1.700%, 02/22/2019	25	26
1.600%, 07/13/2018	100	101
American Tire Distributors
10.250%, 03/01/2022 (A)	100	92
APX Group
8.750%, 12/01/2020	100	95
7.875%, 12/01/2022 (A)	58	61
6.375%, 12/01/2019	150	154
Aramark Services
5.125%, 01/15/2024 (A)	183	189
Asbury Automotive Group
6.000%, 12/15/2024	100	103
Ashtead Capital
5.625%, 10/01/2024 (A)	200	208

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AutoNation
4.500%, 10/01/2025	$100	$107
AutoZone
3.700%, 04/15/2022	80	86
Bed Bath & Beyond
5.165%, 08/01/2044	100	91
Block Financial
4.125%, 10/01/2020	100	104
BorgWarner
4.375%, 03/15/2045	50	53
3.375%, 03/15/2025	100	103
Boyd Gaming
6.875%, 05/15/2023	137	147
6.375%, 04/01/2026 (A)	100	106
Brookfield Residential Properties
6.500%, 12/15/2020 (A)	100	102
6.125%, 07/01/2022 (A)	100	99
Cablevision Systems
5.875%, 09/15/2022	100	92
Caesars Entertainment Resort Properties
11.000%, 10/01/2021	200	204
8.000%, 10/01/2020	150	151
Caesars Growth Properties Holdings
9.375%, 05/01/2022	100	99
CBS
5.500%, 05/15/2033	175	197
4.000%, 01/15/2026	235	253
3.500%, 01/15/2025	100	104
CCO Holdings
5.875%, 04/01/2024 (A)	317	338
5.750%, 02/15/2026 (A)	600	633
Cengage Learning
9.500%, 06/15/2024 (A)	111	116
Charter Communications Operating
6.834%, 10/23/2055 (A)	35	44
6.484%, 10/23/2045 (A)	165	198
6.384%, 10/23/2035 (A)	50	59
4.908%, 07/23/2025 (A)	150	166
4.464%, 07/23/2022 (A)	250	271
3.579%, 07/23/2020 (A)	55	58
Chinos Intermediate Holdings PIK
7.750%, 05/01/2019 (A)	52	17
Cinemark
4.875%, 06/01/2023	150	153
Claire’s Stores
9.000%, 03/15/2019 (A)	200	110
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	300	297
6.500%, 11/15/2022	500	517
Comcast
5.700%, 05/15/2018	250	271
4.750%, 03/01/2044	200	242

Adviser Managed Trust / Annual Report / July 31, 2016	13

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.600%, 08/15/2045	$100	$118
4.400%, 08/15/2035	200	230
4.250%, 01/15/2033	100	112
4.200%, 08/15/2034	400	445
3.375%, 02/15/2025	150	163
3.375%, 08/15/2025	65	71
Council of Europe Development Bank
1.750%, 11/14/2019	50	51
1.625%, 03/10/2020	100	102
1.000%, 03/07/2018	125	125
CSC Holdings
6.750%, 11/15/2021	150	159
5.250%, 06/01/2024	150	143
CST Brands
5.000%, 05/01/2023	100	103
Daimler Finance North America
8.500%, 01/18/2031	50	83
Delphi Automotive PLC
3.150%, 11/19/2020	200	208
Discovery Communications
6.350%, 06/01/2040	100	106
5.050%, 06/01/2020	125	136
DISH DBS
7.750%, 07/01/2026 (A)	176	183
5.875%, 07/15/2022	300	300
5.875%, 11/15/2024	360	347
5.000%, 03/15/2023	154	145
Dollar General
3.250%, 04/15/2023	100	105
Dollar Tree
5.750%, 03/01/2023 (A)	400	430
5.250%, 03/01/2020 (A)	105	109
DR Horton
4.000%, 02/15/2020	45	47
3.750%, 03/01/2019	100	103
ESH Hospitality
5.250%, 05/01/2025 (A)	200	199
Expedia
4.500%, 08/15/2024	50	53
Fiat Chrysler Automobiles
5.250%, 04/15/2023	200	202
4.500%, 04/15/2020	300	304
First Quality Finance
4.625%, 05/15/2021 (A)	100	98
Ford Motor
7.450%, 07/16/2031	200	275
4.750%, 01/15/2043	125	138
Ford Motor Credit MTN
5.875%, 08/02/2021	250	288
5.000%, 05/15/2018	225	238
4.389%, 01/08/2026	200	220
3.219%, 01/09/2022	200	207

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.943%, 01/08/2019	$400	$411
General Motors
6.600%, 04/01/2036	100	124
6.250%, 10/02/2043	250	301
5.000%, 04/01/2035	50	53
3.500%, 10/02/2018	150	155
General Motors Financial
4.000%, 01/15/2025	100	103
3.700%, 05/09/2023	35	36
3.450%, 04/10/2022	150	153
3.200%, 07/13/2020	100	102
3.200%, 07/06/2021	150	152
3.100%, 01/15/2019	150	154
2.400%, 04/10/2018	125	126
2.400%, 05/09/2019	30	30
George Washington University
4.868%, 09/15/2045	50	61
Goodyear Tire & Rubber
5.125%, 11/15/2023	250	264
5.000%, 05/31/2026	185	195
Gray Television
7.500%, 10/01/2020	100	104
5.875%, 07/15/2026 (A)	100	103
Group 1 Automotive
5.000%, 06/01/2022	100	99
Guitar Center
6.500%, 04/15/2019 (A)	100	88
Hanesbrands
4.875%, 05/15/2026 (A)	150	153
4.625%, 05/15/2024 (A)	176	181
Hilton Worldwide Finance
5.625%, 10/15/2021	200	207
Home Depot
5.875%, 12/16/2036	200	278
4.400%, 04/01/2021	100	113
4.400%, 03/15/2045	150	180
3.000%, 04/01/2026	100	108
2.625%, 06/01/2022	150	158
2.000%, 06/15/2019	100	103
2.000%, 04/01/2021	50	51
iHeartCommunications
9.000%, 12/15/2019	100	80
9.000%, 09/15/2022	500	368
International Game Technology
6.250%, 02/15/2022 (A)	300	314
5.625%, 02/15/2020 (A)	200	214
Isle of Capri Casinos
5.875%, 03/15/2021	100	104
Jaguar Holding II
6.375%, 08/01/2023 (A)	152	161
Jaguar Land Rover Automotive
5.625%, 02/01/2023 (A)	150	158

14	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.250%, 11/15/2019 (A)	$150	$155
Japan Finance Organization for Municipalities
4.000%, 01/13/2021	100	110
JC Penney
5.875%, 07/01/2023 (A)	100	103
Johnson Controls
4.950%, 07/02/2064	25	26
4.625%, 07/02/2044	100	110
3.625%, 07/02/2024	100	107
K Hovnanian Enterprises
7.250%, 10/15/2020 (A)	100	91
KFC Holding
5.250%, 06/01/2026 (A)	192	203
5.000%, 06/01/2024 (A)	162	169
Kohl’s
4.750%, 12/15/2023	100	108
L Brands
6.875%, 11/01/2035	150	159
6.750%, 07/01/2036	120	126
5.625%, 02/15/2022	150	165
Landry’s
9.375%, 05/01/2020 (A)	100	105
Laureate Education
9.250%, 09/01/2019 (A)	200	179
Lear
5.250%, 01/15/2025	75	80
Lennar
4.750%, 11/15/2022	200	210
4.500%, 06/15/2019	100	105
Levi Strauss
6.875%, 05/01/2022	100	106
LKQ
4.750%, 05/15/2023	100	100
Lowe’s
6.650%, 09/15/2037	100	147
4.625%, 04/15/2020	100	110
4.250%, 09/15/2044	50	56
3.700%, 04/15/2046	150	158
3.375%, 09/15/2025	100	110
3.125%, 09/15/2024	100	108
Macy’s Retail Holdings
4.500%, 12/15/2034	100	92
3.450%, 01/15/2021	50	52
2.875%, 02/15/2023	125	122
Magna International
3.625%, 06/15/2024	100	105
Marriott International
3.125%, 10/15/2021	100	104
3.125%, 06/15/2026	50	51
2.300%, 01/15/2022	50	51
Massachusetts Institute of Technology
5.600%, 07/01/2111	100	147

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mattel
2.350%, 05/06/2019	$100	$102
McClatchy
9.000%, 12/15/2022	100	102
McDonald’s MTN
6.300%, 10/15/2037	150	206
5.350%, 03/01/2018	200	213
4.875%, 12/09/2045	125	149
4.700%, 12/09/2035	175	203
3.700%, 01/30/2026	30	33
2.750%, 12/09/2020	120	126
2.100%, 12/07/2018	20	20
MDC Partners
6.500%, 05/01/2024 (A)	150	145
Men’s Wearhouse
7.000%, 07/01/2022	150	132
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024 (A)	108	116
MGM Resorts International
7.750%, 03/15/2022	200	231
6.625%, 12/15/2021	200	221
6.000%, 03/15/2023	200	216
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	100	108
Monitronics International
9.125%, 04/01/2020	100	88
MPG Holdco I
7.375%, 10/15/2022	100	103
NBCUniversal Media
5.950%, 04/01/2041	100	136
5.150%, 04/30/2020	350	399
NCL
5.250%, 11/15/2019 (A)	100	102
4.625%, 11/15/2020 (A)	85	86
Neiman Marcus Group
8.000%, 10/15/2021 (A)	300	254
Neptune Finco
10.875%, 10/15/2025 (A)	300	351
10.125%, 01/15/2023 (A)	300	344
6.625%, 10/15/2025 (A)	200	215
Netflix
5.875%, 02/15/2025	38	40
5.500%, 02/15/2022	125	133
5.375%, 02/01/2021	100	107
Newell Brands
5.500%, 04/01/2046	100	125
5.375%, 04/01/2036	30	36
4.200%, 04/01/2026	50	55
3.850%, 04/01/2023	60	64
3.150%, 04/01/2021	50	52
2.600%, 03/29/2019	45	46

Adviser Managed Trust / Annual Report / July 31, 2016	15

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Newell Rubbermaid
4.000%, 12/01/2024	$100	$107
Nexstar Broadcasting
6.875%, 11/15/2020	100	105
Nexstar Escrow
5.625%, 08/01/2024 (A)	82	83
NIKE
3.875%, 11/01/2045	100	113
Nordstrom
5.000%, 01/15/2044	100	102
Omnicom Group
3.625%, 05/01/2022	100	107
3.600%, 04/15/2026	100	107
O’Reilly Automotive
3.550%, 03/15/2026	50	54
Penske Automotive Group
5.750%, 10/01/2022	50	51
5.500%, 05/15/2026	105	103
Priceline Group
3.600%, 06/01/2026	50	52
Prime Security Services Borrower
9.250%, 05/15/2023 (A)	488	521
PulteGroup
5.500%, 03/01/2026	100	104
5.000%, 01/15/2027	107	107
PVH
4.500%, 12/15/2022	100	103
Quebecor Media
5.750%, 01/15/2023	150	157
QVC
4.450%, 02/15/2025	100	102
Regal Entertainment Group
5.750%, 03/15/2022	150	156
Royal Caribbean Cruises
5.250%, 11/15/2022	100	108
RSI Home Products
6.500%, 03/15/2023 (A)	67	70
Sally Holdings
5.750%, 06/01/2022	100	105
5.625%, 12/01/2025	150	161
Scientific Games International
10.000%, 12/01/2022	300	267
7.000%, 01/01/2022 (A)	225	234
Scripps Networks Interactive
2.750%, 11/15/2019	100	102
Serta Simmons Bedding
8.125%, 10/01/2020 (A)	100	105
Service International
5.375%, 05/15/2024	100	107
Sinclair Television Group
6.125%, 10/01/2022	100	105
5.375%, 04/01/2021	150	156

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sirius XM Radio
6.000%, 07/15/2024 (A)	$200	$213
5.375%, 04/15/2025 (A)	175	180
5.375%, 07/15/2026 (A)	157	160
Six Flags Entertainment
5.250%, 01/15/2021 (A)	100	103
Staples
2.750%, 01/12/2018	150	152
Starbucks
2.700%, 06/15/2022	200	211
Starwood Hotels & Resorts Worldwide
3.750%, 03/15/2025	100	106
Starz
5.000%, 09/15/2019	150	153
Station Casinos
7.500%, 03/01/2021	25	26
Summit Materials
6.125%, 07/15/2023	200	202
Target
6.000%, 01/15/2018	100	107
3.500%, 07/01/2024	150	167
2.300%, 06/26/2019	300	310
Taylor Morrison Communities
5.250%, 04/15/2021 (A)	92	94
TEGNA
5.125%, 07/15/2020	250	259
Tempur Sealy International
5.500%, 06/15/2026 (A)	64	65
Tenneco
5.000%, 07/15/2026	105	107
Time
5.750%, 04/15/2022 (A)	100	98
Time Warner
6.200%, 03/15/2040	275	359
3.600%, 07/15/2025	200	216
3.550%, 06/01/2024	200	214
2.950%, 07/15/2026	85	87
2.100%, 06/01/2019	350	357
Time Warner Cable
8.750%, 02/14/2019	100	117
6.550%, 05/01/2037	100	120
5.875%, 11/15/2040	200	224
5.000%, 02/01/2020	250	273
4.500%, 09/15/2042	100	97
Tops Holding
8.000%, 06/15/2022 (A)	83	72
Toyota Motor Credit MTN
3.300%, 01/12/2022	200	216
2.800%, 07/13/2022	50	53
2.150%, 03/12/2020	200	205
1.900%, 04/08/2021	50	51
1.700%, 02/19/2019	50	51

16	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.550%, 07/13/2018	$175	$176
1.200%, 04/06/2018	50	50
Tribune Media
5.875%, 07/15/2022	200	204
Unitymedia Hessen GmbH & KG
5.000%, 01/15/2025 (A)	200	207
Univision Communications
6.750%, 09/15/2022 (A)	150	160
5.125%, 05/15/2023 (A)	100	103
5.125%, 02/15/2025 (A)	347	357
Viacom
5.850%, 09/01/2043	100	107
4.850%, 12/15/2034	200	194
4.250%, 09/01/2023	125	133
2.200%, 04/01/2019	150	151
Viking Cruises
8.500%, 10/15/2022 (A)	100	88
Walt Disney MTN
4.125%, 06/01/2044	125	144
3.000%, 02/13/2026	100	107
2.350%, 12/01/2022	50	52
2.300%, 02/12/2021	100	104
1.100%, 12/01/2017	200	201
Whirlpool
3.700%, 05/01/2025	200	214
WPP Finance
3.750%, 09/19/2024	100	107
Wyndham Worldwide
4.250%, 03/01/2022	100	106
Wynn Las Vegas
5.500%, 03/01/2025 (A)	400	402
5.375%, 03/15/2022	100	103
ZF North America Capital
4.750%, 04/29/2025 (A)	250	261
4.500%, 04/29/2022 (A)	300	312
4.000%, 04/29/2020 (A)	50	52

		43,911

Consumer Staples — 2.0%
Albertsons
6.625%, 06/15/2024 (A)	112	119
Alliance One International
9.875%, 07/15/2021	50	44
Altria Group
9.700%, 11/10/2018	106	126
9.250%, 08/06/2019	100	123
5.375%, 01/31/2044	200	263
4.000%, 01/31/2024	100	113
2.850%, 08/09/2022	100	105
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	400	487
4.700%, 02/01/2036	400	464

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.625%, 02/01/2044	$100	$117
3.700%, 02/01/2024	300	326
3.650%, 02/01/2026	400	430
3.300%, 02/01/2023	300	316
2.650%, 02/01/2021	300	311
2.150%, 02/01/2019	62	63
1.900%, 02/01/2019	300	305
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	100	163
5.375%, 01/15/2020	200	226
3.750%, 07/15/2042	100	103
Archer-Daniels-Midland
4.479%, 03/01/2021	50	56
4.016%, 04/16/2043	100	110
Avon Products
6.750%, 03/15/2023	100	78
6.350%, 03/15/2020	100	89
B&G Foods
4.625%, 06/01/2021	100	103
Brown-Forman
4.500%, 07/15/2045	35	41
Bunge Finance
3.500%, 11/24/2020	50	52
Campbell Soup
4.500%, 02/15/2019	100	108
Coca-Cola
2.875%, 10/27/2025	200	213
2.450%, 11/01/2020	200	211
1.650%, 11/01/2018	300	305
Coca-Cola Femsa
2.375%, 11/26/2018	150	153
Colgate-Palmolive MTN
4.000%, 08/15/2045	50	60
3.250%, 03/15/2024	50	56
2.300%, 05/03/2022	100	104
1.750%, 03/15/2019	50	51
ConAgra Foods
3.200%, 01/25/2023	118	123
1.900%, 01/25/2018	100	101
Constellation Brands
4.250%, 05/01/2023	250	265
3.750%, 05/01/2021	100	105
Costco Wholesale
1.700%, 12/15/2019	100	102
1.125%, 12/15/2017	100	100
Cott Beverages
6.750%, 01/01/2020	80	84
5.375%, 07/01/2022	100	102
CVS Health
5.300%, 12/05/2043	50	64
5.125%, 07/20/2045	255	324
4.875%, 07/20/2035	100	120

Adviser Managed Trust / Annual Report / July 31, 2016	17

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 12/05/2023	$100	$111
3.875%, 07/20/2025	200	222
2.875%, 06/01/2026	100	103
2.800%, 07/20/2020	200	209
2.750%, 12/01/2022	100	104
2.250%, 12/05/2018	125	128
2.125%, 06/01/2021	50	51
1.900%, 07/20/2018	100	102
Dean Foods
6.500%, 03/15/2023 (A)	47	50
Diageo Capital
5.750%, 10/23/2017	125	132
2.625%, 04/29/2023	100	104
Dr Pepper Snapple Group
2.000%, 01/15/2020	100	101
Edgewell Personal Care
4.700%, 05/24/2022	100	105
Energizer Holdings
5.500%, 06/15/2025 (A)	113	115
Estee Lauder
4.375%, 06/15/2045	50	60
Fresh Market
9.750%, 05/01/2023 (A)	265	246
General Mills
3.150%, 12/15/2021	100	107
Hershey
3.200%, 08/21/2025	100	105
HRG Group
7.875%, 07/15/2019	100	106
7.750%, 01/15/2022	200	204
Ingles Markets
5.750%, 06/15/2023	100	103
JBS
5.875%, 07/15/2024 (A)	250	249
5.750%, 06/15/2025 (A)	100	97
JM Smucker
4.375%, 03/15/2045	100	114
4.250%, 03/15/2035	20	22
3.500%, 03/15/2025	100	108
Kellogg
4.000%, 12/15/2020	200	221
Kimberly-Clark
6.625%, 08/01/2037	100	152
3.050%, 08/15/2025	50	54
2.750%, 02/15/2026	50	53
2.150%, 08/15/2020	50	51
1.400%, 02/15/2019	35	36
Kraft Foods Group
6.125%, 08/23/2018	200	219
5.000%, 06/04/2042	100	117
3.500%, 06/06/2022	100	108

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kraft Heinz Foods
6.875%, 01/26/2039	$100	$141
5.200%, 07/15/2045 (A)	100	121
4.375%, 06/01/2046 (A)	60	65
3.950%, 07/15/2025 (A)	100	110
3.000%, 06/01/2026 (A)	55	56
2.800%, 07/02/2020 (A)	200	209
Kroger
4.000%, 02/01/2024	200	223
2.000%, 01/15/2019	200	203
McCormick
3.250%, 11/15/2025	35	38
Mead Johnson Nutrition
4.125%, 11/15/2025	30	33
3.000%, 11/15/2020	230	242
Molson Coors Brewing
5.000%, 05/01/2042	93	109
4.200%, 07/15/2046	40	42
3.000%, 07/15/2026	45	46
1.450%, 07/15/2019	25	25
Mondelez International
6.500%, 08/11/2017	100	105
4.000%, 02/01/2024	260	287
NBTY
7.625%, 05/15/2021 (A)	243	248
PepsiCo
5.500%, 01/15/2040	100	134
5.000%, 06/01/2018	150	161
4.600%, 07/17/2045	145	179
4.500%, 01/15/2020	200	222
4.250%, 10/22/2044	100	116
3.600%, 03/01/2024	200	221
3.500%, 07/17/2025	100	111
2.750%, 03/05/2022	150	158
Philip Morris International
6.375%, 05/16/2038	200	282
5.650%, 05/16/2018	200	216
4.500%, 03/26/2020	100	111
4.250%, 11/10/2044	50	57
4.125%, 03/04/2043	50	56
2.750%, 02/25/2026	50	52
2.125%, 05/10/2023	25	25
1.875%, 02/25/2021	50	51
1.375%, 02/25/2019	30	30
Pilgrim’s Pride
5.750%, 03/15/2025 (A)	133	135
Post Holdings
7.750%, 03/15/2024 (A)	160	177
7.375%, 02/15/2022	300	321
5.000%, 08/15/2026 (A)	223	223
Procter & Gamble
5.550%, 03/05/2037	100	143

18	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.700%, 02/15/2019	$200	$218
3.100%, 08/15/2023	100	109
Revlon Consumer Products
5.750%, 02/15/2021	100	101
Reynolds American
6.875%, 05/01/2020	100	118
5.850%, 08/15/2045	100	131
5.700%, 08/15/2035	100	126
4.450%, 06/12/2025	100	113
3.250%, 06/12/2020	254	269
Rite Aid
6.750%, 06/15/2021	400	421
6.125%, 04/01/2023 (A)	165	175
Smithfield Foods
6.625%, 08/15/2022	200	212
Spectrum Brands
6.375%, 11/15/2020	100	105
5.750%, 07/15/2025	149	161
Sun Products
7.750%, 03/15/2021 (A)	100	104
Sysco
4.850%, 10/01/2045	15	18
3.750%, 10/01/2025	25	27
3.300%, 07/15/2026	100	106
2.600%, 10/01/2020	150	155
TreeHouse Foods
6.000%, 02/15/2024 (A)	120	129
Tyson Foods
4.500%, 06/15/2022	100	111
3.950%, 08/15/2024	50	55
Unilever Capital
5.900%, 11/15/2032	100	142
4.250%, 02/10/2021	100	112
1.375%, 07/28/2021	100	100
US Foods
5.875%, 06/15/2024 (A)	165	172
Vector Group
7.750%, 02/15/2021 (A)	147	154
Walgreen
5.250%, 01/15/2019	24	26
Walgreens Boots Alliance
4.800%, 11/18/2044	100	113
4.650%, 06/01/2046	20	23
3.800%, 11/18/2024	100	108
3.450%, 06/01/2026	30	31
3.300%, 11/18/2021	100	106
3.100%, 06/01/2023	30	31
2.600%, 06/01/2021	65	67
1.750%, 11/17/2017	150	151
1.750%, 05/30/2018	35	35
Wal-Mart Stores
6.500%, 08/15/2037	250	371

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.250%, 09/01/2035	$200	$270
4.300%, 04/22/2044	225	272
3.300%, 04/22/2024	200	221
3.250%, 10/25/2020	100	109
2.550%, 04/11/2023	150	157
1.125%, 04/11/2018	300	302
WhiteWave Foods
5.375%, 10/01/2022	100	114

		23,288

Energy — 3.4%
Anadarko Petroleum
6.600%, 03/15/2046	150	173
6.450%, 09/15/2036	125	140
6.375%, 09/15/2017	29	30
4.850%, 03/15/2021	250	265
Antero Resources
5.625%, 06/01/2023	44	42
5.375%, 11/01/2021	200	191
5.125%, 12/01/2022	200	187
Apache
5.100%, 09/01/2040	200	203
4.750%, 04/15/2043	100	99
3.250%, 04/15/2022	100	102
Baker Hughes
5.125%, 09/15/2040	100	117
Blue Racer Midstream
6.125%, 11/15/2022 (A)	128	120
Boardwalk Pipelines
5.950%, 06/01/2026	100	105
Bonanza Creek Energy
6.750%, 04/15/2021	50	22
BP Capital Markets
3.994%, 09/26/2023	38	41
3.535%, 11/04/2024	100	106
3.506%, 03/17/2025	200	211
3.245%, 05/06/2022	100	106
3.119%, 05/04/2026	25	26
2.315%, 02/13/2020	200	205
2.237%, 05/10/2019	200	205
1.676%, 05/03/2019	20	20
Buckeye Partners
2.650%, 11/15/2018	150	152
California Resources
8.000%, 12/15/2022 (A)	298	191
6.000%, 11/15/2024	308	132
5.500%, 09/15/2021	69	32
Calumet Specialty Products Partners
6.500%, 04/15/2021	100	73
Canadian Natural Resources
6.250%, 03/15/2038	150	160
3.900%, 02/01/2025	100	100

Adviser Managed Trust / Annual Report / July 31, 2016	19

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Carrizo Oil & Gas
7.500%, 09/15/2020	$100	$100
6.250%, 04/15/2023	115	109
Cenovus Energy
3.000%, 08/15/2022	200	188
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024 (A)	250	261
Chesapeake Energy
8.000%, 12/15/2022 (A)	382	332
4.875%, 04/15/2022	100	63
Chevron
4.950%, 03/03/2019	225	246
3.326%, 11/17/2025	50	54
3.191%, 06/24/2023	100	106
2.954%, 05/16/2026	100	104
2.566%, 05/16/2023	100	102
2.419%, 11/17/2020	50	52
2.355%, 12/05/2022	100	102
2.193%, 11/15/2019	125	128
2.100%, 05/16/2021	100	102
1.790%, 11/16/2018	50	51
1.561%, 05/16/2019	100	101
1.344%, 11/09/2017	50	50
1.104%, 12/05/2017	100	100
CNOOC Nexen Finance
4.250%, 04/30/2024	400	432
Columbia Pipeline Group
3.300%, 06/01/2020	150	156
Comstock Resources
10.000%, 03/15/2020 (A)	100	83
Concho Resources
5.500%, 04/01/2023	350	346
ConocoPhillips
6.500%, 02/01/2039	225	281
5.750%, 02/01/2019	100	109
4.950%, 03/15/2026	50	56
4.200%, 03/15/2021	100	107
4.150%, 11/15/2034	100	99
3.350%, 11/15/2024	100	100
3.350%, 05/15/2025	95	96
2.400%, 12/15/2022	150	146
1.050%, 12/15/2017	100	99
CONSOL Energy
8.000%, 04/01/2023	50	48
5.875%, 04/15/2022	350	319
Continental Resources
5.000%, 09/15/2022	100	93
4.500%, 04/15/2023	450	407
3.800%, 06/01/2024	250	214
Crestwood Midstream Partners
6.250%, 04/01/2023	70	65

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CVR Refining
6.500%, 11/01/2022	$100	$85
DCP Midstream
5.850%, 05/21/2043 (A)(B)	100	75
DCP Midstream Operating
3.875%, 03/15/2023	100	94
Denbury Resources
9.000%, 05/15/2021 (A)	74	74
5.500%, 05/01/2022	112	71
4.625%, 07/15/2023	156	97
Devon Energy
5.600%, 07/15/2041	100	96
5.000%, 06/15/2045	150	138
3.250%, 05/15/2022	100	98
Devon Financing
7.875%, 09/30/2031	100	118
Diamond Offshore Drilling
4.875%, 11/01/2043	125	97
Drill Rigs Holdings
6.500%, 10/01/2017 (A)	85	39
Eclipse Resources
8.875%, 07/15/2023	100	92
Ecopetrol
5.875%, 09/18/2023	100	104
5.875%, 05/28/2045	200	177
4.125%, 01/16/2025	225	209
Enable Midstream Partners
2.400%, 05/15/2019	100	97
Enbridge Energy Partners
9.875%, 03/01/2019	50	58
5.500%, 09/15/2040	100	101
Encana
6.500%, 02/01/2038	200	202
Endeavor Energy Resources
7.000%, 08/15/2021 (A)	100	98
Energy Transfer Equity
5.875%, 01/15/2024	150	150
5.500%, 06/01/2027	195	190
Energy Transfer Partners
6.125%, 12/15/2045	100	105
5.950%, 10/01/2043	100	104
5.200%, 02/01/2022	100	107
5.150%, 03/15/2045	100	93
4.900%, 03/15/2035	250	234
4.750%, 01/15/2026	150	153
3.600%, 02/01/2023	185	180
EnLink Midstream Partners
4.850%, 07/15/2026	45	44
Ensco
5.750%, 10/01/2044	200	117
5.200%, 03/15/2025	50	34
4.500%, 10/01/2024	120	82

20	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Enterprise Products Operating
5.200%, 09/01/2020	$100	$113
5.100%, 02/15/2045	225	244
4.850%, 08/15/2042	100	105
3.950%, 02/15/2027	20	21
3.700%, 02/15/2026	100	104
3.350%, 03/15/2023	200	207
2.850%, 04/15/2021	30	31
2.550%, 10/15/2019	100	103
EOG Resources
3.150%, 04/01/2025	200	203
2.625%, 03/15/2023	100	101
EP Energy
9.375%, 05/01/2020	300	171
6.375%, 06/15/2023	118	59
Extraction Oil & Gas Holdings
7.875%, 07/15/2021 (A)	66	66
Exxon Mobil
4.114%, 03/01/2046	200	224
3.567%, 03/06/2045	50	53
3.043%, 03/01/2026	100	106
2.726%, 03/01/2023	200	209
2.709%, 03/06/2025	100	105
2.222%, 03/01/2021	40	41
1.912%, 03/06/2020	100	102
1.708%, 03/01/2019	100	102
Genesis Energy
6.750%, 08/01/2022	100	101
Gibson Energy
6.750%, 07/15/2021 (A)	121	122
Globe Luxembourg SCA
9.625%, 05/01/2018 (A)	200	166
Gulfport Energy
7.750%, 11/01/2020	100	102
Halliburton
7.450%, 09/15/2039	100	142
6.150%, 09/15/2019	100	113
5.000%, 11/15/2045	100	108
4.850%, 11/15/2035	100	109
3.800%, 11/15/2025	100	104
3.500%, 08/01/2023	100	104
Hess
8.125%, 02/15/2019	100	113
7.125%, 03/15/2033	100	113
5.600%, 02/15/2041	50	48
Hilcorp Energy I
5.750%, 10/01/2025 (A)	167	158
Husky Energy
4.000%, 04/15/2024	200	207
Jupiter Resources
8.500%, 10/01/2022 (A)	150	112

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kinder Morgan
5.550%, 06/01/2045	$100	$100
5.300%, 12/01/2034	250	252
5.050%, 02/15/2046	90	85
4.300%, 06/01/2025	100	104
3.050%, 12/01/2019	325	333
Kinder Morgan Energy Partners
5.500%, 03/01/2044	250	256
4.300%, 05/01/2024	200	203
4.250%, 09/01/2024	100	102
2.650%, 02/01/2019	100	101
Laredo Petroleum
7.375%, 05/01/2022	100	97
Magellan Midstream Partners
4.200%, 03/15/2045	200	197
Marathon Oil
6.000%, 10/01/2017	100	104
5.200%, 06/01/2045	50	44
2.800%, 11/01/2022	100	89
Marathon Petroleum
6.500%, 03/01/2041	150	161
5.125%, 03/01/2021	50	56
2.700%, 12/14/2018	50	51
McDermott International
8.000%, 05/01/2021 (A)	100	89
MEG Energy
7.000%, 03/31/2024 (A)	100	72
6.375%, 01/30/2023 (A)	200	141
Memorial Production Partners
7.625%, 05/01/2021	100	50
Memorial Resource Development
5.875%, 07/01/2022	100	100
MPLX
4.875%, 06/01/2025 (A)	100	100
4.500%, 07/15/2023 (A)	150	147
Murphy Oil
4.700%, 12/01/2022	50	45
4.000%, 06/01/2022	200	174
National Oilwell Varco
3.950%, 12/01/2042	100	79
2.600%, 12/01/2022	100	95
Navios Maritime Acquisition
8.125%, 11/15/2021 (A)	100	77
Newfield Exploration
5.625%, 07/01/2024	195	193
5.375%, 01/01/2026	177	169
Nexen Energy
6.400%, 05/15/2037	200	258
NGPL PipeCo
9.625%, 06/01/2019 (A)	100	105
Niska Gas Storage Canada
6.500%, 04/01/2019	100	97

Adviser Managed Trust / Annual Report / July 31, 2016	21

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Noble Energy
5.250%, 11/15/2043	$100	$101
4.150%, 12/15/2021	50	53
3.900%, 11/15/2024	100	102
Noble Holding International
5.250%, 03/15/2042	80	45
Northern Oil and Gas
8.000%, 06/01/2020	100	73
Oasis Petroleum
6.875%, 03/15/2022	200	175
Occidental Petroleum
4.400%, 04/15/2046	50	55
4.100%, 02/01/2021	200	218
2.700%, 02/15/2023	100	102
ONEOK
7.500%, 09/01/2023	80	88
4.250%, 02/01/2022	100	96
ONEOK Partners
6.200%, 09/15/2043	50	55
3.200%, 09/15/2018	200	204
Pacific Drilling
5.375%, 06/01/2020 (A)	200	53
Parsley Energy
7.500%, 02/15/2022 (A)	100	103
PBF Holding
8.250%, 02/15/2020	150	155
7.000%, 11/15/2023 (A)	70	67
PDC Energy
7.750%, 10/15/2022	100	103
Permian Resources
13.000%, 11/30/2020 (A)	100	115
7.375%, 11/01/2021 (A)	100	57
7.125%, 11/01/2020 (A)	150	86
Petroleos Mexicanos
6.875%, 08/04/2026 (A)	100	112
6.625%, 06/15/2035	300	310
6.500%, 06/02/2041	260	260
6.375%, 02/04/2021 (A)	100	110
5.750%, 03/01/2018	200	210
5.625%, 01/23/2046	300	275
5.500%, 02/04/2019 (A)	60	63
4.500%, 01/23/2026	150	145
3.500%, 07/23/2020	250	252
3.500%, 01/30/2023	250	237
2.378%, 04/15/2025	86	88
PHI
5.250%, 03/15/2019	100	92
Phillips 66
5.875%, 05/01/2042	100	121
4.875%, 11/15/2044	100	109
Phillips 66 Partners
2.646%, 02/15/2020	150	150

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Pioneer Natural Resources
7.200%, 01/15/2028	$66	$81
Plains All American Pipeline
4.700%, 06/15/2044	100	89
4.650%, 10/15/2025	100	100
3.600%, 11/01/2024	100	96
2.600%, 12/15/2019	100	100
Puget Energy
5.625%, 07/15/2022	100	115
3.650%, 05/15/2025	50	52
Puget Sound Energy
4.300%, 05/20/2045	50	58
Puma International Financing
6.750%, 02/01/2021 (A)	200	206
QEP Resources
5.375%, 10/01/2022	100	96
5.250%, 05/01/2023	100	94
Range Resources
5.000%, 03/15/2023	150	138
4.875%, 05/15/2025	188	179
Rice Energy
6.250%, 05/01/2022	150	146
Rockies Express Pipeline
6.000%, 01/15/2019 (A)	100	103
Rowan
4.875%, 06/01/2022	125	106
RSP Permian
6.625%, 10/01/2022	150	154
Sabine Pass Liquefaction
5.750%, 05/15/2024	200	205
5.625%, 02/01/2021	450	465
5.625%, 03/01/2025	294	300
Sanchez Energy
6.125%, 01/15/2023	300	202
Sasol Financing International
4.500%, 11/14/2022	200	201
Schlumberger Investment
3.650%, 12/01/2023	100	110
SESI
7.125%, 12/15/2021	53	51
Seven Generations Energy
8.250%, 05/15/2020 (A)	100	103
Shell International Finance
6.375%, 12/15/2038	200	267
4.375%, 03/25/2020	100	110
4.375%, 05/11/2045	100	109
4.300%, 09/22/2019	150	163
4.125%, 05/11/2035	200	216
4.000%, 05/10/2046	50	51
2.875%, 05/10/2026	50	51
2.250%, 11/10/2020	150	155
2.250%, 01/06/2023	100	101

22	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.125%, 05/11/2020	$200	$205
1.875%, 05/10/2021	50	50
1.625%, 11/10/2018	100	101
1.375%, 05/10/2019	50	50
SM Energy
6.125%, 11/15/2022	30	25
5.625%, 06/01/2025	113	94
5.000%, 01/15/2024	100	80
Southwestern Energy
4.100%, 03/15/2022	400	354
Spectra Energy Partners
4.750%, 03/15/2024	100	112
3.500%, 03/15/2025	100	102
2.950%, 09/25/2018	100	102
Statoil
4.800%, 11/08/2043	100	119
3.700%, 03/01/2024	200	218
2.250%, 11/08/2019	250	257
1.200%, 01/17/2018	100	100
1.150%, 05/15/2018	100	100
Suncor Energy
6.500%, 06/15/2038	200	262
6.100%, 06/01/2018	100	107
Sunoco
6.375%, 04/01/2023 (A)	83	84
6.250%, 04/15/2021 (A)	156	159
5.500%, 08/01/2020 (A)	120	122
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	125	125
3.900%, 07/15/2026	100	99
Targa Resources Partners
5.000%, 01/15/2018	200	201
4.250%, 11/15/2023	50	46
4.125%, 11/15/2019	115	115
Tesoro Logistics
6.250%, 10/15/2022	110	114
6.125%, 10/15/2021	100	104
5.500%, 10/15/2019	105	112
Total Capital International
3.750%, 04/10/2024	150	165
2.875%, 02/17/2022	100	105
2.700%, 01/25/2023	100	103
2.100%, 06/19/2019	250	257
TransCanada PipeLines
6.200%, 10/15/2037	250	302
2.500%, 08/01/2022	100	100
1.875%, 01/12/2018	150	151
Transocean
9.000%, 07/15/2023 (A)	225	211
8.125%, 12/15/2021	200	167
Tullow Oil
6.250%, 04/15/2022 (A)	200	164

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Valero Energy
6.625%, 06/15/2037	$100	$112
3.650%, 03/15/2025	200	202
Weatherford International
8.250%, 06/15/2023	139	130
7.750%, 06/15/2021	119	112
4.500%, 04/15/2022	100	83
Western Gas Partners
3.950%, 06/01/2025	100	98
Whiting Petroleum
5.750%, 03/15/2021	100	84
5.000%, 03/15/2019	200	174
Williams
5.750%, 06/24/2044	100	92
4.550%, 06/24/2024	300	286
Williams Partners
6.300%, 04/15/2040	100	102
4.875%, 03/15/2024	125	125
4.300%, 03/04/2024	260	256
3.900%, 01/15/2025	100	95
3.600%, 03/15/2022	150	146
WPX Energy
7.500%, 08/01/2020	75	74
6.000%, 01/15/2022	100	91
5.250%, 09/15/2024	150	128
XTO Energy
6.500%, 12/15/2018	100	112

		39,053

Financials — 8.1%
Aflac
3.625%, 11/15/2024	100	108
2.400%, 03/16/2020	100	104
African Development Bank MTN
0.875%, 03/15/2018	400	400
Alexandria Real Estate Equities
4.600%, 04/01/2022	350	380
Allstate
5.750%, 08/15/2053 (B)	100	105
Ally Financial
5.750%, 11/20/2025	100	104
3.750%, 11/18/2019	200	203
3.600%, 05/21/2018	200	204
American Campus Communities Operating Partnership
3.350%, 10/01/2020	50	52
American Express
7.000%, 03/19/2018	150	164
4.050%, 12/03/2042	100	106
2.650%, 12/02/2022	100	102
American Express Credit MTN
2.375%, 05/26/2020	50	51

Adviser Managed Trust / Annual Report / July 31, 2016	23

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.250%, 08/15/2019	$100	$103
2.250%, 05/05/2021	100	102
1.800%, 07/31/2018	100	101
American International Group
5.850%, 01/16/2018	150	160
4.500%, 07/16/2044	250	253
4.125%, 02/15/2024	100	108
3.875%, 01/15/2035	100	97
2.300%, 07/16/2019	200	205
American Tower
4.000%, 06/01/2025	100	109
3.450%, 09/15/2021	150	158
3.375%, 10/15/2026	150	155
2.800%, 06/01/2020	100	103
Ameriprise Financial
3.700%, 10/15/2024	100	109
Andina de Fomento
4.375%, 06/15/2022	100	111
Aon
3.500%, 06/14/2024	200	209
Arch Capital Group
5.144%, 11/01/2043	150	169
Argos Merger
7.125%, 03/15/2023 (A)	333	348
Asian Development Bank MTN
2.000%, 01/22/2025	150	155
1.875%, 04/12/2019	100	102
1.750%, 09/11/2018	350	356
1.625%, 08/26/2020	100	102
1.625%, 03/16/2021	150	153
1.500%, 01/22/2020	350	356
1.375%, 01/15/2019	100	101
Australia & New Zealand Banking Group MTN
3.700%, 11/16/2025	250	277
AvalonBay Communities MTN
3.500%, 11/15/2024	100	107
3.500%, 11/15/2025	100	106
AXIS Specialty Finance
5.150%, 04/01/2045	100	111
Bank of America MTN
7.750%, 05/14/2038	275	401
6.110%, 01/29/2037	150	185
5.650%, 05/01/2018	200	214
5.625%, 07/01/2020	200	227
5.000%, 01/21/2044	150	178
4.750%, 04/21/2045	40	43
4.100%, 07/24/2023	415	452
4.000%, 04/01/2024	285	307
4.000%, 01/22/2025	250	260
3.875%, 08/01/2025	100	107
3.500%, 04/19/2026	100	104
2.650%, 04/01/2019	300	308

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.625%, 10/19/2020	$100	$102
2.625%, 04/19/2021	100	102
2.250%, 04/21/2020	150	151
1.750%, 06/05/2018	500	504
1.700%, 08/25/2017	700	702
1.650%, 03/26/2018	300	302
Bank of Montreal MTN
1.800%, 07/31/2018	50	51
1.400%, 09/11/2017	150	150
Bank of New York Mellon MTN
3.550%, 09/23/2021	100	109
3.000%, 02/24/2025	150	159
2.800%, 05/04/2026	50	52
2.600%, 08/17/2020	200	208
2.450%, 11/27/2020	50	51
2.300%, 09/11/2019	200	206
2.050%, 05/03/2021	50	51
Bank of Nova Scotia
2.800%, 07/21/2021	50	52
2.450%, 03/22/2021	250	257
2.050%, 10/30/2018	100	102
1.700%, 06/11/2018	100	101
1.650%, 06/14/2019	150	151
1.450%, 04/25/2018	200	201
Barclays
5.250%, 08/17/2045	200	223
3.650%, 03/16/2025	250	247
3.250%, 01/12/2021	300	304
BB&T MTN
2.625%, 06/29/2020	100	104
2.450%, 01/15/2020	150	154
Bear Stearns
7.250%, 02/01/2018	195	212
Berkshire Hathaway
4.500%, 02/11/2043	50	59
3.125%, 03/15/2026	35	37
3.000%, 02/11/2023	150	160
2.200%, 03/15/2021	35	36
2.100%, 08/14/2019	200	206
Berkshire Hathaway Finance
5.400%, 05/15/2018	100	108
4.250%, 01/15/2021	100	111
1.700%, 03/15/2019	60	61
BlackRock
3.500%, 03/18/2024	200	220
BNP Paribas MTN
5.000%, 01/15/2021	150	170
2.450%, 03/17/2019	300	307
2.375%, 09/14/2017	150	152
2.375%, 05/21/2020	200	204
Boston Properties
3.700%, 11/15/2018	150	157

24	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.125%, 09/01/2023	$150	$156
BPCE
2.500%, 12/10/2018	320	327
Branch Banking & Trust
3.625%, 09/16/2025	250	271
Brandywine Operating Partnership
4.100%, 10/01/2024	50	51
Brixmor Operating Partnership
4.125%, 06/15/2026	25	26
3.875%, 08/15/2022	30	31
Capital One
1.650%, 02/05/2018	300	301
Capital One Bank
2.250%, 02/13/2019	350	356
Capital One Financial
3.750%, 07/28/2026	50	50
3.200%, 02/05/2025	100	102
Charles Schwab
3.450%, 02/13/2026	70	75
Chubb INA Holdings
3.350%, 05/15/2024	200	216
3.150%, 03/15/2025	100	106
2.300%, 11/03/2020	200	207
CIT Group
5.500%, 02/15/2019 (A)	300	318
5.250%, 03/15/2018	200	208
4.250%, 08/15/2017	300	306
Citigroup
6.675%, 09/13/2043	90	120
6.125%, 08/25/2036	200	243
4.750%, 05/18/2046	50	52
4.600%, 03/09/2026	35	38
4.450%, 09/29/2027	500	524
3.875%, 03/26/2025	300	311
3.700%, 01/12/2026	300	318
3.400%, 05/01/2026	150	155
3.300%, 04/27/2025	300	310
2.700%, 03/30/2021	100	102
2.650%, 10/26/2020	200	205
2.350%, 08/02/2021	50	50
2.150%, 07/30/2018	50	51
2.050%, 12/07/2018	150	151
1.800%, 02/05/2018	300	301
1.700%, 04/27/2018	300	301
Citizens Financial Group
4.350%, 08/01/2025	100	106
2.375%, 07/28/2021	30	30
CME Group
3.000%, 03/15/2025	100	107
CNA Financial
4.500%, 03/01/2026	100	108

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CNO Financial Group
5.250%, 05/30/2025	$140	$145
Commonwealth Bank of Australia
2.500%, 09/20/2018	250	256
2.300%, 03/12/2020	250	256
Communications Sales & Leasing
8.250%, 10/15/2023	210	215
6.000%, 04/15/2023 (A)	33	34
Cooperatieve Rabobank
5.250%, 08/04/2045	250	290
4.625%, 12/01/2023	250	268
3.875%, 02/08/2022	250	273
Cooperatieve Rabobank UA MTN
2.500%, 01/19/2021	250	258
Corporate Office Properties
5.000%, 07/01/2025	50	54
Credit Suisse
3.625%, 09/09/2024	250	260
1.700%, 04/27/2018	300	300
Credit Suisse Group Funding Guernsey
3.800%, 06/09/2023 (A)	250	252
3.750%, 03/26/2025	250	250
3.450%, 04/16/2021 (A)	250	255
Crown Castle International
5.250%, 01/15/2023	125	143
4.450%, 02/15/2026	65	72
3.400%, 02/15/2021	55	58
DDR
3.625%, 02/01/2025	100	101
Deutsche Bank MTN
4.500%, 04/01/2025	200	184
4.296%, 05/24/2028 (B)	300	264
3.700%, 05/30/2024	250	244
3.375%, 05/12/2021	100	100
2.850%, 05/10/2019	100	100
1.875%, 02/13/2018	150	149
DFC Finance
10.500%, 06/15/2020 (A)	100	53
Digital Realty Trust
3.950%, 07/01/2022	100	106
Discover Bank
4.200%, 08/08/2023	250	268
Discover Financial Services
3.850%, 11/21/2022	100	103
Duke Realty
3.875%, 10/15/2022	150	160
DuPont Fabros Technology
5.875%, 09/15/2021	50	52
Enova International
9.750%, 06/01/2021	100	84
Equinix
5.875%, 01/15/2026	150	162

Adviser Managed Trust / Annual Report / July 31, 2016	25

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.375%, 01/01/2022	$145	$152
5.375%, 04/01/2023	150	157
ERP Operating
3.375%, 06/01/2025	100	106
2.375%, 07/01/2019	150	154
Essex Portfolio
3.375%, 04/15/2026	100	103
European Bank for Reconstruction & Development MTN
1.750%, 06/14/2019	100	102
1.750%, 11/26/2019	200	204
0.875%, 07/22/2019	250	249
European Investment Bank
2.875%, 09/15/2020	125	133
2.125%, 10/15/2021	500	519
2.000%, 03/15/2021	150	155
1.875%, 02/10/2025	400	406
1.750%, 06/17/2019	200	204
1.625%, 03/16/2020	100	102
1.625%, 12/15/2020	500	508
1.625%, 06/15/2021	150	152
1.375%, 06/15/2020	300	302
1.250%, 05/15/2018	500	503
1.125%, 09/15/2017	450	452
1.125%, 08/15/2018	600	603
1.000%, 06/15/2018	250	251
Federal Realty Investment Trust
4.500%, 12/01/2044	50	58
FelCor Lodging
5.625%, 03/01/2023	100	103
Fifth Third Bancorp
2.875%, 07/27/2020	150	156
Fifth Third Bank MTN
2.150%, 08/20/2018	250	254
FMS Wertmanagement
1.125%, 09/05/2017	400	401
Franklin Resources
2.850%, 03/30/2025	150	156
GLP Capital
5.375%, 11/01/2023	100	107
5.375%, 04/15/2026	200	213
4.875%, 11/01/2020	100	106
Goldman Sachs Group
6.750%, 10/01/2037	625	801
6.250%, 02/01/2041	100	133
6.150%, 04/01/2018	150	161
6.000%, 06/15/2020	350	401
5.750%, 01/24/2022	130	151
4.800%, 07/08/2044	100	113
3.850%, 07/08/2024	200	215
3.750%, 05/22/2025	250	264
3.750%, 02/25/2026	60	63

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.500%, 01/23/2025	$300	$312
2.875%, 02/25/2021	100	103
2.625%, 01/31/2019	250	256
2.600%, 04/23/2020	300	307
2.550%, 10/23/2019	200	205
2.375%, 01/22/2018	300	304
Harland Clarke Holdings
9.250%, 03/01/2021 (A)	150	127
Hartford Financial Services Group
5.500%, 03/30/2020	150	169
4.300%, 04/15/2043	100	102
HCP
5.375%, 02/01/2021	200	225
4.000%, 12/01/2022	50	53
4.000%, 06/01/2025	100	102
Healthcare Trust of America Holdings
3.500%, 08/01/2026	40	40
Highwoods Realty
3.200%, 06/15/2021	100	101
Hospitality Properties Trust
4.500%, 03/15/2025	50	51
Host Hotels & Resorts
4.000%, 06/15/2025	65	67
Howard Hughes
6.875%, 10/01/2021 (A)	100	104
HSBC
2.375%, 11/13/2019	300	304
2.350%, 03/05/2020	350	353
HSBC Finance
6.676%, 01/15/2021	300	341
HSBC Holdings
6.500%, 05/02/2036	200	254
6.500%, 09/15/2037	225	286
5.250%, 03/14/2044	200	227
4.300%, 03/08/2026	400	429
2.950%, 05/25/2021	250	254
HUB International
7.875%, 10/01/2021 (A)	150	150
Huntington National Bank
1.700%, 02/26/2018	250	251
Inter-American Development Bank MTN
3.200%, 08/07/2042	100	112
3.000%, 02/21/2024	300	332
1.750%, 10/15/2019	700	714
1.125%, 08/28/2018	200	201
1.000%, 05/13/2019	500	501
0.875%, 03/15/2018	200	200
Intercontinental Exchange
3.750%, 12/01/2025	55	60
2.750%, 12/01/2020	55	58

26	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
International Bank for Reconstruction & Development
2.500%, 11/25/2024	$200	$214
2.500%, 07/29/2025	150	161
2.125%, 11/01/2020	450	468
1.875%, 03/15/2019	500	513
1.750%, 04/19/2023	350	357
1.625%, 03/09/2021	350	357
1.625%, 02/10/2022	200	203
1.250%, 07/26/2019	350	353
0.875%, 07/19/2018	350	350
0.875%, 08/15/2019	500	499
International Finance
1.750%, 09/04/2018	200	204
1.750%, 09/16/2019	100	102
0.875%, 06/15/2018	500	500
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	200	199
5.017%, 06/26/2024 (A)	400	381
3.875%, 01/16/2018	200	205
Invesco Finance
5.375%, 11/30/2043	150	183
Iron Mountain
6.000%, 10/01/2020 (A)	120	127
6.000%, 08/15/2023	200	213
5.750%, 08/15/2024	200	205
iStar
5.000%, 07/01/2019	150	148
4.000%, 11/01/2017	100	99
Jefferies Group
6.875%, 04/15/2021	100	115
JPMorgan Chase
6.400%, 05/15/2038	100	139
6.300%, 04/23/2019	200	225
5.625%, 08/16/2043	190	234
4.950%, 06/01/2045	100	115
4.625%, 05/10/2021	150	167
4.350%, 08/15/2021	100	110
4.250%, 10/01/2027	295	318
3.900%, 07/15/2025	100	109
3.875%, 02/01/2024	200	219
3.625%, 05/13/2024	425	455
3.300%, 04/01/2026	150	156
3.250%, 09/23/2022	200	211
3.125%, 01/23/2025	200	205
2.950%, 10/01/2026	200	202
2.750%, 06/23/2020	100	103
2.700%, 05/18/2023	100	101
2.550%, 10/29/2020	485	498
2.550%, 03/01/2021	200	205
2.250%, 01/23/2020	350	357
2.200%, 10/22/2019	250	255

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.850%, 03/22/2019	$150	$152
1.700%, 03/01/2018	150	151
Jurassic Holdings III
6.875%, 02/15/2021 (A)	50	34
Kennedy-Wilson
5.875%, 04/01/2024	65	66
KeyBank
2.500%, 12/15/2019	250	257
KeyCorp MTN
2.900%, 09/15/2020	80	83
KFW
2.750%, 10/01/2020	200	213
2.500%, 11/20/2024	300	321
2.125%, 01/17/2023	150	157
2.000%, 10/04/2022	250	259
2.000%, 05/02/2025	250	258
1.875%, 04/01/2019	525	538
1.625%, 03/15/2021	250	255
1.500%, 02/06/2019	150	152
1.500%, 04/20/2020	1,500	1,521
1.000%, 01/26/2018	400	401
0.875%, 04/19/2018	250	250
Kilroy Realty
4.375%, 10/01/2025	100	109
Kimco Realty
3.200%, 05/01/2021	370	385
Korea Development Bank
3.500%, 08/22/2017	200	205
2.500%, 03/11/2020	200	205
Lamar Media
5.375%, 01/15/2024	100	105
5.000%, 05/01/2023	100	104
Landwirtschaftliche Rentenbank
2.375%, 06/10/2025	150	159
2.250%, 10/01/2021	150	157
2.000%, 01/13/2025	100	103
1.000%, 04/04/2018	300	301
Lazard Group
3.750%, 02/13/2025	50	50
Legg Mason
4.750%, 03/15/2026	50	54
Leucadia National
5.500%, 10/18/2023	100	104
Liberty Property
3.375%, 06/15/2023	95	97
Lincoln National
3.350%, 03/09/2025	150	152
Lloyds Bank
2.400%, 03/17/2020	200	204
2.300%, 11/27/2018	200	202
2.050%, 01/22/2019	200	201

Adviser Managed Trust / Annual Report / July 31, 2016	27

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mack-Cali Realty
3.150%, 05/15/2023	$100	$93
Manufacturers & Traders Trust
2.100%, 02/06/2020	250	254
Markel
5.000%, 04/05/2046	100	109
Marsh & McLennan
3.750%, 03/14/2026	25	27
2.350%, 03/06/2020	100	102
MetLife
4.875%, 11/13/2043	100	113
4.600%, 05/13/2046	100	110
4.368%, 09/15/2023	285	318
4.050%, 03/01/2045	100	100
3.600%, 04/10/2024	200	212
3.600%, 11/13/2025	100	106
Mid-America Apartments
4.000%, 11/15/2025	50	53
Mitsubishi UFJ Financial Group
3.850%, 03/01/2026	200	219
2.950%, 03/01/2021	200	209
Morgan Stanley MTN
6.375%, 07/24/2042	250	345
6.250%, 08/28/2017	375	394
5.750%, 01/25/2021	175	202
5.500%, 07/24/2020	275	311
4.875%, 11/01/2022	165	182
4.350%, 09/08/2026	340	362
4.300%, 01/27/2045	100	108
4.000%, 07/23/2025	155	167
3.875%, 01/27/2026	250	267
3.125%, 07/27/2026	95	96
2.650%, 01/27/2020	200	205
2.500%, 04/21/2021	210	212
2.375%, 07/23/2019	300	306
2.200%, 12/07/2018	150	152
1.875%, 01/05/2018	150	151
MPT Operating Partnership
6.375%, 03/01/2024	100	109
5.250%, 08/01/2026	75	79
MSCI
5.750%, 08/15/2025 (A)	62	68
5.250%, 11/15/2024 (A)	150	159
MUFG Union Bank
2.625%, 09/26/2018	250	255
Nasdaq
5.250%, 01/16/2018	150	158
National Australia Bank MTN
2.625%, 01/14/2021	300	310
National Financial Partners
9.000%, 07/15/2021 (A)	117	118

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
National Retail Properties
4.000%, 11/15/2025	$65	$70
National Rural Utilities Cooperative Finance MTN
10.375%, 11/01/2018	150	180
3.250%, 11/01/2025	200	217
Nationstar Mortgage
6.500%, 07/01/2021	100	86
Navient MTN
5.500%, 01/15/2019	350	360
5.500%, 01/25/2023	150	139
Nomura Holdings MTN
2.750%, 03/19/2019	300	308
Nordic Investment Bank MTN
1.125%, 03/19/2018	200	201
1.125%, 02/25/2019	200	201
Oesterreichische Kontrollbank
1.875%, 01/20/2021	300	307
1.375%, 02/10/2020	100	101
Omega Healthcare Investors
5.250%, 01/15/2026	100	106
4.500%, 01/15/2025	50	50
OneMain Financial Holdings
7.250%, 12/15/2021 (A)	50	50
6.750%, 12/15/2019 (A)	190	192
Opal Acquisition
8.875%, 12/15/2021 (A)	100	81
PNC Bank
3.300%, 10/30/2024	250	269
2.450%, 11/05/2020	250	258
2.250%, 07/02/2019	250	256
2.150%, 04/29/2021	250	255
1.500%, 02/23/2018	250	251
Principal Financial Group
3.400%, 05/15/2025	150	154
Private Export Funding
3.250%, 06/15/2025	150	166
2.300%, 09/15/2020	150	156
Progressive
3.700%, 01/26/2045	50	53
Prologis
3.750%, 11/01/2025	65	70
Prudential Financial
5.875%, 09/15/2042 (B)	100	111
5.700%, 12/14/2036	100	121
5.625%, 06/15/2043 (B)	200	214
4.600%, 05/15/2044	50	54
3.500%, 05/15/2024	100	105
2.350%, 08/15/2019	100	102
Quicken Loans
5.750%, 05/01/2025 (A)	250	248

28	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Realogy Group
5.250%, 12/01/2021 (A)	$100	$104
4.875%, 06/01/2023 (A)	50	51
Realty Income
4.650%, 08/01/2023	150	166
3.250%, 10/15/2022	160	164
Regency Centers
3.900%, 11/01/2025	30	32
Regions Financial
3.200%, 02/08/2021	150	155
Reinsurance Group of America
3.950%, 09/15/2026	30	31
Royal Bank of Canada MTN
2.350%, 10/30/2020	250	257
2.300%, 03/22/2021	150	154
2.200%, 07/27/2018	250	254
2.100%, 10/14/2020	200	204
2.000%, 10/01/2018	125	127
2.000%, 12/10/2018	100	101
1.800%, 07/30/2018	50	51
1.400%, 10/13/2017	250	251
Royal Bank of Scotland Group
6.125%, 12/15/2022	300	319
6.000%, 12/19/2023	375	393
5.125%, 05/28/2024	300	301
4.800%, 04/05/2026	200	207
S&P Global
4.400%, 02/15/2026	100	112
4.000%, 06/15/2025	50	55
Sabra Health Care
5.500%, 02/01/2021	100	104
Santander Holdings
2.700%, 05/24/2019	100	101
2.650%, 04/17/2020	100	100
Santander Issuances
5.179%, 11/19/2025	200	205
Santander UK
3.050%, 08/23/2018	100	103
2.375%, 03/16/2020	150	151
Santander UK Group Holdings
2.875%, 10/16/2020	100	101
Select Income
4.500%, 02/01/2025	100	99
Simon Property Group
5.650%, 02/01/2020	250	283
3.500%, 09/01/2025	150	163
2.500%, 09/01/2020	100	104
Societe Generale MTN
2.750%, 10/12/2017	250	254
Springleaf Finance
8.250%, 12/15/2020	100	104
7.750%, 10/01/2021	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.250%, 12/15/2019	$200	$194
Stifel Financial
4.250%, 07/18/2024	50	51
Sumitomo Mitsui Banking
2.450%, 01/16/2020	250	256
Sumitomo Mitsui Financial Group
3.784%, 03/09/2026	100	109
2.934%, 03/09/2021	100	104
2.632%, 07/14/2026	100	99
2.058%, 07/14/2021	50	50
SunTrust Banks
2.900%, 03/03/2021	150	157
Svenska Handelsbanken MTN
2.250%, 06/17/2019	250	255
Synchrony Financial
4.250%, 08/15/2024	100	106
2.700%, 02/03/2020	100	101
2.600%, 01/15/2019	50	51
TD Ameritrade Holding
2.950%, 04/01/2022	100	104
TMX Finance
8.500%, 09/15/2018 (A)	100	79
Toronto-Dominion Bank MTN
2.500%, 12/14/2020	150	155
2.250%, 11/05/2019	100	102
2.125%, 04/07/2021	150	153
1.950%, 01/22/2019	100	102
1.750%, 07/23/2018	50	51
1.625%, 03/13/2018	150	151
Travelers MTN
6.250%, 06/15/2037	200	283
3.750%, 05/15/2046	25	27
UBS MTN
2.375%, 08/14/2019	500	512
1.375%, 08/14/2017	250	250
UDR MTN
3.750%, 07/01/2024	100	107
Unum Group
3.875%, 11/05/2025	50	51
3.000%, 05/15/2021	30	31
US Bancorp MTN
3.600%, 09/11/2024	150	163
2.375%, 07/22/2026	150	150
2.200%, 04/25/2019	250	257
US Bank
1.375%, 09/11/2017	250	251
USI
7.750%, 01/15/2021 (A)	150	152
Ventas Realty
2.700%, 04/01/2020	280	287
Vereit Operating Partnership
4.600%, 02/06/2024	50	52

Adviser Managed Trust / Annual Report / July 31, 2016	29

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.000%, 02/06/2019	$100	$101
VEREIT Operating Partnership
4.875%, 06/01/2026	157	165
Voya Financial
5.650%, 05/15/2053 (B)	100	97
2.900%, 02/15/2018	115	117
Walter Investment Management
7.875%, 12/15/2021	225	109
Wayne Merger
8.250%, 08/01/2023 (A)	100	100
Wells Fargo MTN
5.625%, 12/11/2017	150	159
5.606%, 01/15/2044	150	186
5.375%, 11/02/2043	280	334
4.900%, 11/17/2045	165	187
4.300%, 07/22/2027	100	110
4.125%, 08/15/2023	250	271
4.100%, 06/03/2026	235	254
3.900%, 05/01/2045	150	159
3.000%, 02/19/2025	100	103
3.000%, 04/22/2026	250	257
2.600%, 07/22/2020	250	259
2.500%, 03/04/2021	250	257
2.150%, 01/15/2019	250	255
2.150%, 01/30/2020	400	408
1.750%, 05/24/2019	250	253
1.650%, 01/22/2018	100	101
Welltower
6.500%, 03/15/2041	70	91
4.950%, 01/15/2021	145	161
4.250%, 04/01/2026	50	54
Westpac Banking
2.850%, 05/13/2026	50	51
2.600%, 11/23/2020	50	52
2.250%, 01/17/2019	100	102
2.100%, 05/13/2021	50	51
1.950%, 11/23/2018	100	101
1.650%, 05/13/2019	50	50
1.600%, 01/12/2018	100	101
Weyerhaeuser
7.375%, 03/15/2032	100	136
WP Carey
4.600%, 04/01/2024	150	156
XLIT
5.500%, 03/31/2045	100	100
4.450%, 03/31/2025	100	102

		92,629

Health Care — 3.0%
Abbott Laboratories
5.125%, 04/01/2019	100	110
2.950%, 03/15/2025	100	104

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.000%, 03/15/2020	$100	$102
AbbVie
4.700%, 05/14/2045	135	149
4.500%, 05/14/2035	140	151
4.450%, 05/14/2046	100	106
4.400%, 11/06/2042	150	159
4.300%, 05/14/2036	50	52
3.600%, 05/14/2025	100	106
3.200%, 11/06/2022	45	47
3.200%, 05/14/2026	100	103
2.900%, 11/06/2022	100	104
2.850%, 05/14/2023	50	51
2.500%, 05/14/2020	100	103
2.300%, 05/14/2021	100	102
1.800%, 05/14/2018	265	267
1.750%, 11/06/2017	150	151
Acadia Healthcare
5.625%, 02/15/2023	100	99
Actavis
3.250%, 10/01/2022	50	52
1.875%, 10/01/2017	50	51
Actavis Funding
4.850%, 06/15/2044	50	55
4.750%, 03/15/2045	100	111
4.550%, 03/15/2035	300	323
3.850%, 06/15/2024	100	106
3.800%, 03/15/2025	200	213
3.450%, 03/15/2022	100	105
3.000%, 03/12/2020	300	312
Aetna
4.375%, 06/15/2046	200	208
4.250%, 06/15/2036	40	41
3.200%, 06/15/2026	200	205
2.800%, 06/15/2023	25	26
2.400%, 06/15/2021	55	56
2.200%, 03/15/2019	150	153
1.900%, 06/07/2019	70	71
1.700%, 06/07/2018	30	30
1.500%, 11/15/2017	200	201
AMAG Pharmaceuticals
7.875%, 09/01/2023 (A)	65	63
AmerisourceBergen
4.250%, 03/01/2045	25	27
3.400%, 05/15/2024	100	107
Amgen
5.150%, 11/15/2041	200	235
4.400%, 05/01/2045	125	136
3.875%, 11/15/2021	100	110
3.625%, 05/22/2024	150	163
3.125%, 05/01/2025	150	159
2.200%, 05/22/2019	150	154

30	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Amsurg
5.625%, 07/15/2022	$200	$210
Anthem
5.100%, 01/15/2044	150	176
4.650%, 01/15/2043	150	166
3.500%, 08/15/2024	150	158
3.300%, 01/15/2023	100	105
2.250%, 08/15/2019	100	102
Ascension Health
3.945%, 11/15/2046	35	40
AstraZeneca
6.450%, 09/15/2037	200	278
5.900%, 09/15/2017	50	53
4.375%, 11/16/2045	100	112
3.375%, 11/16/2025	100	107
2.375%, 11/16/2020	100	103
Baxalta
5.250%, 06/23/2045	100	115
2.875%, 06/23/2020	50	51
2.000%, 06/22/2018	100	100
Becton Dickinson
4.685%, 12/15/2044	50	58
3.125%, 11/08/2021	100	105
2.675%, 12/15/2019	100	104
1.800%, 12/15/2017	200	201
Biogen
5.200%, 09/15/2045	100	120
3.625%, 09/15/2022	200	215
Boston Scientific
6.000%, 01/15/2020	100	114
3.850%, 05/15/2025	100	107
Bristol-Myers Squibb
4.500%, 03/01/2044	50	63
3.250%, 08/01/2042	100	103
1.750%, 03/01/2019	50	51
Capsugel
7.000%, 05/15/2019 (A)	78	79
Cardinal Health
2.400%, 11/15/2019	150	154
1.700%, 03/15/2018	100	101
Catholic Health Initiatives
2.950%, 11/01/2022	200	203
Celgene
5.000%, 08/15/2045	150	175
3.875%, 08/15/2025	150	163
3.625%, 05/15/2024	150	159
2.875%, 08/15/2020	100	104
2.250%, 05/15/2019	100	102
Centene
6.125%, 02/15/2024	176	189
5.625%, 02/15/2021	154	162
4.750%, 05/15/2022	190	196

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CHS
8.000%, 11/15/2019	$250	$240
7.125%, 07/15/2020	300	273
6.875%, 02/01/2022	500	430
Cigna
3.250%, 04/15/2025	150	156
Concordia International
9.500%, 10/21/2022 (A)	175	160
7.000%, 04/15/2023 (A)	71	58
ConvaTec Finance
International PIK
8.250%, 01/15/2019 (A)	200	201
Covidien International Finance
6.550%, 10/15/2037	50	70
6.000%, 10/15/2017	50	53
CR Bard
3.000%, 05/15/2026	50	51
Crimson Merger
6.625%, 05/15/2022 (A)	200	170
Danaher
4.375%, 09/15/2045	20	24
3.350%, 09/15/2025	20	22
2.400%, 09/15/2020	250	260
1.650%, 09/15/2018	20	20
DaVita HealthCare Partners
5.750%, 08/15/2022	100	106
5.125%, 07/15/2024	350	361
5.000%, 05/01/2025	295	298
Dignity Health
2.637%, 11/01/2019	136	140
DJO Finco
8.125%, 06/15/2021 (A)	144	131
Eli Lilly
3.700%, 03/01/2045	200	216
Endo
6.000%, 07/15/2023 (A)	200	174
6.000%, 02/01/2025 (A)	200	173
Endo Finance
5.375%, 01/15/2023 (A)	200	174
Envision Healthcare
5.125%, 07/01/2022 (A)	100	102
Express Scripts Holding
4.800%, 07/15/2046	35	37
4.750%, 11/15/2021	100	113
4.500%, 02/25/2026	150	167
3.500%, 06/15/2024	50	52
3.400%, 03/01/2027	40	41
3.000%, 07/15/2023	50	51
2.250%, 06/15/2019	200	204
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (A)	200	226
5.625%, 07/31/2019 (A)	50	55

Adviser Managed Trust / Annual Report / July 31, 2016	31

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Gilead Sciences
5.650%, 12/01/2041	$100	$128
4.500%, 02/01/2045	225	254
4.400%, 12/01/2021	275	311
3.700%, 04/01/2024	50	54
3.650%, 03/01/2026	175	191
1.850%, 09/04/2018	100	101
GlaxoSmithKline Capital
6.375%, 05/15/2038	150	220
5.650%, 05/15/2018	250	270
Grifols Worldwide Operations
5.250%, 04/01/2022	150	156
HCA
6.500%, 02/15/2020	400	441
5.375%, 02/01/2025	450	468
5.000%, 03/15/2024	150	157
HealthSouth
5.750%, 11/01/2024	115	119
Hologic
5.250%, 07/15/2022 (A)	153	162
Howard Hughes Medical Institute
3.500%, 09/01/2023	200	220
Humana
3.850%, 10/01/2024	200	215
inVentiv Health
9.000%, 01/15/2018 (A)	100	103
inVentiv Health PIK
10.000%, 08/15/2018 (A)	100	102
JLL PIK
8.750%, 05/01/2020 (A)	133	136
Johnson & Johnson
5.150%, 07/15/2018	100	108
4.375%, 12/05/2033	200	246
3.700%, 03/01/2046	100	116
3.550%, 03/01/2036	100	113
2.450%, 12/05/2021	50	53
2.450%, 03/01/2026	50	52
2.050%, 03/01/2023	50	51
1.875%, 12/05/2019	100	103
1.650%, 03/01/2021	50	51
1.125%, 03/01/2019	30	30
Kindred Healthcare
8.750%, 01/15/2023	200	202
8.000%, 01/15/2020	45	46
6.375%, 04/15/2022	100	92
Kinetic Concepts
12.500%, 11/01/2019	50	49
10.500%, 11/01/2018	350	357
7.875%, 02/15/2021 (A)	86	93
Laboratory Corp of America Holdings
4.700%, 02/01/2045	50	55
2.625%, 02/01/2020	150	154

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.200%, 08/23/2017	$100	$101
Life Technologies
6.000%, 03/01/2020	100	113
LifePoint Health
5.875%, 12/01/2023	50	53
5.500%, 12/01/2021	150	157
5.375%, 05/01/2024 (A)	145	148
Mallinckrodt International Finance
5.750%, 08/01/2022 (A)	100	98
5.625%, 10/15/2023 (A)	150	144
4.875%, 04/15/2020 (A)	129	129
McKesson
3.796%, 03/15/2024	100	109
2.284%, 03/15/2019	200	204
MEDNAX
5.250%, 12/01/2023 (A)	175	182
Medtronic
4.625%, 03/15/2044	50	61
4.625%, 03/15/2045	200	245
4.375%, 03/15/2035	250	288
3.500%, 03/15/2025	350	383
2.750%, 04/01/2023	100	105
2.500%, 03/15/2020	200	208
1.375%, 04/01/2018	100	100
Memorial Sloan-Kettering Cancer Center
4.200%, 07/01/2055	50	57
Merck
6.550%, 09/15/2037	50	73
4.150%, 05/18/2043	100	115
3.700%, 02/10/2045	50	53
2.800%, 05/18/2023	100	106
2.750%, 02/10/2025	300	316
2.350%, 02/10/2022	100	103
Merck Sharp & Dohme
5.000%, 06/30/2019	100	111
Molina Healthcare
5.375%, 11/15/2022 (A)	125	128
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	170	181
Mylan
5.250%, 06/15/2046 (A)	65	73
3.950%, 06/15/2026	100	104
3.150%, 06/15/2021 (A)	100	103
2.600%, 06/24/2018	100	102
2.500%, 06/07/2019 (A)	60	61
Novartis Capital
4.400%, 05/06/2044	150	183
4.000%, 11/20/2045	100	116
3.400%, 05/06/2024	100	110
3.000%, 11/20/2025	100	108
Novartis Securities Investment
5.125%, 02/10/2019	100	110

32	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Perrigo
2.300%, 11/08/2018	$200	$201
Pfizer
7.200%, 03/15/2039	150	232
6.200%, 03/15/2019	325	367
4.400%, 05/15/2044	50	58
3.400%, 05/15/2024	100	110
2.750%, 06/03/2026	50	52
1.950%, 06/03/2021	50	51
1.450%, 06/03/2019	50	50
1.200%, 06/01/2018	50	50
Quest Diagnostics
3.500%, 03/30/2025	200	210
Quintiles Transnational
4.875%, 05/15/2023 (A)	140	143
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)	112	117
Sanofi
4.000%, 03/29/2021	50	56
1.250%, 04/10/2018	200	201
Select Medical
6.375%, 06/01/2021	100	99
St. Jude Medical
4.750%, 04/15/2043	100	112
Stryker
4.625%, 03/15/2046	30	35
3.500%, 03/15/2026	25	27
3.375%, 05/15/2024	100	106
3.375%, 11/01/2025	200	212
2.000%, 03/08/2019	30	31
Team Health
7.250%, 12/15/2023 (A)	75	82
Tenet Healthcare
8.125%, 04/01/2022	350	362
6.750%, 06/15/2023	428	412
6.000%, 10/01/2020	300	317
Teva Pharmaceutical Finance
2.950%, 12/18/2022	100	103
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/2021	100	107
Teva Pharmaceutical Finance Netherlands III BV
4.100%, 10/01/2046	25	26
3.150%, 10/01/2026	55	56
2.800%, 07/21/2023	95	97
2.200%, 07/21/2021	75	75
Teva Pharmaceuticals
1.700%, 07/19/2019	40	40
Thermo Fisher Scientific
4.150%, 02/01/2024	150	165
3.600%, 08/15/2021	100	106
3.150%, 01/15/2023	100	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
UnitedHealth Group
6.875%, 02/15/2038	$100	$150
6.000%, 02/15/2018	200	215
4.750%, 07/15/2045	50	62
4.625%, 07/15/2035	200	238
4.375%, 03/15/2042	150	174
3.950%, 10/15/2042	100	110
3.875%, 10/15/2020	100	109
3.750%, 07/15/2025	50	56
2.700%, 07/15/2020	130	136
1.900%, 07/16/2018	60	61
Universal Hospital Services
7.625%, 08/15/2020	100	93
Valeant Pharmaceuticals International
6.375%, 10/15/2020 (A)	250	226
6.125%, 04/15/2025 (A)	500	415
5.875%, 05/15/2023 (A)	675	562
Vizient
10.375%, 03/01/2024 (A)	80	90
WellCare Health Plans
5.750%, 11/15/2020	125	129
Wyeth
5.950%, 04/01/2037	100	134
Zimmer Biomet Holdings
4.450%, 08/15/2045	100	107
4.250%, 08/15/2035	100	105
3.550%, 04/01/2025	100	105
2.700%, 04/01/2020	100	102
Zoetis
4.500%, 11/13/2025	50	56
3.450%, 11/13/2020	25	26
1.875%, 02/01/2018	100	100

		34,504

Industrials — 2.7%
3M MTN
5.700%, 03/15/2037	100	138
3.000%, 08/07/2025	50	55
1.375%, 08/07/2018	50	50
ABB Finance
2.875%, 05/08/2022	100	105
ACCO Brands
6.750%, 04/30/2020	100	105
Accudyne Industries Borrower
7.750%, 12/15/2020 (A)	50	42
ADS Waste Holdings
8.250%, 10/01/2020	50	52
ADT
6.250%, 10/15/2021	300	327
4.875%, 07/15/2032 (A)	100	83
3.500%, 07/15/2022	100	94

Adviser Managed Trust / Annual Report / July 31, 2016	33

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AECOM
5.875%, 10/15/2024	$50	$54
5.750%, 10/15/2022	200	210
AerCap Ireland Capital
4.625%, 10/30/2020	150	161
4.500%, 05/15/2021	150	160
3.950%, 02/01/2022	175	183
3.750%, 05/15/2019	175	181
Ahern Rentals
7.375%, 05/15/2023 (A)	138	97
Air Lease
3.750%, 02/01/2022	100	104
3.375%, 06/01/2021	35	36
2.625%, 09/04/2018	100	101
Aircastle
6.250%, 12/01/2019	100	110
5.500%, 02/15/2022	100	107
Algeco Scotsman Global Finance
8.500%, 10/15/2018 (A)	200	174
American Airlines Group
5.500%, 10/01/2019 (A)	150	153
4.625%, 03/01/2020 (A)	100	98
American Airlines Pass-Through Trust, Ser 2015-2, Cl AA
3.600%, 09/22/2027	100	108
Amsted Industries
5.000%, 03/15/2022 (A)	50	50
Avis Budget Car Rental
5.500%, 04/01/2023	150	149
BlueLine Rental Finance
7.000%, 02/01/2019 (A)	100	92
Boeing
4.875%, 02/15/2020	100	113
3.500%, 03/01/2045	100	105
0.950%, 05/15/2018	200	200
Bombardier
7.500%, 03/15/2025 (A)	260	228
6.125%, 01/15/2023 (A)	100	87
6.000%, 10/15/2022 (A)	250	220
Brand Energy & Infrastructure Services
8.500%, 12/01/2021 (A)	100	99
Builders FirstSource
7.625%, 06/01/2021 (A)	94	100
Burlington Northern Santa Fe
4.900%, 04/01/2044	150	187
4.700%, 10/01/2019	100	111
4.550%, 09/01/2044	100	120
4.150%, 04/01/2045	150	170
3.850%, 09/01/2023	200	224
3.400%, 09/01/2024	150	164
3.000%, 04/01/2025	100	106

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Canadian National Railway
4.500%, 11/07/2043	$50	$60
3.200%, 08/02/2046	100	100
2.950%, 11/21/2024	150	161
Canadian Pacific Railway
9.450%, 08/01/2021	75	99
6.125%, 09/15/2115	30	38
4.800%, 09/15/2035	20	23
2.900%, 02/01/2025	200	205
Caterpillar
4.300%, 05/15/2044	100	114
3.900%, 05/27/2021	100	111
3.803%, 08/15/2042	100	104
3.400%, 05/15/2024	150	163
Caterpillar Financial Services MTN
7.150%, 02/15/2019	100	115
2.100%, 06/09/2019	200	205
1.250%, 08/18/2017	100	100
Cenveo
6.000%, 08/01/2019 (A)	100	87
Clean Harbors
5.250%, 08/01/2020	100	103
5.125%, 06/01/2021	150	153
CNH Industrial Capital
4.375%, 11/06/2020	100	103
3.875%, 07/16/2018	100	101
CSX
4.100%, 03/15/2044	75	82
3.700%, 10/30/2020	128	137
3.400%, 08/01/2024	150	162
Deere
3.900%, 06/09/2042	100	111
2.600%, 06/08/2022	50	52
DigitalGlobe
5.250%, 02/01/2021 (A)	100	97
Dover
5.375%, 03/01/2041	100	129
Eaton
4.150%, 11/02/2042	100	111
4.000%, 11/02/2032	100	108
2.750%, 11/02/2022	150	155
Emerson Electric
5.000%, 04/15/2019	70	77
2.625%, 02/15/2023	125	130
Equifax
2.300%, 06/01/2021	50	51
FedEx
5.100%, 01/15/2044	50	60
4.550%, 04/01/2046	100	113
4.000%, 01/15/2024	200	223
3.900%, 02/01/2035	100	106

34	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Florida East Coast Holdings
6.750%, 05/01/2019 (A)	$200	$205
Fluor
3.500%, 12/15/2024	200	214
Gardner Denver
6.875%, 08/15/2021 (A)	50	46
Gates Global
6.000%, 07/15/2022 (A)	200	182
GATX
2.600%, 03/30/2020	100	100
GCP Applied Technologies
9.500%, 02/01/2023 (A)	100	113
GE Capital International Funding
4.418%, 11/15/2035	751	865
2.342%, 11/15/2020	1,000	1,037
General Cable
5.750%, 10/01/2022	100	94
General Dynamics
2.250%, 11/15/2022	100	103
1.000%, 11/15/2017	50	50
General Electric MTN
6.875%, 01/10/2039	115	177
6.750%, 03/15/2032	101	143
5.875%, 01/14/2038	200	275
5.300%, 02/11/2021	125	145
5.250%, 12/06/2017	200	211
4.500%, 03/11/2044	200	238
2.700%, 10/09/2022	250	263
GFL Environmental
9.875%, 02/01/2021 (A)	130	141
Griffon
5.250%, 03/01/2022	100	100
H&E Equipment Services
7.000%, 09/01/2022	150	156
HD Supply
7.500%, 07/15/2020	150	157
5.750%, 04/15/2024 (A)	200	213
5.250%, 12/15/2021 (A)	135	143
Herc Rentals
7.750%, 06/01/2024 (A)	67	68
7.500%, 06/01/2022 (A)	230	233
Hertz
5.875%, 10/15/2020	200	206
Honeywell International
5.300%, 03/01/2018	200	214
Hubbell
3.350%, 03/01/2026	50	53
Huntington Ingalls Industries
5.000%, 11/15/2025 (A)	200	213
Icahn Enterprises
6.000%, 08/01/2020	250	249
5.875%, 02/01/2022	200	191

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.875%, 03/15/2019	$200	$199
IHS Markit
5.000%, 11/01/2022 (A)	110	113
Illinois Tool Works
3.500%, 03/01/2024	100	111
1.950%, 03/01/2019	100	102
Ingersoll-Rand Global Holding
5.750%, 06/15/2043	100	127
4.250%, 06/15/2023	150	166
International Lease Finance
7.125%, 09/01/2018 (A)	500	554
JB Hunt Transport Services
3.300%, 08/15/2022	50	52
John Deere Capital MTN
3.350%, 06/12/2024	200	217
2.550%, 01/08/2021	100	104
1.350%, 01/16/2018	250	252
Joy Global
5.125%, 10/15/2021	100	108
Kansas City Southern
4.950%, 08/15/2045	100	115
KLX
5.875%, 12/01/2022 (A)	245	248
Koninklijke Philips
3.750%, 03/15/2022	150	162
L-3 Communications
5.200%, 10/15/2019	100	110
4.950%, 02/15/2021	100	111
Lockheed Martin
4.700%, 05/15/2046	100	121
4.500%, 05/15/2036	100	117
4.250%, 11/15/2019	100	109
4.070%, 12/15/2042	150	163
3.800%, 03/01/2045	100	106
3.550%, 01/15/2026	100	110
2.900%, 03/01/2025	25	26
2.500%, 11/23/2020	100	104
Masco
4.450%, 04/01/2025	145	154
4.375%, 04/01/2026	70	75
Navios Maritime Holdings
7.375%, 01/15/2022 (A)	100	49
Nielsen Finance
5.000%, 04/15/2022 (A)	450	464
Nielsen Luxembourg
5.500%, 10/01/2021 (A)	100	104
Norfolk Southern
4.450%, 06/15/2045	100	115
3.950%, 10/01/2042	100	107
3.850%, 01/15/2024	200	221
2.900%, 06/15/2026	35	36

Adviser Managed Trust / Annual Report / July 31, 2016	35

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Northrop Grumman
4.750%, 06/01/2043	$25	$31
3.850%, 04/15/2045	100	108
3.250%, 08/01/2023	150	161
1.750%, 06/01/2018	50	50
Owens Corning
4.200%, 12/01/2024	100	106
PACCAR Financial
1.400%, 05/18/2018	65	66
1.300%, 05/10/2019	45	45
Parker-Hannifin MTN
4.200%, 11/21/2034	135	154
Pentair Finance
1.875%, 09/15/2017	100	100
Ply Gem Industries
6.500%, 02/01/2022	150	152
Precision Castparts
2.500%, 01/15/2023	100	105
1.250%, 01/15/2018	100	100
Raytheon
3.125%, 10/15/2020	100	107
2.500%, 12/15/2022	100	105
Republic Services
3.550%, 06/01/2022	150	162
2.900%, 07/01/2026	30	31
Rexel
5.250%, 06/15/2020 (A)	100	104
Roper Technologies
3.850%, 12/15/2025	25	27
3.000%, 12/15/2020	100	103
Ryder System MTN
2.875%, 09/01/2020	50	51
2.650%, 03/02/2020	100	102
Safway Group Holding
7.000%, 05/15/2018 (A)	100	102
Schaeffler Finance MTN
4.250%, 05/15/2021 (A)	400	410
Sensata Technologies
5.000%, 10/01/2025 (A)	40	41
4.875%, 10/15/2023 (A)	100	103
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	200	216
Signode Industrial Group
6.375%, 05/01/2022 (A)	150	149
Southwest Airlines
2.750%, 11/06/2019	100	104
Spirit AeroSystems
3.850%, 06/15/2026	25	26
Stanley Black & Decker
5.750%, 12/15/2053 (B)	100	106
2.900%, 11/01/2022	100	106

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Terex
6.000%, 05/15/2021	$300	$305
Textron
7.250%, 10/01/2019	125	145
TransDigm
6.500%, 07/15/2024	350	364
6.375%, 06/15/2026 (A)	77	79
5.500%, 10/15/2020	100	102
Tyco International Finance
3.900%, 02/14/2026	200	218
Union Pacific
4.821%, 02/01/2044	50	62
4.163%, 07/15/2022	100	113
4.050%, 03/01/2046	150	170
3.875%, 02/01/2055	100	105
2.250%, 02/15/2019	125	128
United Airlines 2016-1 Class A Pass Through Trust
3.450%, 07/07/2028	30	31
United Airlines 2016-1 Class AA Pass Through Trust
3.100%, 07/07/2028	50	52
United Airlines Pass-Through Trust, Cl AA
3.450%, 12/01/2027	50	53
United Airlines Pass-Through Trust, Cl A
4.300%, 08/15/2025	139	150
United Parcel Service
6.200%, 01/15/2038	150	221
3.125%, 01/15/2021	100	107
United Rentals North America
6.125%, 06/15/2023	100	104
4.625%, 07/15/2023	435	444
United Technologies
6.125%, 07/15/2038	200	279
5.375%, 12/15/2017	100	106
4.500%, 04/15/2020	100	112
4.500%, 06/01/2042	100	119
4.150%, 05/15/2045	100	114
3.100%, 06/01/2022	250	268
US Airways Pass-Through Trust, Cl A
5.900%, 10/01/2024	160	185
Verisk Analytics
5.500%, 06/15/2045	100	108
Waste Management
6.100%, 03/15/2018	100	108
4.750%, 06/30/2020	100	112
4.100%, 03/01/2045	50	57
3.125%, 03/01/2025	100	106
WESCO Distribution
5.375%, 12/15/2021	100	103
West
5.375%, 07/15/2022 (A)	200	186

36	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wise Metals Group
8.750%, 12/15/2018 (A)	$100	$95
WW Grainger
4.600%, 06/15/2045	50	60
XPO Logistics
7.875%, 09/01/2019 (A)	138	143
6.500%, 06/15/2022 (A)	255	253

		30,292

Information Technology — 2.3%
Adobe Systems
3.250%, 02/01/2025	150	159
Advanced Micro Devices
6.750%, 03/01/2019	100	100
Alibaba Group Holding
3.600%, 11/28/2024	200	208
2.500%, 11/28/2019	200	203
Alphabet
3.625%, 05/19/2021	100	110
Amkor Technology
6.375%, 10/01/2022	100	101
Analog Devices
3.900%, 12/15/2025	100	107
Apple
4.650%, 02/23/2046	200	228
4.500%, 02/23/2036	50	57
4.375%, 05/13/2045	150	164
3.850%, 05/04/2043	100	102
3.850%, 08/04/2046	35	35
3.450%, 05/06/2024	150	163
3.450%, 02/09/2045	100	95
3.250%, 02/23/2026	300	321
2.850%, 05/06/2021	175	185
2.850%, 02/23/2023	150	158
2.700%, 05/13/2022	200	210
2.500%, 02/09/2025	75	76
2.250%, 02/23/2021	50	52
1.700%, 02/22/2019	20	20
1.550%, 02/07/2020	200	202
1.550%, 08/04/2021	100	100
1.100%, 08/02/2019	100	100
1.000%, 05/03/2018	200	200
Applied Materials
5.100%, 10/01/2035	35	41
3.900%, 10/01/2025	35	39
2.625%, 10/01/2020	50	52
Arrow Electronics
4.000%, 04/01/2025	100	103
Autodesk
4.375%, 06/15/2025	100	105
Automatic Data Processing
3.375%, 09/15/2025	25	28

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.250%, 09/15/2020	$50	$52
Avaya
10.500%, 03/01/2021 (A)	200	54
Avnet
4.625%, 04/15/2026	25	26
Baidu
2.750%, 06/09/2019	200	203
Belden
5.500%, 09/01/2022 (A)	50	52
BMC Software Finance
8.125%, 07/15/2021 (A)	250	204
Boxer Parent PIK
9.000%, 10/15/2019 (A)	100	85
CA
3.600%, 08/01/2020	50	52
CDW
6.000%, 08/15/2022	50	53
5.500%, 12/01/2024	75	78
5.000%, 09/01/2023	131	134
Cisco Systems
5.500%, 01/15/2040	100	134
4.950%, 02/15/2019	100	110
4.450%, 01/15/2020	300	332
2.950%, 02/28/2026	200	215
2.200%, 02/28/2021	50	51
1.650%, 06/15/2018	100	101
1.600%, 02/28/2019	100	101
1.400%, 02/28/2018	100	101
CommScope
5.000%, 06/15/2021 (A)	150	156
CommScope Technologies Finance
6.000%, 06/15/2025 (A)	307	324
Corning
1.500%, 05/08/2018	100	100
Diamond 1 Finance
8.350%, 07/15/2046 (A)	100	114
8.100%, 07/15/2036 (A)	150	171
7.125%, 06/15/2024 (A)	267	287
6.020%, 06/15/2026 (A)	200	214
5.875%, 06/15/2021 (A)	271	283
5.450%, 06/15/2023 (A)	115	122
4.420%, 06/15/2021 (A)	200	209
3.480%, 06/01/2019 (A)	200	206
eBay
3.450%, 08/01/2024	50	52
2.600%, 07/15/2022	100	101
2.200%, 08/01/2019	100	101
Electronic Arts
4.800%, 03/01/2026	50	55
3.700%, 03/01/2021	50	53
EMC
2.650%, 06/01/2020	100	99

Adviser Managed Trust / Annual Report / July 31, 2016	37

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.875%, 06/01/2018	$125	$124
Fidelity National Information Services
3.625%, 10/15/2020	200	212
3.500%, 04/15/2023	100	105
First Data
7.000%, 12/01/2023 (A)	565	581
5.750%, 01/15/2024 (A)	400	402
5.000%, 01/15/2024 (A)	250	252
Fiserv
4.625%, 10/01/2020	100	110
Flextronics International
4.750%, 06/15/2025	50	53
Gogo Intermediate Holdings
12.500%, 07/01/2022 (A)	90	89
Harris
4.854%, 04/27/2035	35	39
3.832%, 04/27/2025	50	54
Hewlett Packard Enterprise
6.350%, 10/15/2045 (A)	50	50
6.200%, 10/15/2035 (A)	50	51
4.900%, 10/15/2025 (A)	100	107
4.400%, 10/15/2022 (A)	250	271
3.600%, 10/15/2020 (A)	50	53
2.850%, 10/05/2018 (A)	100	102
HP
4.300%, 06/01/2021	250	270
Hughes Satellite Systems
6.625%, 08/01/2026 (A)	85	84
5.250%, 08/01/2026 (A)	105	105
IMS Health
6.000%, 11/01/2020 (A)	50	51
Infor Software Parent PIK
7.125%, 05/01/2021 (A)	150	141
Infor US
6.500%, 05/15/2022	301	298
Informatica
7.125%, 07/15/2023 (A)	151	149
Ingram Micro
4.950%, 12/15/2024	100	102
Intel
4.900%, 07/29/2045	40	48
4.800%, 10/01/2041	100	118
4.250%, 12/15/2042	150	165
3.700%, 07/29/2025	45	50
3.300%, 10/01/2021	100	109
2.700%, 12/15/2022	50	52
2.600%, 05/19/2026	150	154
2.450%, 07/29/2020	185	193
1.350%, 12/15/2017	100	101
International Business Machines
7.625%, 10/15/2018	200	228
5.700%, 09/14/2017	100	105

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.700%, 02/19/2046	$100	$117
4.000%, 06/20/2042	100	109
3.625%, 02/12/2024	350	384
2.875%, 11/09/2022	100	106
2.250%, 02/19/2021	100	104
1.125%, 02/06/2018	100	100
KLA-Tencor
4.650%, 11/01/2024	100	110
Lam Research
3.450%, 06/15/2023	100	104
2.750%, 03/15/2020	100	103
MasterCard
3.375%, 04/01/2024	100	110
Maxim Integrated Products
2.500%, 11/15/2018	200	203
Micron Technology
5.500%, 02/01/2025	150	135
5.250%, 08/01/2023 (A)	301	269
Microsoft
4.500%, 10/01/2040	100	117
4.450%, 11/03/2045	300	346
4.200%, 06/01/2019	100	109
4.000%, 02/12/2055	100	103
3.750%, 02/12/2045	100	103
3.500%, 02/12/2035	150	157
2.700%, 02/12/2025	200	208
2.375%, 02/12/2022	100	104
2.375%, 05/01/2023	100	103
2.000%, 11/03/2020	200	205
1.625%, 12/06/2018	100	101
Motorola Solutions
3.500%, 03/01/2023	100	99
NCR
6.375%, 12/15/2023	150	155
4.625%, 02/15/2021	100	101
NetApp
3.375%, 06/15/2021	150	154
Nuance Communications
5.375%, 08/15/2020 (A)	125	128
NXP
4.625%, 06/01/2023 (A)	200	207
4.125%, 06/01/2021 (A)	150	155
3.750%, 06/01/2018 (A)	100	102
Open Text
5.875%, 06/01/2026 (A)	45	47
5.625%, 01/15/2023 (A)	140	144
Oracle
5.750%, 04/15/2018	350	378
5.375%, 07/15/2040	150	183
4.375%, 05/15/2055	100	107
4.300%, 07/08/2034	100	109
4.125%, 05/15/2045	100	105

38	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 07/15/2046	$50	$52
3.900%, 05/15/2035	170	177
3.850%, 07/15/2036	50	51
3.400%, 07/08/2024	100	107
2.950%, 05/15/2025	250	260
2.800%, 07/08/2021	175	184
2.650%, 07/15/2026	140	141
2.400%, 09/15/2023	50	50
2.250%, 10/08/2019	50	52
1.900%, 09/15/2021	135	135
Plantronics
5.500%, 05/31/2023 (A)	126	128
PTC
6.000%, 05/15/2024	98	104
Qorvo
7.000%, 12/01/2025 (A)	45	49
QUALCOMM
4.800%, 05/20/2045	100	111
4.650%, 05/20/2035	200	220
3.450%, 05/20/2025	100	108
2.250%, 05/20/2020	100	103
Rackspace Hosting
6.500%, 01/15/2024 (A)	110	114
Riverbed Technology
8.875%, 03/01/2023 (A)	80	84
Sabre
5.375%, 04/15/2023 (A)	35	37
5.250%, 11/15/2023 (A)	145	152
Seagate HDD Cayman
4.750%, 01/01/2025	100	87
3.750%, 11/15/2018	200	204
Solera
10.500%, 03/01/2024 (A)	300	324
SS&C Technologies Holdings
5.875%, 07/15/2023	142	147
Symantec
3.950%, 06/15/2022	200	203
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	100	108
Texas Instruments
1.850%, 05/15/2022	100	101
1.750%, 05/01/2020	100	102
Thomson Reuters
5.650%, 11/23/2043	200	241
3.850%, 09/29/2024	125	135
TIBCO Software
11.375%, 12/01/2021 (A)	150	129
Total System Services
3.750%, 06/01/2023	100	104
Tyco Electronics Group
2.350%, 08/01/2019	200	204

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
VeriSign
4.625%, 05/01/2023	$150	$154
Veritas US
10.500%, 02/01/2024 (A)	120	107
ViaSat
6.875%, 06/15/2020	100	103
Visa
4.300%, 12/14/2045	100	118
4.150%, 12/14/2035	130	149
3.150%, 12/14/2025	200	215
2.800%, 12/14/2022	100	106
2.200%, 12/14/2020	200	206
1.200%, 12/14/2017	25	25
Western Digital
10.500%, 04/01/2024 (A)	550	619
Western Union
3.650%, 08/22/2018	100	103
Xerox
6.350%, 05/15/2018	150	161
5.625%, 12/15/2019	100	108
Xilinx
3.000%, 03/15/2021	150	156
Zebra Technologies
7.250%, 10/15/2022	150	160

		26,569

Materials — 1.7%
Agrium
5.250%, 01/15/2045	70	78
4.125%, 03/15/2035	200	198
Air Products & Chemicals
3.350%, 07/31/2024	100	109
Airgas
3.050%, 08/01/2020	100	104
Albemarle
4.150%, 12/01/2024	100	109
Alcoa
5.125%, 10/01/2024	175	184
Aleris International
9.500%, 04/01/2021 (A)	100	106
Allegheny Technologies
7.875%, 08/15/2023	75	70
Anglo American Capital
3.625%, 05/14/2020 (A)	300	290
ArcelorMittal
7.250%, 02/25/2022	100	109
6.125%, 06/01/2025	100	106
Ardagh Packaging Finance Holdings
8.625%, 06/15/2019 (A)	227	234
7.250%, 05/15/2024 (A)	275	290
4.625%, 05/15/2023 (A)	150	151

Adviser Managed Trust / Annual Report / July 31, 2016	39

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ashland
4.750%, 08/15/2022	$200	$207
3.875%, 04/15/2018	100	103
Axalta Coating Systems US Holdings
7.375%, 05/01/2021 (A)	150	159
Ball
5.250%, 07/01/2025	190	205
4.375%, 12/15/2020	160	172
4.000%, 11/15/2023	150	152
Barrick
5.250%, 04/01/2042	100	109
4.100%, 05/01/2023	16	17
Barrick North America Finance
4.400%, 05/30/2021	175	192
Berry Plastics
5.125%, 07/15/2023	125	129
BHP Billiton Finance
6.500%, 04/01/2019	100	113
5.000%, 09/30/2043	100	120
3.850%, 09/30/2023	150	166
Blue Cube Spinco
10.000%, 10/15/2025 (A)	100	114
9.750%, 10/15/2023 (A)	75	86
BlueScope Steel Finance
6.500%, 05/15/2021 (A)	83	87
BWAY Holding
9.125%, 08/15/2021 (A)	50	50
Cascades
5.500%, 07/15/2022 (A)	100	99
Celanese US Holdings
5.875%, 06/15/2021	30	34
4.625%, 11/15/2022	30	32
Celulosa Arauco y Constitucion
7.250%, 07/29/2019	100	114
CF Industries
5.150%, 03/15/2034	375	378
Chemours
7.000%, 05/15/2025	130	111
6.625%, 05/15/2023	180	155
Cliffs Natural Resources
8.250%, 03/31/2020 (A)	50	51
Consolidated Energy Finance
6.750%, 10/15/2019 (A)	200	198
Coveris Holdings
7.875%, 11/01/2019 (A)	100	100
CRH America
8.125%, 07/15/2018	66	74
Crown Americas
4.500%, 01/15/2023	100	103
CVR Partners
9.250%, 06/15/2023 (A)	85	87

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Dow Chemical
8.550%, 05/15/2019	$200	$238
4.375%, 11/15/2042	100	103
4.250%, 11/15/2020	100	109
4.250%, 10/01/2034	100	105
3.500%, 10/01/2024	100	106
3.000%, 11/15/2022	50	52
E.I. du Pont de Nemours
6.000%, 07/15/2018	100	109
4.625%, 01/15/2020	100	111
2.800%, 02/15/2023	100	102
Eagle Spinco
4.625%, 02/15/2021	150	154
Eastman Chemical
4.650%, 10/15/2044	100	105
Ecolab
4.350%, 12/08/2021	100	113
Eldorado
6.125%, 12/15/2020 (A)	200	200
First Quantum Minerals
7.250%, 05/15/2022 (A)	250	221
7.000%, 02/15/2021 (A)	50	44
6.750%, 02/15/2020 (A)	200	184
FMG Resources
9.750%, 03/01/2022 (A)	346	388
Freeport-McMoRan
5.450%, 03/15/2043	350	269
3.875%, 03/15/2023	150	129
3.550%, 03/01/2022	400	342
Georgia-Pacific
8.875%, 05/15/2031	100	161
Goldcorp
3.700%, 03/15/2023	100	104
Hexion
6.625%, 04/15/2020	300	253
HudBay Minerals
9.500%, 10/01/2020	250	239
Huntsman International
4.875%, 11/15/2020	100	102
IAMGOLD
6.750%, 10/01/2020 (A)	100	94
INEOS Group Holdings
5.875%, 02/15/2019 (A)	200	206
International Paper
7.950%, 06/15/2018	100	112
7.500%, 08/15/2021	100	122
5.150%, 05/15/2046	100	116
4.800%, 06/15/2044	100	109
4.750%, 02/15/2022	100	111
INVISTA Finance
4.250%, 10/15/2019 (A)	100	99

40	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Joseph T Ryerson & Son
11.000%, 05/15/2022 (A)	$125	$136
Kinross
5.125%, 09/01/2021	100	103
Lubrizol
6.500%, 10/01/2034	100	137
Lundin Mining
7.500%, 11/01/2020 (A)	20	21
LYB International Finance
4.875%, 03/15/2044	50	55
LyondellBasell Industries
5.000%, 04/15/2019	200	217
4.625%, 02/26/2055	100	100
Martin Marietta Materials
4.250%, 07/02/2024	100	107
Momentive Performance Materials
3.880%, 10/24/2021	145	113
Monsanto
4.700%, 07/15/2064	50	47
4.400%, 07/15/2044	150	154
3.375%, 07/15/2024	100	104
Mosaic
4.250%, 11/15/2023	125	135
New Gold
6.250%, 11/15/2022 (A)	100	102
Newmont Mining
6.250%, 10/01/2039	50	58
4.875%, 03/15/2042	125	129
3.500%, 03/15/2022	100	105
Nucor
6.400%, 12/01/2037	100	125
4.000%, 08/01/2023	100	109
Owens-Brockway Glass Container
5.875%, 08/15/2023 (A)	70	75
5.000%, 01/15/2022 (A)	115	120
Platform Specialty Products
10.375%, 05/01/2021 (A)	200	201
6.500%, 02/01/2022 (A)	68	59
PolyOne
5.250%, 03/15/2023	100	104
Potash Corp of Saskatchewan
3.625%, 03/15/2024	50	53
3.000%, 04/01/2025	100	102
PQ
6.750%, 11/15/2022 (A)	177	186
Praxair
3.200%, 01/30/2026	100	109
2.450%, 02/15/2022	200	207
Resolute Forest Products
5.875%, 05/15/2023	100	82
Reynolds Group Issuer
8.250%, 02/15/2021	200	208

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.750%, 10/15/2020	$500	$516
5.125%, 07/15/2023 (A)	300	310
Rio Tinto Finance
4.125%, 08/21/2042	100	105
3.750%, 09/20/2021	50	54
3.750%, 06/15/2025	350	376
3.500%, 03/22/2022	200	214
RPM International
5.250%, 06/01/2045	50	54
Sherwin-Williams
1.350%, 12/15/2017	100	100
Silgan Holdings
5.000%, 04/01/2020	100	102
Sonoco Products
5.750%, 11/01/2040	100	122
Southern Copper
6.750%, 04/16/2040	100	108
5.375%, 04/16/2020	200	218
3.875%, 04/23/2025	60	61
Standard Industries
6.000%, 10/15/2025 (A)	150	163
5.375%, 11/15/2024 (A)	250	262
Steel Dynamics
5.500%, 10/01/2024	100	106
5.125%, 10/01/2021	100	104
Teck Resources
8.500%, 06/01/2024 (A)	100	109
8.000%, 06/01/2021 (A)	38	40
3.750%, 02/01/2023	250	205
TPC Group
8.750%, 12/15/2020 (A)	35	28
Tronox Finance
7.500%, 03/15/2022 (A)	138	110
6.375%, 08/15/2020	100	81
United States Steel
8.375%, 07/01/2021 (A)	175	191
Vale
5.625%, 09/11/2042	100	85
Vale Overseas
6.875%, 11/21/2036	150	144
5.875%, 06/10/2021	100	104
4.625%, 09/15/2020	50	50
4.375%, 01/11/2022	125	122
Valspar
7.250%, 06/15/2019	100	114
Vulcan Materials
7.500%, 06/15/2021	100	121
WestRock RKT
4.000%, 03/01/2023	200	211
WR Grace & Company
5.125%, 10/01/2021 (A)	100	106

		19,226

Adviser Managed Trust / Annual Report / July 31, 2016	41

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Telecommunication Services — 2.3%
Acosta
7.750%, 10/01/2022 (A)	$100	$91
Altice Financing
7.500%, 05/15/2026 (A)	425	429
6.625%, 02/15/2023 (A)	400	401
6.500%, 01/15/2022 (A)	150	155
Altice Luxembourg
7.750%, 05/15/2022 (A)	600	609
7.625%, 02/15/2025 (A)	250	246
Altice US Finance I
5.500%, 05/15/2026 (A)	328	339
5.375%, 07/15/2023 (A)	150	155
America Movil
6.125%, 03/30/2040	100	129
5.000%, 03/30/2020	250	278
AT&T
6.500%, 09/01/2037	585	747
6.000%, 08/15/2040	100	123
5.800%, 02/15/2019	100	111
5.650%, 02/15/2047	50	60
5.500%, 02/01/2018	200	212
5.150%, 03/15/2042	250	282
5.000%, 03/01/2021	150	170
4.800%, 06/15/2044	100	106
4.750%, 05/15/2046	235	249
4.500%, 05/15/2035	45	47
4.350%, 06/15/2045	100	100
4.125%, 02/17/2026	100	109
3.950%, 01/15/2025	100	108
3.900%, 03/11/2024	100	107
3.800%, 03/15/2022	150	162
3.600%, 02/17/2023	50	53
3.400%, 05/15/2025	350	362
3.000%, 02/15/2022	150	155
3.000%, 06/30/2022	200	207
2.800%, 02/17/2021	50	52
2.450%, 06/30/2020	200	205
1.750%, 01/15/2018	200	201
British Telecommunications
9.375%, 12/15/2030	150	238
CenturyLink
5.800%, 03/15/2022	250	256
5.625%, 04/01/2020	300	317
Cequel Communications Holdings
6.375%, 09/15/2020 (A)	200	206
5.125%, 12/15/2021 (A)	200	199
Consolidated Communications
6.500%, 10/01/2022	100	92
Deutsche Telekom International Finance
8.750%, 06/15/2030	200	314

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Frontier Communications
11.000%, 09/15/2025	$570	$608
10.500%, 09/15/2022	410	443
8.875%, 09/15/2020	150	161
Grupo Televisa
6.000%, 05/15/2018	100	108
5.000%, 05/13/2045	200	203
Inmarsat Finance
4.875%, 05/15/2022 (A)	200	186
Intelsat Jackson Holdings
8.000%, 02/15/2024 (A)	100	96
5.500%, 08/01/2023	300	196
Intelsat Luxembourg
7.750%, 06/01/2021	350	80
Koninklijke
8.375%, 10/01/2030	50	70
Level 3 Financing
5.375%, 08/15/2022	150	157
5.375%, 01/15/2024	140	147
5.375%, 05/01/2025	100	105
MHGE Parent
8.500%, 08/01/2019 (A)	119	120
Millicom International Cellular
6.625%, 10/15/2021 (A)	100	105
6.000%, 03/15/2025 (A)	200	206
Orange
9.000%, 03/01/2031	100	159
5.500%, 02/06/2044	25	32
2.750%, 02/06/2019	200	206
Outfront Media Capital
5.250%, 02/15/2022	200	206
Qwest
6.750%, 12/01/2021	100	110
Rogers Communications
6.800%, 08/15/2018	100	110
5.000%, 03/15/2044	100	119
Sable International Finance
6.875%, 08/01/2022 (A)	200	205
SBA Communications
4.875%, 07/15/2022	200	205
SBA Telecommunications
5.750%, 07/15/2020	100	103
SFR Group
7.375%, 05/01/2026 (A)	750	749
6.250%, 05/15/2024 (A)	225	216
6.000%, 05/15/2022 (A)	700	682
SoftBank Group
4.500%, 04/15/2020 (A)	400	415
Sprint
7.875%, 09/15/2023	750	685
7.125%, 06/15/2024	350	309

42	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sprint Communications
9.000%, 11/15/2018 (A)	$500	$542
Telecom Italia
5.303%, 05/30/2024 (A)	200	203
Telefonica Emisiones
7.045%, 06/20/2036	100	132
5.134%, 04/27/2020	100	111
3.192%, 04/27/2018	300	308
T-Mobile
6.625%, 04/01/2023	300	322
6.500%, 01/15/2026	400	433
6.250%, 04/01/2021	250	262
Unitymedia GmbH
6.125%, 01/15/2025 (A)	200	211
UPCB Finance IV
5.375%, 01/15/2025 (A)	200	202
UPCB Finance V
7.250%, 11/15/2021 (A)	135	142
UPCB Finance VI
6.875%, 01/15/2022 (A)	135	142
Verizon Communications
6.550%, 09/15/2043	157	214
5.012%, 08/21/2054	379	417
4.862%, 08/21/2046	150	168
4.672%, 03/15/2055	117	122
4.522%, 09/15/2048	453	484
4.500%, 09/15/2020	500	556
4.272%, 01/15/2036	600	627
4.150%, 03/15/2024	450	501
3.650%, 09/14/2018	200	210
3.500%, 11/01/2024	500	539
2.625%, 02/21/2020	298	309
Videotron
5.375%, 06/15/2024 (A)	100	104
5.000%, 07/15/2022	100	103
Virgin Media Secured Finance
5.375%, 04/15/2021 (A)	180	187
5.250%, 01/15/2026 (A)	250	250
Vodafone Group
6.150%, 02/27/2037	200	244
2.950%, 02/19/2023	300	309
1.250%, 09/26/2017	100	100
WideOpenWest Finance
10.250%, 07/15/2019	150	156
Wind Acquisition Finance
7.375%, 04/23/2021 (A)	600	597
4.750%, 07/15/2020 (A)	200	199
Windstream Services
6.375%, 08/01/2023	150	130
WMG Acquisition
6.750%, 04/15/2022 (A)	100	105

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Zayo Group
6.375%, 05/15/2025	$100	$104
6.000%, 04/01/2023	270	281

		25,910

Utilities — 1.8%
AES
7.375%, 07/01/2021	100	114
4.875%, 05/15/2023	200	203
Alabama Power
3.750%, 03/01/2045	100	107
Ameren
2.700%, 11/15/2020	100	104
Ameren Illinois
3.250%, 03/01/2025	100	108
American Electric Power
1.650%, 12/15/2017	100	100
American Water Capital
6.593%, 10/15/2037	100	148
AmeriGas Finance
7.000%, 05/20/2022	100	105
AmeriGas Partners
5.875%, 08/20/2026	120	126
5.625%, 05/20/2024	120	124
Appalachian Power
7.000%, 04/01/2038	100	139
4.450%, 06/01/2045	100	111
3.400%, 06/01/2025	100	107
Arizona Public Service
2.200%, 01/15/2020	150	153
Atmos Energy
4.125%, 10/15/2044	100	111
Berkshire Hathaway Energy
6.500%, 09/15/2037	350	489
6.125%, 04/01/2036	200	269
2.000%, 11/15/2018	200	203
Black Hills
3.950%, 01/15/2026	100	107
Calpine
6.000%, 01/15/2022 (A)	200	209
5.750%, 01/15/2025	200	200
5.375%, 01/15/2023	200	199
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	200	240
CenterPoint Energy Resources
4.500%, 01/15/2021	100	108
Cleco Corporate Holdings
4.973%, 05/01/2046 (A)	35	39
3.743%, 05/01/2026 (A)	50	53
Commonwealth Edison
3.700%, 03/01/2045	50	53

Adviser Managed Trust / Annual Report / July 31, 2016	43

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Connecticut Light & Power
4.150%, 06/01/2045	$100	$114
Consolidated Edison
2.000%, 05/15/2021	30	30
Consolidated Edison of New York
6.300%, 08/15/2037	100	139
5.850%, 04/01/2018	100	108
4.450%, 03/15/2044	200	234
3.850%, 06/15/2046	50	54
Consumers Energy
4.350%, 08/31/2064	100	116
3.950%, 05/15/2043	50	56
2.850%, 05/15/2022	100	104
Dominion Gas Holdings
4.600%, 12/15/2044	25	27
3.600%, 12/15/2024	100	108
2.500%, 12/15/2019	50	51
Dominion Resources
5.200%, 08/15/2019	100	110
4.050%, 09/15/2042	100	101
2.750%, 09/15/2022	250	255
2.500%, 12/01/2019	100	103
DPL
7.250%, 10/15/2021	100	97
6.500%, 10/15/2016	30	30
DTE Electric
3.700%, 03/15/2045	50	54
3.700%, 06/01/2046	50	54
DTE Energy
3.300%, 06/15/2022	50	53
2.400%, 12/01/2019	125	128
Duke Energy
3.750%, 04/15/2024	100	109
1.625%, 08/15/2017	250	251
Duke Energy Carolinas
4.250%, 12/15/2041	100	115
Duke Energy Florida
6.400%, 06/15/2038	450	644
Duke Energy Florida Project Finance
3.112%, 09/01/2036	50	52
Duke Energy Indiana
3.750%, 05/15/2046	50	53
Duke Energy Progress
5.300%, 01/15/2019	100	110
4.150%, 12/01/2044	50	56
Dynegy
7.625%, 11/01/2024	390	379
7.375%, 11/01/2022	240	235
6.750%, 11/01/2019	225	229
Edison International
2.950%, 03/15/2023	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
El Paso Electric
5.000%, 12/01/2044	$50	$58
Emera US Finance
4.750%, 06/15/2046 (A)	35	39
3.550%, 06/15/2026 (A)	35	37
2.150%, 06/15/2019 (A)	20	20
Enel
8.750%, 09/24/2073 (A)(B)	200	232
Entergy
5.125%, 09/15/2020	100	110
4.000%, 07/15/2022	100	109
Entergy Arkansas
3.700%, 06/01/2024	100	110
Entergy Mississippi
2.850%, 06/01/2028	25	26
Eversource Energy
3.150%, 01/15/2025	100	105
Exelon
5.100%, 06/15/2045	100	120
3.950%, 06/15/2025	100	109
Exelon Generation
6.250%, 10/01/2039	300	346
6.200%, 10/01/2017	100	105
5.600%, 06/15/2042	100	107
4.250%, 06/15/2022	100	107
2.950%, 01/15/2020	100	103
Ferrellgas
6.750%, 06/15/2023	100	88
FirstEnergy
2.750%, 03/15/2018	50	51
FirstEnergy Transmission
4.350%, 01/15/2025 (A)	175	188
Florida Power & Light
5.950%, 02/01/2038	200	280
4.050%, 10/01/2044	75	87
Georgia Power
4.300%, 03/15/2042	125	138
Great Plains Energy
4.850%, 06/01/2021	155	170
Idaho Power MTN
3.650%, 03/01/2045	25	26
Interstate Power & Light
3.250%, 12/01/2024	100	107
ITC Holdings
3.250%, 06/30/2026	30	31
Kentucky Utilities
5.125%, 11/01/2040	194	245
MidAmerican Energy
2.400%, 03/15/2019	100	103
National Fuel Gas
5.200%, 07/15/2025	100	108

44	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NextEra Energy Capital Holdings
2.400%, 09/15/2019	$150	$153
2.056%, 09/01/2017	100	101
NiSource Finance
6.400%, 03/15/2018	105	113
5.650%, 02/01/2045	50	66
Northern States Power
4.125%, 05/15/2044	200	230
2.200%, 08/15/2020	100	103
NRG Energy
7.250%, 05/15/2026 (A)	340	349
6.625%, 01/15/2027 (A)	175	173
6.250%, 07/15/2022	150	151
NRG Yield Operating
5.375%, 08/15/2024	100	102
NSTAR Electric
3.250%, 11/15/2025	50	54
2.700%, 06/01/2026	50	51
Oglethorpe Power
4.250%, 04/01/2046	25	27
Ohio Edison
6.875%, 07/15/2036	200	260
Oklahoma Gas & Electric
4.000%, 12/15/2044	50	55
Oncor Electric Delivery
3.750%, 04/01/2045	100	107
2.950%, 04/01/2025	50	53
2.150%, 06/01/2019	100	101
ONE Gas
2.070%, 02/01/2019	100	101
Pacific Gas & Electric
8.250%, 10/15/2018	100	115
6.050%, 03/01/2034	400	534
5.800%, 03/01/2037	100	132
4.750%, 02/15/2044	50	60
4.300%, 03/15/2045	30	35
PacifiCorp
3.600%, 04/01/2024	100	110
Piedmont Natural Gas
3.640%, 11/01/2046	25	25
Potomac Electric Power
6.500%, 11/15/2037	100	144
PPL Capital Funding
3.400%, 06/01/2023	100	105
PPL Electric Utilities
4.150%, 10/01/2045	100	114
Progress Energy
4.400%, 01/15/2021	100	109
PSEG Power
8.625%, 04/15/2031	200	263
3.000%, 06/15/2021	100	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Public Service Colorado
2.900%, 05/15/2025	$100	$106
Public Service Electric & Gas MTN
4.150%, 11/01/2045	50	59
4.050%, 05/01/2045	50	57
Public Service of Colorado
3.550%, 06/15/2046	50	53
San Diego Gas & Electric
6.000%, 06/01/2026	250	327
SCANA
4.125%, 02/01/2022	50	53
Sempra Energy
2.850%, 11/15/2020	100	104
2.400%, 03/15/2020	50	51
South Carolina Electric & Gas
5.100%, 06/01/2065	50	60
4.500%, 06/01/2064	100	109
Southern
4.400%, 07/01/2046	50	55
4.250%, 07/01/2036	30	32
3.250%, 07/01/2026	50	52
2.950%, 07/01/2023	25	26
2.350%, 07/01/2021	50	51
2.150%, 09/01/2019	250	256
1.850%, 07/01/2019	35	36
1.550%, 07/01/2018	30	30
Southern California Edison
5.950%, 02/01/2038	200	278
4.650%, 10/01/2043	100	122
3.500%, 10/01/2023	100	110
Southern California Gas
1.550%, 06/15/2018	100	101
Southern Gas Capital
3.500%, 09/15/2021	200	213
Southern Power
4.150%, 12/01/2025	100	109
2.375%, 06/01/2020	50	51
1.850%, 12/01/2017	100	101
1.500%, 06/01/2018	50	50
Southwestern Electric Power
3.900%, 04/01/2045	50	51
Suburban Propane Partners
5.500%, 06/01/2024	100	100
Talen Energy Supply
6.500%, 06/01/2025	178	157
4.625%, 07/15/2019 (A)	200	189
4.600%, 12/15/2021	100	80
TECO Finance
5.150%, 03/15/2020	100	111
TerraForm Global Operating
9.750%, 08/15/2022 (A)	100	100

Adviser Managed Trust / Annual Report / July 31, 2016	45

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TerraForm Power Operating
5.875%, 02/01/2023 (A)	$191	$192
Union Electric
3.650%, 04/15/2045	100	106
Virginia Electric & Power
8.875%, 11/15/2038	150	258
4.200%, 05/15/2045	25	29
WEC Energy Group
3.550%, 06/15/2025	100	109
2.450%, 06/15/2020	100	103
Westar Energy
4.250%, 12/01/2045	100	116
Wisconsin Electric Power
3.100%, 06/01/2025	100	107
Xcel Energy
4.700%, 05/15/2020	125	137

		20,700

Total Corporate Obligations (Cost $346,076) ($ Thousands)		356,082

U.S. TREASURY OBLIGATIONS — 27.1%
U.S. Treasury Bonds
6.250%, 08/15/2023	2,500	3,342
5.375%, 02/15/2031	500	746
5.000%, 05/15/2037	200	311
4.750%, 02/15/2037	750	1,128
4.750%, 02/15/2041	2,110	3,215
4.500%, 02/15/2036	5,675	8,252
4.500%, 05/15/2038	150	220
4.375%, 05/15/2040	750	1,083
4.250%, 05/15/2039	250	354
3.875%, 08/15/2040	1,225	1,652
3.625%, 02/15/2044	4,680	6,153
3.375%, 05/15/2044	3,055	3,844
3.125%, 08/15/2044	800	962
3.000%, 11/15/2044	6,025	7,079
3.000%, 11/15/2045	1,100	1,295
2.875%, 05/15/2043	3,125	3,590
2.875%, 08/15/2045	750	862
2.625%, 11/15/2020	3,500	3,741
2.500%, 02/15/2045	3,500	3,729
2.500%, 02/15/2046	2,700	2,880
2.500%, 05/15/2046	2,650	2,832
U.S. Treasury Notes
4.250%, 11/15/2017	6,800	7,117
3.625%, 08/15/2019	1,500	1,628
3.625%, 02/15/2020	2,250	2,467
3.625%, 02/15/2021	7,500	8,370
3.500%, 05/15/2020	4,500	4,934
3.125%, 05/15/2021	6,250	6,860
2.750%, 11/15/2023	4,500	4,958

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
2.750%, 02/15/2024	$750	$827
2.625%, 08/15/2020	1,500	1,600
2.500%, 05/15/2024	7,450	8,089
2.250%, 07/31/2021	4,000	4,233
2.250%, 11/15/2024	5,000	5,339
2.250%, 11/15/2025	6,000	6,416
2.125%, 08/31/2020	9,000	9,422
2.125%, 01/31/2021	145	152
2.125%, 09/30/2021	2,500	2,631
2.125%, 05/15/2025	2,500	2,645
2.000%, 09/30/2020	7,000	7,298
2.000%, 10/31/2021	2,000	2,093
2.000%, 11/15/2021	5,000	5,235
2.000%, 02/15/2025	2,850	2,986
2.000%, 08/15/2025	5,350	5,604
1.750%, 09/30/2019	8,800	9,058
1.750%, 12/31/2020	3,500	3,614
1.750%, 01/31/2023	2,000	2,062
1.750%, 05/15/2023	1,750	1,805
1.625%, 07/31/2019	15,130	15,510
1.625%, 02/15/2026	2,650	2,689
1.625%, 05/15/2026	3,000	3,045
1.500%, 05/31/2019	6,650	6,790
1.500%, 05/31/2020	5,000	5,111
1.500%, 02/28/2023	750	761
1.500%, 03/31/2023	2,000	2,029
1.375%, 02/29/2020	8,000	8,141
1.375%, 05/31/2020	750	763
1.375%, 01/31/2021	3,500	3,557
1.375%, 04/30/2021	4,000	4,065
1.375%, 05/31/2021	3,000	3,050
1.250%, 10/31/2018	1,500	1,518
1.250%, 11/15/2018	5,000	5,062
1.250%, 03/31/2021	5,000	5,054
1.125%, 01/15/2019	2,000	2,020
1.125%, 04/30/2020	1,000	1,009
1.125%, 02/28/2021	3,500	3,520
1.125%, 06/30/2021	5,000	5,021
1.125%, 07/31/2021	2,000	2,008
1.000%, 05/31/2018	5,000	5,029
1.000%, 09/30/2019	3,000	3,018
0.875%, 01/15/2018	9,750	9,781
0.875%, 03/31/2018	4,000	4,014
0.875%, 05/31/2018	1,000	1,004
0.875%, 07/15/2018	2,000	2,008
0.875%, 06/15/2019	2,000	2,006
0.750%, 10/31/2017	2,500	2,504
0.750%, 01/31/2018	2,000	2,003
0.750%, 02/28/2018	2,100	2,103
0.750%, 04/15/2018	4,250	4,256
0.750%, 04/30/2018	2,000	2,003
0.750%, 07/31/2018	2,000	2,003

46	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.625%, 08/31/2017	$4,000	$4,000
0.625%, 11/30/2017	6,500	6,499
0.625%, 06/30/2018	2,000	1,999

Total U.S. Treasury Obligations (Cost $296,987) ($ Thousands)		309,666

MORTGAGE-BACKED SECURITIES — 21.6%
Agency Mortgage-Backed Obligations — 21.0%
FHLMC
5.500%, 10/01/2038 to 06/01/2041	2,080	2,340
5.000%, 09/01/2023 to 11/01/2041	3,224	3,557
4.500%, 08/01/2040 to 02/01/2045	4,163	4,550
4.000%, 03/01/2019 to 12/01/2045	10,059	10,847
3.500%, 10/01/2020 to 03/01/2046	17,510	18,519
3.000%, 09/01/2029 to 04/01/2046	14,379	15,020
2.500%, 10/01/2029 to 05/01/2031	3,302	3,427
FHLMC Multifamily Structured Pass-Through Certificates, Ser K005, Cl A2
4.317%, 11/25/2019	755	822
FHLMC Multifamily Structured Pass-Through Certificates, Ser K007, Cl A2
4.224%, 03/25/2020	760	831
FHLMC Multifamily Structured Pass-Through Certificates, Ser K038, Cl A2
3.389%, 03/25/2024	750	831
FHLMC Multifamily Structured Pass-Through Certificates, Ser K703, Cl A2
2.699%, 05/25/2018	100	102
FHLMC TBA
3.500%, 08/25/2041	1,050	1,108
3.000%, 08/01/2042	2,200	2,288
2.500%, 08/15/2027	2,450	2,540
FNMA
6.000%, 07/01/2036 to 10/01/2039	1,251	1,430
5.500%, 01/01/2035 to 09/01/2041	3,536	3,992
5.000%, 07/01/2040 to 05/01/2042	3,983	4,417
4.500%, 04/01/2019 to 06/01/2044	7,632	8,357
4.000%, 09/01/2018 to 12/01/2045	16,583	17,733
3.500%, 01/01/2027 to 02/01/2046	29,381	31,075
3.000%, 08/01/2029 to 07/01/2046	27,059	28,280
2.500%, 07/01/2028 to 03/01/2043	6,230	6,454
FNMA TBA
4.000%, 08/15/2043	2,575	2,761
3.000%, 08/01/2042	500	520
2.500%, 08/25/2027	1,200	1,243
FNMA, Ser 2012-M2, Cl A2
2.717%, 02/25/2022	500	526
FNMA, Ser 2014-M11, Cl 2A
3.308%, 08/25/2026 (B)	970	1,066
FNMA, Ser 2015-M1, Cl A2
2.532%, 09/25/2024	350	364

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA
6.500%, 11/15/2038	$117	$143
5.500%, 01/15/2033 to 10/20/2043	1,684	1,877
5.000%, 10/15/2033 to 10/20/2044	2,701	2,989
4.500%, 04/15/2040 to 10/20/2045	5,977	6,479
4.000%, 04/15/2040 to 11/20/2045	11,698	12,528
3.500%, 06/20/2042 to 06/20/2046	21,437	22,834
3.000%, 05/15/2042 to 07/20/2046	13,298	13,995
GNMA TBA
3.500%, 08/15/2041	2,175	2,313
3.000%, 08/15/2042	1,200	1,260

		239,418

Non-Agency Mortgage-Backed Obligations — 0.6%
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A4
3.024%, 09/10/2045	250	266
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl A5
3.855%, 05/10/2047	265	295
Commercial Mortgage Trust, Ser 2013-CR13, Cl A2
3.039%, 12/10/2018	500	518
Commercial Mortgage Trust, Ser 2013-CR6, Cl A2
2.122%, 03/10/2046	500	504
Commercial Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	270	301
Commercial Mortgage Trust, Ser 2014-UBS3, Cl A3
3.546%, 06/10/2047	700	760
GS Mortgage Securities II, Ser 2014-GC20, Cl A5
3.998%, 04/10/2047	265	298
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/2047	500	555
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl A2
1.797%, 10/15/2045	899	904
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A3
3.592%, 06/15/2047	1,000	1,070
Morgan Stanley Capital I, Ser 2007-IQ16, Cl A4
5.809%, 12/12/2049	194	201
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	305	326
WFRBS Commercial Mortgage Trust, Ser 2012- C7, Cl A2
3.431%, 06/15/2045	500	542

Adviser Managed Trust / Annual Report / July 31, 2016	47

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014- C19, Cl A5
4.101%, 03/15/2047	$250	$283
WFRBS Commercial Mortgage Trust, Ser 2014- C22, Cl A4
3.488%, 09/15/2057	300	327

		7,150

Total Mortgage-Backed Securities (Cost $242,221) ($ Thousands)		246,568

SOVEREIGN DEBT — 16.1%
Angolan Government International Bond
9.500%, 11/12/2025 (A)	300	285
Argentine Republic Government International Bond
8.280%, 12/31/2033	1,192	1,338
7.625%, 04/22/2046 (A)	750	799
7.500%, 04/22/2026 (A)	1,250	1,357
7.125%, 07/06/2036 (A)	300	305
6.875%, 04/22/2021 (A)	1,000	1,076
6.625%, 07/06/2028 (A)	200	203
6.250%, 04/22/2019 (A)	500	530
3.750%, 03/31/2019 (C)	750	508
Armenia Government International Bond
7.150%, 03/26/2025	200	211
Azerbaijan Government International Bond
4.750%, 03/18/2024 (A)	200	202
Bahrain Government International Bond
7.000%, 01/26/2026 (A)	200	208
6.125%, 07/05/2022 (A)	400	413
6.125%, 08/01/2023 (A)	200	206
6.000%, 09/19/2044 (A)	200	165
5.875%, 01/26/2021 (A)	200	207
5.500%, 03/31/2020 (A)	300	313
Belarus Government International Bond
8.950%, 01/26/2018	200	209
Bolivian Government International Bond
5.950%, 08/22/2023	200	236
Brazilian Government International Bond
8.250%, 01/20/2034	650	817
7.125%, 01/20/2037	100	116
6.000%, 04/07/2026	600	662
5.875%, 01/15/2019	500	546
5.625%, 01/07/2041	650	642
5.625%, 02/21/2047	200	194
5.000%, 01/27/2045	650	594
4.875%, 01/22/2021	600	637
4.250%, 01/07/2025	1,100	1,087
2.625%, 01/05/2023	950	876

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Bundesobligation
0.250%, 10/16/2020		EUR 230	$267
0.090%, 04/17/2020 (D)		175	200
Bundesrepublik Deutschland
4.750%, 07/04/2034		521	1,067
2.500%, 07/04/2044		270	478
0.500%, 02/15/2025		955	1,142
Cameroon Government International Bond
9.500%, 11/19/2025 (A)		$200	211
Canadian Government International Bond
3.500%, 12/01/2045	CAD	110	121
2.250%, 06/01/2025		744	635
1.750%, 09/01/2019		778	618
1.625%, 02/27/2019		$100	102
1.125%, 03/19/2018		200	201
Chile Government International Bond
3.875%, 08/05/2020		150	164
3.625%, 10/30/2042		150	158
3.125%, 01/21/2026		810	863
Colombia Government International Bond
7.375%, 03/18/2019		950	1,080
7.375%, 09/18/2037		325	419
6.125%, 01/18/2041		700	803
5.625%, 02/26/2044		500	549
5.000%, 06/15/2045		600	617
4.500%, 01/28/2026		500	534
4.375%, 07/12/2021		400	429
4.000%, 02/26/2024		800	832
2.625%, 03/15/2023		300	290
Costa Rica Government International Bond
7.158%, 03/12/2045		200	213
7.000%, 04/04/2044 (A)		200	212
4.375%, 04/30/2025 (A)		200	192
4.250%, 01/26/2023 (A)		200	194
Croatia Government International Bond
6.750%, 11/05/2019		400	438
6.625%, 07/14/2020 (A)		100	110
6.375%, 03/24/2021		350	386
6.000%, 01/26/2024		450	498
5.500%, 04/04/2023		250	269
Dominican Republic International Bond
7.500%, 05/06/2021		200	224
7.450%, 04/30/2044		350	399
6.875%, 01/29/2026 (A)		150	168
6.850%, 01/27/2045		400	430
6.600%, 01/28/2024		200	221
5.875%, 04/18/2024		200	212
5.500%, 01/27/2025		300	311
Ecuador Government International Bond
10.500%, 03/24/2020		400	401
7.950%, 06/20/2024		400	347

48	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Egypt Government International Bond
6.875%, 04/30/2040	$100	$93
5.875%, 06/11/2025	300	279
5.750%, 04/29/2020	300	307
El Salvador Government International Bond
7.750%, 01/24/2023	150	165
7.650%, 06/15/2035	60	63
7.625%, 02/01/2041 (A)	300	308
7.375%, 12/01/2019	250	268
6.375%, 01/18/2027	300	305
5.875%, 01/30/2025	125	124
Ethiopia Government International Bond
6.625%, 12/11/2024	200	190
Export Development Canada
1.625%, 12/03/2019	300	306
1.000%, 11/01/2018	100	100
Export-Import Bank of Korea
4.375%, 09/15/2021	200	224
2.875%, 01/21/2025	200	210
2.250%, 01/21/2020	200	203
France Government International Bond
4.250%, 10/25/2023	EUR 858	1,275
3.750%, 04/25/2021	700	939
3.250%, 10/25/2021	600	800
3.250%, 05/25/2045	320	579
2.500%, 05/25/2030	1,130	1,635
French Treasury Note
1.000%, 07/25/2017	185	210
Gabon Government International Bond
6.950%, 06/16/2025	$200	181
6.375%, 12/12/2024	200	180
Georgia Government International Bond
6.875%, 04/12/2021 (A)	200	221
Ghana Government International Bond
10.750%, 10/14/2030	300	327
8.500%, 10/04/2017	200	205
8.125%, 01/18/2026	200	173
Guatemala Government International Bond
5.750%, 06/06/2022 (A)	200	227
4.875%, 02/13/2028	200	219
Honduras Government International Bond
7.500%, 03/15/2024	200	225
Hungary Government International Bond
7.625%, 03/29/2041	250	371
6.375%, 03/29/2021	550	630
6.250%, 01/29/2020	350	390
5.750%, 11/22/2023	400	460
5.375%, 02/21/2023	400	448
5.375%, 03/25/2024	500	565
4.000%, 03/25/2019	300	312
Indonesia Government International Bond
11.625%, 03/04/2019	300	371

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
8.500%, 10/12/2035	$300	$451
7.750%, 01/17/2038	400	574
6.875%, 01/17/2018	300	323
6.750%, 01/15/2044 (A)	275	372
6.625%, 02/17/2037	400	516
5.950%, 01/08/2046 (A)	400	499
5.875%, 03/13/2020	700	782
5.875%, 01/15/2024 (A)	500	585
5.375%, 10/17/2023 (A)	200	228
5.250%, 01/17/2042 (A)	300	340
5.125%, 01/15/2045 (A)	400	450
4.875%, 05/05/2021 (A)	450	494
4.750%, 01/08/2026 (A)	600	668
4.625%, 04/15/2043 (A)	400	422
4.125%, 01/15/2025 (A)	400	424
3.750%, 04/25/2022 (A)	200	209
3.375%, 04/15/2023 (A)	200	204
Iraq Government International Bond
5.800%, 01/15/2028 (A)	500	375
Israel Government International Bond
4.500%, 01/30/2043	200	224
4.000%, 06/30/2022	200	223
Italy Buoni Poliennali Del Tesoro
5.000%, 08/01/2034	EUR 330	554
4.750%, 09/01/2028 (A)	654	1,007
4.000%, 09/01/2020	310	401
3.750%, 05/01/2021	307	400
3.500%, 06/01/2018	452	538
3.250%, 09/01/2046 (A)	190	266
2.150%, 12/15/2021	643	787
2.000%, 12/01/2025	450	543
1.150%, 05/15/2017	2,079	2,349
1.050%, 12/01/2019	422	488
0.650%, 11/01/2020	785	896
Italy Government International Bond MTN
6.875%, 09/27/2023	$100	126
5.375%, 06/15/2033	150	185
Ivory Coast Government International Bond
6.375%, 03/03/2028	200	201
5.750%, 12/31/2032 (C)	495	473
5.375%, 07/23/2024	200	192
Jamaica Government International Bond
7.625%, 07/09/2025	200	228
6.750%, 04/28/2028	300	328
Japan Bank for International Cooperation
2.125%, 02/10/2025	200	206
1.875%, 07/21/2026	200	201
1.750%, 11/13/2018	550	554
Japan Government Five Year Bond
0.200%, 06/20/2017	JPY 70,250	689
0.200%, 12/20/2017	246,000	2,416
0.200%, 12/20/2018	292,550	2,886

Adviser Managed Trust / Annual Report / July 31, 2016	49

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
0.100%, 03/20/2018	JPY 86,000	$844
0.100%, 06/20/2019	63,500	626
0.100%, 06/20/2020	115,500	1,143
0.100%, 09/20/2020	209,300	2,072
Japan Government Ten Year Bond
0.700%, 12/20/2022	136,400	1,415
0.600%, 03/20/2023	117,100	1,210
0.500%, 09/20/2024	339,450	3,517
0.400%, 09/20/2025	60,000	618
0.100%, 03/20/2026	81,850	821
Japan Government Thirty Year Bond
2.500%, 03/20/2036	144,150	2,028
1.700%, 09/20/2044	242,650	3,283
0.300%, 06/20/2046	13,350	131
Japan Government Twenty Year Bond
2.100%, 03/20/2030	231,500	2,914
1.600%, 03/20/2033	130,250	1,589
1.500%, 03/20/2033	140,600	1,692
Jordan Government International Bond
6.125%, 01/29/2026 (A)	$200	215
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045 (A)	250	295
5.125%, 07/21/2025 (A)	550	603
4.875%, 10/14/2044 (A)	200	199
3.875%, 10/14/2024 (A)	200	202
Kenya Government International Bond
6.875%, 06/24/2024	400	379
5.875%, 06/24/2019	200	200
Korea Government International Bond
3.875%, 09/11/2023	200	230
Lebanon Government International Bond MTN
8.250%, 04/12/2021	500	542
6.650%, 11/03/2028	250	244
6.650%, 02/26/2030	350	339
6.600%, 11/27/2026	1,200	1,176
6.375%, 03/09/2020	200	202
6.100%, 10/04/2022	300	297
6.000%, 01/27/2023	50	49
5.800%, 04/14/2020	550	546
5.450%, 11/28/2019	1,100	1,091
5.150%, 11/12/2018	100	99
Malaysia Sukuk Global
4.080%, 04/27/2046 (A)	250	269
Mexico Government International Bond
6.750%, 09/27/2034	825	1,122
6.050%, 01/11/2040	800	1,010
5.950%, 03/19/2019	250	279
5.750%, 10/12/2110	650	713
5.550%, 01/21/2045	800	960
5.125%, 01/15/2020	950	1,054
4.750%, 03/08/2044	900	963

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
4.600%, 01/23/2046	$800	$842
4.125%, 01/21/2026	700	760
4.000%, 10/02/2023	850	915
3.625%, 03/15/2022	600	634
3.600%, 01/30/2025	1,100	1,151
3.500%, 01/21/2021	500	530
Mongolia Government International Bond MTN
5.125%, 12/05/2022	200	181
4.125%, 01/05/2018	200	195
Morocco Government International Bond
5.500%, 12/11/2042 (A)	200	228
4.250%, 12/11/2022 (A)	200	215
Mozambique Government International Bond
10.500%, 01/18/2023 (A)	200	141
Namibia Government International Bond
5.500%, 11/03/2021 (A)	200	214
Nigeria Government International Bond
6.375%, 07/12/2023	200	195
5.125%, 07/12/2018	200	201
Oman Government International Bond
4.750%, 06/15/2026 (A)	400	410
3.625%, 06/15/2021 (A)	200	205
Pakistan Government International Bond
8.250%, 04/15/2024	200	222
7.250%, 04/15/2019	250	267
Panama Government International Bond
6.700%, 01/26/2036	500	677
5.200%, 01/30/2020	450	496
4.300%, 04/29/2053	200	210
4.000%, 09/22/2024	650	702
3.875%, 03/17/2028	200	215
3.750%, 03/16/2025	900	956
Paraguay Government International Bond
6.100%, 08/11/2044	200	223
4.625%, 01/25/2023 (A)	200	209
Peruvian Government International Bond
8.750%, 11/21/2033	250	397
7.350%, 07/21/2025	750	1,024
7.125%, 03/30/2019	300	344
6.550%, 03/14/2037	500	682
5.625%, 11/18/2050	550	697
4.125%, 08/25/2027	200	222
Philippine Government International Bond
9.875%, 01/15/2019	150	181
8.375%, 06/17/2019	300	359
7.750%, 01/14/2031	650	1,020
6.500%, 01/20/2020	200	234
6.375%, 01/15/2032	100	143
6.375%, 10/23/2034	850	1,260
5.500%, 03/30/2026	850	1,091
5.000%, 01/13/2037	400	533
4.200%, 01/21/2024	650	750

50	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
4.000%, 01/15/2021	$450	$496
3.950%, 01/20/2040	600	708
3.700%, 03/01/2041	600	690
Poland Government International Bond
6.375%, 07/15/2019	850	968
5.125%, 04/21/2021	550	627
5.000%, 03/23/2022	675	774
4.000%, 01/22/2024	600	664
3.250%, 04/06/2026	450	472
3.000%, 03/17/2023	400	417
Province of British Columbia Canada
2.000%, 10/23/2022	225	232
Province of Manitoba Canada
3.050%, 05/14/2024	100	109
1.125%, 06/01/2018	100	100
Province of Ontario Canada
4.400%, 04/14/2020	200	222
3.200%, 05/16/2024	400	438
2.500%, 09/10/2021	200	210
2.500%, 04/27/2026	200	210
2.000%, 01/30/2019	100	102
Province of Quebec Canada
7.500%, 09/15/2029	300	458
3.500%, 07/29/2020	250	271
Qatar Government International Bond
9.750%, 06/15/2030 (A)	200	335
6.550%, 04/09/2019 (A)	200	225
6.400%, 01/20/2040 (A)	300	406
5.750%, 01/20/2042 (A)	200	252
5.250%, 01/20/2020 (A)	450	499
4.625%, 06/02/2046 (A)	400	429
4.500%, 01/20/2022 (A)	550	612
3.250%, 06/02/2026 (A)	800	819
2.375%, 06/02/2021 (A)	600	605
Romanian Government International Bond MTN
6.750%, 02/07/2022 (A)	400	479
6.125%, 01/22/2044 (A)	200	257
4.875%, 01/22/2024 (A)	250	280
4.375%, 08/22/2023 (A)	300	326
Russian Foreign Bond -Eurobond
12.750%, 06/24/2028 (A)	475	845
11.000%, 07/24/2018 (A)	550	644
7.500%, 03/31/2030 (C)	2,288	2,796
5.875%, 09/16/2043 (A)	200	228
5.625%, 04/04/2042 (A)	800	878
5.000%, 04/29/2020	700	746
4.875%, 09/16/2023 (A)	800	866
4.500%, 04/04/2022 (A)	400	424
3.500%, 01/16/2019 (A)	400	408
Senegal Government International Bond
6.250%, 07/30/2024	200	196

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Serbia Government International Bond
7.250%, 09/28/2021	$250	$289
5.875%, 12/03/2018	200	213
5.250%, 11/21/2017	200	207
4.875%, 02/25/2020	400	415
South Africa Government International Bond
6.875%, 05/27/2019	250	280
6.250%, 03/08/2041	200	239
5.875%, 05/30/2022	200	225
5.875%, 09/16/2025	500	567
5.500%, 03/09/2020	800	869
5.375%, 07/24/2044	200	217
4.875%, 04/14/2026	200	211
4.665%, 01/17/2024	400	421
Sri Lanka Government International Bond
6.850%, 11/03/2025 (A)	200	211
6.825%, 07/18/2026 (A)	200	208
6.250%, 10/04/2020 (A)	300	318
6.250%, 07/27/2021 (A)	200	211
6.125%, 06/03/2025	200	202
6.000%, 01/14/2019	200	208
5.875%, 07/25/2022 (A)	200	206
5.750%, 01/18/2022 (A)	200	207
Svensk Exportkredit MTN
1.875%, 06/23/2020	200	204
1.250%, 04/12/2019	250	251
Turkey Government International Bond
7.500%, 11/07/2019	450	502
7.375%, 02/05/2025	850	1,010
7.250%, 03/05/2038	100	123
7.000%, 03/11/2019	200	217
7.000%, 06/05/2020	350	388
6.875%, 03/17/2036	1,200	1,410
6.750%, 04/03/2018	550	582
6.750%, 05/30/2040	500	582
6.625%, 02/17/2045	450	520
6.250%, 09/26/2022	700	768
6.000%, 01/14/2041	800	853
5.750%, 03/22/2024	1,000	1,076
5.625%, 03/30/2021	900	957
4.875%, 10/09/2026	200	203
4.875%, 04/16/2043	1,025	947
4.250%, 04/14/2026	800	775
3.250%, 03/23/2023	200	188
Ukraine Government AID Bond
1.847%, 05/29/2020	263	269
Ukraine Government International Bond
7.750%, 09/01/2019 (A)	500	496
7.750%, 09/01/2020 (A)	500	492
7.750%, 09/01/2021 (A)	200	196
7.750%, 09/01/2025 (A)	500	484
7.750%, 09/01/2026 (A)	500	483

Adviser Managed Trust / Annual Report / July 31, 2016	51

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
7.750%, 09/01/2027 (A)		$400	$385
United Kingdom Gilt
4.750%, 12/07/2038	GBP	220	474
4.500%, 09/07/2034		128	256
4.250%, 06/07/2032		448	855
4.250%, 06/07/2032		75	143
4.250%, 12/07/2040		318	656
3.750%, 07/22/2052		640	1,395
3.500%, 01/22/2045		145	278
2.250%, 09/07/2023		470	702
2.000%, 07/22/2020		1,036	1,472
2.000%, 09/07/2025		165	244
1.250%, 07/22/2018		302	410
Uruguay Government International Bond
7.625%, 03/21/2036		$400	554
5.100%, 06/18/2050		825	835
4.500%, 08/14/2024		600	659
4.375%, 10/27/2027		450	478
Venezuela Government International Bond
12.750%, 08/23/2022		900	474
11.950%, 08/05/2031		1,000	479
11.750%, 10/21/2026		800	387
9.375%, 01/13/2034		650	288
9.250%, 09/15/2027		500	241
9.250%, 05/07/2028		200	89
9.000%, 05/07/2023		600	266
8.250%, 10/13/2024		100	43
7.750%, 10/13/2019		250	120
7.650%, 04/21/2025		500	212
7.000%, 03/31/2038		500	204
Vietnam Government International Bond
6.750%, 01/29/2020		150	169
4.800%, 11/19/2024		200	213
Zambia Government International Bond
8.970%, 07/30/2027		200	176
8.500%, 04/14/2024		200	176
5.375%, 09/20/2022		200	158

Total Sovereign Debt (Cost $173,715) ($ Thousands)			183,738

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.8%
FFCB
1.620%, 04/20/2021		250	250
1.100%, 06/01/2018		250	252
0.730%, 10/13/2017		500	499
FHLB
5.500%, 07/15/2036		225	334
1.875%, 06/07/2021		500	501
1.625%, 06/14/2019		1,250	1,275
1.125%, 04/25/2018 to 07/14/2021		3,000	3,011

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.000%, 12/19/2017	$500	$502
FHLMC
6.750%, 03/15/2031	500	781
6.250%, 07/15/2032	300	460
2.375%, 01/13/2022	375	397
1.375%, 05/01/2020	1,200	1,216
1.350%, 02/26/2019	250	250
1.250%, 07/26/2019	250	250
1.050%, 02/26/2018	250	250
0.875%, 03/07/2018	700	701
FNMA
6.625%, 11/15/2030	475	732
2.625%, 09/06/2024	600	646
2.125%, 04/24/2026	205	212
1.875%, 02/19/2019 to 12/28/2020	1,250	1,291
1.750%, 09/12/2019	750	769
1.625%, 01/21/2020	375	383
1.500%, 06/22/2020	300	305
1.125%, 10/19/2018	500	503
1.000%, 09/27/2017 to 02/26/2019	1,800	1,807
0.875%, 12/20/2017 to 08/02/2019	1,750	1,753
Tennessee Valley Authority
5.250%, 09/15/2039	275	386
3.500%, 12/15/2042	125	139
2.875%, 09/15/2024	500	545

Total U.S. Government Agency Obligations (Cost $19,887) ($ Thousands)		20,400

MUNICIPAL BONDS — 0.6%
California — 0.2%
Bay Area, Toll Authority, RB
6.263%, 04/01/2049	200	312
California State, Build America Bonds, GO
7.600%, 11/01/2040	175	295
7.550%, 04/01/2039	350	577
California State, Earthquake Authority, RB
2.805%, 07/01/2019	100	103
California State, East Bay Municipal Utility District, Water System Revenue, RB
5.874%, 06/01/2040	200	286
Los Angeles, Unified School District, GO
5.750%, 07/01/2034	200	271
University of California, Ser AJ, RB
4.601%, 05/15/2031	250	297
University of California, Ser AQ, RB
4.767%, 05/15/2115	250	284

		2,425

52	Adviser Managed Trust / Annual Report / July 31, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Connecticut — 0.0%
Connecticut State, Ser A, GO
5.850%, 03/15/2032	$200	$259

Georgia — 0.0%
Georgia State, Municipal Electric Authority, RB
6.655%, 04/01/2057	100	137
6.637%, 04/01/2057	200	276

		413

Illinois — 0.1%
Chicago, GO
7.781%, 01/01/2035	250	275
Illinois State, GO
5.100%, 06/01/2033	400	391
4.950%, 06/01/2023	100	107
4.350%, 06/01/2018	73	75

		848

New Jersey — 0.1%
New Jersey State, Turnpike Authority, RB
7.414%, 01/01/2040	225	362
7.102%, 01/01/2041	350	547

		909

New York — 0.1%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	200	243
New York & New Jersey, Port Authority, RB Callable 06/01/2025 @ 100
4.823%, 06/01/2045	50	56
New York City, GO Callable 12/01/2020 @ 100
6.646%, 12/01/2031	200	239
New York City, Water & Sewer System, RB
5.750%, 06/15/2041	100	145
New York State, Dormitory Authority, RB
5.500%, 03/15/2030	100	129
5.289%, 03/15/2033	100	129
New York State, Metropolitan Transportation Authority, RB
6.814%, 11/15/2040	250	373

		1,314

Ohio — 0.0%
American Municipal Power, Ser B, RB
8.084%, 02/15/2050	100	170
Ohio State University, Ser A, RB
4.048%, 12/01/2056	100	115

		285

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
South Carolina — 0.0%
South Carolina, Public Service Authority, Ser D
2.388%, 12/01/2023	$50	$51

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ser B, RB Callable 04/01/2026 @ 100
4.053%, 07/01/2026	100	111

Texas — 0.1%
Houston, Ser A, GO
6.290%, 03/01/2032	90	117
Texas State, Build America Bonds, GO
5.517%, 04/01/2039	200	285
Texas State, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	200	259
University of Texas, Ser A, RB
3.852%, 08/15/2046	50	59

		720

Total Municipal Bonds (Cost $6,615) ($ Thousands)		7,335

ASSET-BACKED SECURITIES — 0.6%
BA Credit Card Trust, Ser 2015-A2, Cl A
1.360%, 09/15/2020	150	150
Capital Auto Receivables Asset Trust, Ser 2015- 3, Cl A3
1.940%, 01/21/2020	500	504
Capital One Multi-Asset Execution Trust, Ser 2015-A1, Cl A1
1.390%, 01/15/2021	500	503
Chase Issuance Trust, Ser 2012-A7, Cl A7
2.160%, 09/16/2024	300	307
Citibank Credit Card Issuance Trust, Ser 2008-A1, Cl A1
5.350%, 02/07/2020	188	200
Citibank Credit Card Issuance Trust, Ser 2014-A5, Cl A5
2.680%, 06/07/2023	200	211
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A4
3.718%, 08/15/2048	245	271
Discover Card Execution Note Trust, Ser 2007-A1, Cl A1
5.650%, 03/16/2020	200	210
Discover Card Execution Note Trust, Ser 2014-A4, Cl A4
2.120%, 12/15/2021	200	204

Adviser Managed Trust / Annual Report / July 31, 2016	53

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Tactical Offensive Fixed Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K050, Cl A2
3.334%, 08/25/2025 (B)	$900	$998
GS Mortgage Securities Trust, Ser 2015-GC34, Cl A4
3.506%, 10/10/2048	500	546
Mercedes-Benz Auto Receivables Trust, Ser 2015-1, Cl A3
1.340%, 12/16/2019	500	502
Synchrony Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	300	302
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl A3
3.290%, 05/15/2048	650	697
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021	155	156
World Omni Auto Receivables Trust, Ser 2013- B, Cl A4
1.320%, 01/15/2020	750	752

Total Asset-Backed Securities (Cost $6,407) ($ Thousands)		6,513

Total Investments — 98.9% (Cost $1,091,908) ($ Thousands)		$1,130,302

A list of open forward foreign currency contracts held by the Fund at July 31, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
08/02/16-09/02/16	CAD	3,587	USD	2,751	$—
08/02/16-09/02/16	GBP	9,918	USD	13,201	30
08/02/16-09/02/16	EUR	30,075	USD	33,525	(127)
08/02/16-09/02/16	JPY	6,164,642	USD	60,062	(130)

					$(227)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at July 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized (Depreciation) ($ Thousands)
Brown Brothers Harriman	$(109,766)	$109,539	$(227)

			$(227)

For the year ended July 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $1,143,375 ($ Thousands).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2016, the value of these securities amounted to $91,662 ($ Thousands), representing 8.0% of the net assets of the Fund.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2016.
(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on July 31, 2016. The coupon on a step bond changes on a specified date.
(D)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

AID — Agency for International Development

CAD — Canadian Dollar

Cl — Class

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

JPY — Japanese Yen

MTN — Medium Term Note

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

S&P— Standard & Poor’s

Ser — Series

TBA — To Be Announced

USD — United States Dollar

As of July 31, 2016, all of the Fund’s investments and other financial instruments were considered Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of July 31, 2016, there were no transfers between Level 1, Level 2, and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54	Adviser Managed Trust / Annual Report / July 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

JULY 31, 2016

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
Assets:
Investments, at value †	$1,795,228		$1,130,302
Cash	49,342		29,116
Foreign currency, at value ††	1,452		69
Cash pledged as collateral for futures contracts	2,429		—
Dividends and interest receivable	1,760		8,498
Receivable for fund shares sold	327		381
Receivable for variation margin	217		—
Foreign tax reclaim receivable	82		—
Receivable for investment securities sold	37		2,678
Unrealized gain on forward foreign currency contracts	—		30
Unrealized gain on foreign spot currency contracts	—		79
Prepaid expenses	15		18

Total Assets	1,850,889		1,171,171

Liabilities:
Payable for fund shares redeemed	792		306
Shareholder servicing fees payable	360		242
Payable for investment securities purchased	353		26,799
Administration fees payable	222		12
Investment advisory fees payable	41		46
Chief Compliance Officer fees payable	4		2
Trustees fees payable	1		1
Unrealized loss on forward foreign currency contracts	—		257
Accrued expense payable	128		131

Total Liabilities	1,901		27,796

Net Assets	$1,848,988		$1,143,375

† Cost of investments	$1,713,443		$1,091,908
†† Cost of foreign currency	1,438		69
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,789,031		$1,107,903
Undistributed net investment income	4,205		5,550
Accumulated net realized loss on investments, futures contracts and foreign currency	(28,839)		(8,328)
Net unrealized appreciation on investments	81,785		38,394
Net unrealized appreciation on futures contracts	2,796		—
Net unrealized appreciation/(depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	10		(144)

Net Assets	$1,848,988		$1,143,375

Net Asset Value, Offering and Redemption Price Per Share	$13.59		$10.59
	($1,848,988,139 ÷		($1,143,374,798 ÷
	136,013,221 shares	)	107,933,352 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2016	55

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended July 31, 2016

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Investment income:
Dividends	$10,206	$—
Dividends from affiliated registered investment company (1)	1	—
Interest income	19	29,670
Less: foreign taxes withheld	(832)	(3)

Total investment income	9,394	29,667

Expenses:
Shareholder servicing fees	1,157	2,621
Administration fees	925	2,097
Investment advisory fees	925	1,572
Trustee fees	9	13
Chief Compliance Officer fees	5	5
Professional fees	75	85
Custodian/wire agent fees	67	32
Registration fees	43	34
Printing fees	33	81
Overdraft fees	—	23
Other expenses	42	356

Total expenses	3,281	6,919

Less:
Waiver of investment advisory fees	(795)	(1,090)
Waiver of administration fees	(165)	(1,810)

Net expenses	2,321	4,019

Net investment income	7,073	25,648

Net realized gain/(loss) on:
Investments	(19,915)	(4,196)
Affiliated investments	62	—
Futures contracts	(4,235)	—
Foreign currency transactions	101	(3,927)
Net change in unrealized appreciation/(depreciation) on:
Investments	(71,087)	47,726
Affiliated investments	(115)	—
Futures contracts	3,179	—
Foreign currency and translation of other assets and liabilities denominated in foreign currency	103	(339)

Net increase/(decrease) in net assets resulting from operations	$(84,834)	$64,912

(1)	See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56	Adviser Managed Trust / Annual Report / July 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2016	2015	2016	2015
Operations:
Net investment income	$7,073	$22,352	$25,648	$12,784
Net realized gain/(loss) from investments, affiliated investments and futures contracts	(24,088)	91,768	(4,196)	3,122
Net realized gain/(loss) on foreign currency transactions	101	(341)	(3,927)	2,731
Net change in unrealized appreciation/(depreciation) on investments, affiliated investments and futures contracts	(68,023)	(21,870)	47,726	(15,724)
Net change in unrealized appreciation/(depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	103	(89)	(339)	(20)

Net increase/(decrease) in net assets resulting from operations	(84,834)	91,820	64,912	2,893

Dividends and distributions from:
Net investment income	(18,071)	(14,787)	(21,066)	(12,412)
Net realized gains	(12,906)	(124,670)	—	(132)

Total dividends and distributions	(30,977)	(139,457)	(21,066)	(12,544)

Capital share transactions:(1)
Proceeds from shares issued	1,831,274	425,922	342,224	603,575
Reinvestment of dividends & distributions	3	138,911	20,853	12,497
Cost of shares redeemed	(1,549,210)	(222,841)	(240,686)	(59,228)

Increase in net assets derived from capital share transactions	282,067	341,992	122,391	556,844

Net increase in net assets	166,256	294,355	166,237	547,193

Net assets:
Beginning of year	1,682,732	1,388,377	977,138	429,945

End of year	$1,848,988	$1,682,732	$1,143,375	$977,138

Undistributed net investment income included in net assets at year end	$4,205	$14,663	$5,550	$3,480

(1)	See Note 6 in the Notes to Financial Statements for additional information.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2016	57

FINANCIAL HIGHLIGHTS

For the years ended July 31,

For a share outstanding throughout each year

	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gains/(losses) on securities(1)	Total from operations	Dividends from Net Investment Income	Distributions from realized gains	Total dividends and distributions	Net asset value, end of year	Total Return †	Net assets, end of year ($ Thousands)	Ratio of net expenses to average net assets	Ratio of expenses to average net assets (excluding fees paid indirectly and including waivers)	Ratio of expenses to average net assets (excluding fees paid indirectly and waivers)	Ratio of net investment income to average net assets	Portfolio turnover ‡
Tactical Offensive Equity Fund
2016	$13.93	$0.20	$(0.28)	$(0.08)	$(0.15)	$(0.11)	$(0.26)	$13.59	(0.42)%	$1,848,988	0.50%	0.50%	0.71%	1.53%	319%
2015	14.43	0.20	0.63	0.83	(0.13)	(1.20)	(1.33)	13.93	6.18	1,682,732	0.59	0.59	0.78	1.44	64
2014	13.15	0.10	1.48	1.58	(0.09)	(0.21)	(0.30)	14.43	12.08	1,388,377	1.10	1.10	1.19	0.72	62
2013	10.76	0.11	2.51	2.62	(0.23)	–	(0.23)	13.15	24.64	1,026,593	1.10	1.10	1.19	0.93	93
2012	9.80	0.14	0.89 ^	1.03	(0.07)	–	(0.07)	10.76	10.60	796,618	1.10	1.10	1.22	1.29	194
Tactical Offensive Fixed Income Fund
2016	$10.19	$0.25	$0.36	$0.61	$(0.21)	$–	$(0.21)	$10.59	6.05%	$1,143,375	0.38%	0.38%	0.66%	2.45%	101%
2015	10.25	0.22	(0.08)	0.14	(0.20)	–	(0.20)	10.19	1.40	977,138	0.43	0.43	0.68	2.11	257
2014	10.03	0.13	0.28	0.41	(0.19)	–	(0.19)	10.25	4.16	429,945	0.80	0.80	0.85	1.31	389
2013	10.56	0.14	(0.22)	(0.08)	(0.21)	(0.24)	(0.45)	10.03	(0.89)	655,548	0.80	0.80	0.84	1.30	292
2012	10.26	0.17	0.57	0.74	(0.24)	(0.20)	(0.44)	10.56	7.44	586,652	0.80	0.86	0.86	1.63	310

^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
†	Returns are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Effective October 1, 2014, the Fund’s investment strategy was changed from “active” to “passive”. The Fund’s past performance is not necessarily indicative of how the Fund will perform in the future.
‡	Portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Per share net investment income and net realized and unrealized gains/(losses) on securities calculated using average shares.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58	Adviser Managed Trust / Annual Report / July 31, 2016

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with two registered funds: Tactical Offensive Equity and Tactical Offensive Fixed Income (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause a Fund to liquidate a substantial portion or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF”s) that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income

Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and

Adviser Managed Trust / Annual Report / July 31, 2016	59

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee

60	Adviser Managed Trust / Annual Report / July 31, 2016

may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward

Adviser Managed Trust / Annual Report / July 31, 2016	61

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2016, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2016, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Summary Schedule of Investments/Schedule of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense recognized on the ex-dividend date, and interest income or expense recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2016.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2016.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

62	Adviser Managed Trust / Annual Report / July 31, 2016

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts for hedging or speculative purposes with respect to either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2016, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of July 31, 2016, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of July 31, 2016, if applicable. There were no outstanding option/swaption contracts during the year ended July 31, 2016.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a

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NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. There were no outstanding swap agreements as of July 31, 2016.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed — and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased

64	Adviser Managed Trust / Annual Report / July 31, 2016

the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies. As of July 31, 2016, the Funds did not hold any loans.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the Trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline CDOs that are subordinate structure of the investment and investment results. The Funds did not hold any CDO’s or CLO’s during the year ended July 31, 2016.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the Tactical Offensive Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

There were no outstanding credit default swaps as of July 31, 2016.

4. DERIVATIVE TRANSACTIONS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

66	Adviser Managed Trust / Annual Report / July 31, 2016

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments as of July 31, 2016 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
	Variation Margin Asset		Variation Margin Liability
	Futures	Total	Futures	Total
Tactical Offensive Equity Fund	$217	$217	$—	$—

Total Exchange-Traded or Centrally Cleared	$217	$217	$—	$—

Cash with an aggregate market value of $2,429 ($ Thousands) has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of July 31, 2016.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2016 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Tactical Offensive Fixed Income Fund	Forward Foreign Currency Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
Brown Brothers Harriman	$30	$30	$257	$257	$(227)	$—	$(227)

Total Exchange-Traded or Centrally Cleared	$30	$30	$257	$257

(1)	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure to OTC financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of July 31, 2016.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the

“Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”)

Adviser Managed Trust / Annual Report / July 31, 2016	67

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

with respect to the Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

Effective November 30, 2015, the Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2016, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/ or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the expense limitations for each Fund for the year ended July 31, 2016:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.20%	0.20%	0.25%	0.75%	0.50%
Tactical Offensive Fixed Income Fund	0.15	0.20	0.25	0.70	0.38

As of July 31, 2016, SIMC has entered into an investment sub-advisory agreement with the following party and pays the sub-adviser out of the fee that it receives from the Funds:

Investment Sub-Adviser

Tactical Offensive Equity Fund

SSgA Funds Management, Inc.

Tactical Offensive Fixed Income Fund

SSgA Funds Management, Inc.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2016.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2016, can be found on the Financial Highlights, if applicable.

68	Adviser Managed Trust / Annual Report / July 31, 2016

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. The Funds may also purchase securities of certain companies with which it is affiliated to the extent these companies are represented in an index that the adviser or sub-adviser is passively seeking to replicate in accordance with the Fund’s investment strategy.

The following is a summary of the transactions the Tactical Offensive Equity Fund had with affiliates for the year ended July 31, 2016 ($ Thousands):

Security Description	Value 8/1/2016	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized (Depreciation)	Value 7/31/2016	Dividend Income
SEI Investments Company	$362	$308	$(324)	$62	$(115)	$293	$1

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year ended July 31, 2016, the Trust had not participated in the Program.

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2016	2015	2016	2015
Shares Issued	141,438	30,270	33,431	58,475
Shares Issued in Lieu of Dividends and Distributions	1	10,340	2,045	1,218
Shares Redeemed	(126,253)	(15,969)	(23,408)	(5,761)

Increase in capital share transactions	15,186	24,641	12,068	53,932

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments during the year ended July 31, 2016, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$1,796,034	$1,796,034
Sales	—	1,555,910	1,555,910
Tactical Offensive Fixed Income Fund
Purchases	987,626	183,181	1,170,807
Sales	926,724	114,880	1,041,604

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in Passive Foreign Investment Companies, reclass of distributions,

Adviser Managed Trust / Annual Report / July 31, 2016	69

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2016

different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long-term capital gain distributions on Real Estate Investment Trust securities, write-off of capital losses, partnership reclassifications, and gains and losses on certain foreign currency related transactions have been reclassified to/from the following accounts as of July 31, 2016.

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($Thousands)	Paid-in- Capital ($ Thousands)
Tactical Offensive Equity Fund	$540	$1,446	$(1,986)
Tactical Offensive Fixed Income Fund	(2,512)	2,512	—

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
	2016	$24,315	$6,662	$—	$30,977
	2015	40,516	98,941	—	139,457
Tactical Offensive Fixed Income Fund
	2016	21,066	—	—	21,066
	2015	12,413	131	—	12,544

As of July 31, 2016, the components of Distributable Earnings on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings ($ Thousands)
Tactical Offensive Equity Fund	$4,902	$(24,863)	$82,713	$(2,795)	$59,957
Tactical Offensive Fixed Income Fund	11,026	(6,120)	37,544	(6,978)	35,472

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund	$24,863	$—	$24,863
Tactical Offensive Fixed Income Fund	2,100	4,020	6,120

For Federal income tax purposes, the cost of securities owned at July 31, 2016, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, swap accruals and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at July 31, 2016, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Tactical Offensive Equity Fund	$1,715,322	$99,657	$(19,751)	$79,906
Tactical Offensive Fixed Income Fund	1,092,615	44,248	(6,561)	37,687

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

70	Adviser Managed Trust / Annual Report / July 31, 2016

The Tactical Offensive Equity and Tactical Offensive Fixed Income Funds may invest its assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The market value of the Tactical Offensive Fixed Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company (“SEI”). As of July 31, 2016, SPTC held of record the following percentage of outstanding shares of each Fund:

Tactical Offensive Equity Fund	99.94%
Tactical Offensive Fixed Income Fund	99.94%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the Financial Adviser. SPTC maintains omnibus accounts at the Funds’ transfer agent.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2016.

Adviser Managed Trust / Annual Report / July 31, 2016	71

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholder and Board of Trustees

Adviser Managed Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the accompanying statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund comprising the Adviser Managed Trust (the “Trust”), as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising Adviser Managed Trust as of July 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

September 28, 2016

72	Adviser Managed Trust / Annual Report / July 31, 2016

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 14, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees *	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments — Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee *	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974;. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, and The KP Funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

Adviser Managed Trust / Annual Report / July 31, 2016	73

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and The KP Funds.

Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Director of SEI Structured Credit Fund, L.P.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.

Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds and The KP Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO, Oasis Ornamentals LLC, 2011-present. Serves as a member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2015	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of Ernst & Young LLP Retirement Investment Committee. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	N/A

74	Adviser Managed Trust / Annual Report / July 31, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 — October 2014).	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A

Adviser Managed Trust / Annual Report / July 31, 2016	75

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Stephen G. MacRae One Freedom V alley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

76	Adviser Managed Trust / Annual Report / July 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2016

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2016 through July 31, 2016).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,128.70	0.50%	$2.65
Hypothetical 5% Return
Class A	$1,000.00	$1,022.38	0.50%	$2.51

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,058.70	0.38%	$1.95
Hypothetical 5% Return
Class A	$1,000.00	$1,022.97	0.38%	$1.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Adviser Managed Trust / Annual Report / July 31, 2016	77

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE  ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to a sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-adviser (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Adviser is also responsible for managing its employees who provide services to the Funds. Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indices.

At the March 28-30, 2016 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, the Sub-Advisory Agreement was renewed at a meeting of the Board during the course of the Trust’s fiscal year. In each case, the Board’s decisions were based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

78	Adviser Managed Trust / Annual Report / July 31, 2016

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on net total return for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary and contractual waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Adviser and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of the Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Adviser is reasonable and supported renewal of the Investment Advisory Agreements.

Adviser Managed Trust / Annual Report / July 31, 2016	79

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

80	Adviser Managed Trust / Annual Report / July 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2016 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2016 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended July 31, 2016, the funds of the Adviser Managed Trust are designating the following items with regard to distributions paid during the year:

	(A) Long-Term Capital Gains Distributions	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	21.51%	78.49%	100.00%	46.70%
Tactical Offensive Fixed Income Fund	0.00%	100.00%	100.00%	0.00%

	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Tactical Offensive Equity Fund	80.78%	0.00%	0.03%	100.00%
Tactical Offensive Fixed Income Fund	0.00%	19.28%	84.37%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of the Funds total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

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ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2016

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

AMT (7/16)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least two Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2016			Fiscal Year 2015
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$61,000	$0	$0	$61,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$280,445	$0	$0	$246,385	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for fiscal years 2016 and 2015 were $280,445 and $246,385 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations and attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Equity Fund is listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Fixed Income Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.8%
Australia — 1.4%
AGL Energy	19,548	$306
Alumina	70,920	71
Amcor	33,554	383
AMP	85,692	378
APA Group	32,284	238
Aristocrat Leisure	15,690	190
Asciano	16,955	118
ASX	5,609	212
Aurizon Holdings	60,649	240
AusNet Services	51,246	69
Australia & New Zealand Banking Group	84,528	1,660
Bank of Queensland	10,898	87
Bendigo & Adelaide Bank	13,234	102
BHP Billiton	93,049	1,381
Boral	21,544	113
Brambles	45,746	468
Caltex Australia	7,822	197
Challenger	16,532	119
CIMIC Group	2,912	65
Coca-Cola Amatil	16,592	116
Cochlear	1,657	167
Commonwealth Bank of Australia	49,833	2,930
Computershare	13,507	91
Crown Resorts	10,552	105
CSL	13,410	1,203
Dexus Property Group ††	28,043	208
Domino’s Pizza Enterprises	1,778	102
DUET Group	67,250	138
Flight Centre Travel Group	1,608	39
Fortescue Metals Group	45,106	152
Goodman Group ††	51,521	295
GPT Group ††	52,060	222
Harvey Norman Holdings	16,099	59
Healthscope	50,269	113
Incitec Pivot	48,881	107
Insurance Australia Group	70,442	323
Lend Lease Group	15,997	163
Macquarie Group	8,873	502
Medibank	79,789	186
Mirvac Group ††	107,231	179
National Australia Bank	76,425	1,542
Newcrest Mining *	22,207	422
Oil Search	39,704	214
Orica	10,819	116
Origin Energy	50,698	212
Platinum Asset Management	6,799	31
Qantas Airways	14,938	36
QBE Insurance Group	39,728	331

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ramsay Health Care	4,098	$245
REA Group	1,526	76
Rio Tinto	12,290	463
Santos	46,056	154
Scentre Group ††	154,256	621
Seek	9,480	120
Sonic Healthcare	11,377	199
South32	154,240	215
Stockland ††	69,302	265
Suncorp Group	37,275	380
Sydney Airport	31,650	182
Tabcorp Holdings	24,089	90
Tatts Group	42,430	133
Teekay Tankers, Cl A	12,174	36
Telstra	123,971	544
TPG Telecom	9,833	96
Transurban Group	58,973	563
Treasury Wine Estates	21,385	157
Tronox, Cl A	6,765	44
Vicinity Centres ††	97,487	256
Vocus Communications	14,088	96
Wesfarmers	32,626	1,065
Westfield ††	57,196	464
Westpac Banking	97,535	2,305
Woodside Petroleum	21,483	433
Woolworths	36,822	655

		26,558

Austria — 0.0%
ANDRITZ	2,109	107
Erste Group Bank	8,094	215
OMV	4,267	113
Raiffeisen Bank International	3,395	45
voestalpine	3,295	116

		596

Belgium — 0.3%
Ageas	5,835	196
Anheuser-Busch InBev	23,475	3,027
Colruyt	1,951	109
Groupe Bruxelles Lambert	2,337	197
KBC Group	7,268	378
Proximus	4,407	137
Solvay	2,147	223
Telenet Group Holding *	1,528	72
UCB	3,663	287
Umicore	2,758	160

		4,786

Brazil — 0.5%
AES Tiete Energia	9,700	52
Ambev	202,691	1,176
Banco Bradesco	36,510	331
Banco do Brasil	38,200	249
Banco Santander Brasil	19,200	122
BB Seguridade Participacoes	30,800	289

Adviser Managed Trust / Annual Report / July 31, 2016	3

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BM&FBovespa — Bolsa de Valores Mercadorias e Futuros	75,100	$443
BR Malls Participacoes *	26,490	115
BRF	26,600	446
CCR	39,200	226
CETIP — Mercados Organizados	10,100	136
Cia de Saneamento Basico do Estado de Sao Paulo	15,500	147
Cia Siderurgica Nacional *	38,000	131
Cielo	44,300	507
Cosan Industria e Comercio	6,000	63
CPFL Energia	9,970	70
Duratex	16,300	49
EDP — Energias do Brasil	14,847	66
Embraer	29,900	138
Engie Brasil Energia	9,500	126
Equatorial Energia	9,000	154
Fibria Celulose	11,800	72
Hypermarcas	15,900	136
JBS	33,100	112
Klabin	25,365	134
Kroton Educacional	60,900	275
Localiza Rent a Car	9,900	123
Lojas Americanas	10,300	42
Lojas Renner	28,400	239
M Dias Branco	1,700	62
Multiplan Empreendimentos Imobiliarios	4,000	78
Natura Cosmeticos	8,400	88
Odontoprev	13,300	54
Petroleo Brasileiro *	129,300	564
Porto Seguro	5,800	51
Qualicorp	10,700	71
Raia Drogasil	10,300	213
Rumo Logistica Operadora Multimodal *	39,659	74
Sul America	9,200	49
TIM Participacoes	42,200	110
TOTVS	6,100	62
Transmissora Alianca de Energia Eletrica	5,400	43
Ultrapar Participacoes	15,800	362
Vale	56,500	325
WEG	26,000	123

		8,498

Canada — 0.1%
Atlantic Power	12,789	32
IMAX *	6,169	195
Lions Gate Entertainment	4,700	94
Masonite International *	3,178	222
MDC Partners, Cl A	5,579	71
Tahoe Resources	15,200	236
Teekay	4,604	29
Thomson Reuters	15,200	640

		1,519

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chile — 0.1%
AES Gener	139,105	$67
Aguas Andinas, Cl A	110,966	67
Banco de Chile	841,211	93
Banco de Credito e Inversiones	1,700	77
Banco Santander Chile	3,038,891	156
Cencosud	57,162	163
Cia Cervecerias Unidas	7,031	80
Colbun	369,931	91
Empresa Nacional de Electricidad	148,748	136
Empresa Nacional de Telecomunicaciones *	7,963	79
Empresas CMPC	57,207	120
Empresas COPEC	20,357	185
Endesa Americas	157,817	74
Enersis	885,239	156
Enersis Chile	697,667	81
Itau CorpBanca	2,192,200	19
Latam Airlines Group *	14,011	122
SACI Falabella	27,315	201

		1,967

China — 1.4%
AAC Technologies Holdings	33,500	313
Agricultural Bank of China	1,110,000	408
Air China	92,000	70
Aluminum Corp of China *	228,000	73
Anhui Conch Cement	57,500	151
ANTA Sports Products	57,000	127
AviChina Industry & Technology	108,000	79
Baidu ADR *	11,400	1,819
Bank of China	3,512,000	1,444
Bank of Communications	398,000	268
Beijing Capital International Airport	70,000	81
Byd *	29,000	184
CGN Power (A)	501,000	148
China Cinda Asset Management	408,000	132
China CITIC Bank	409,000	258
China Coal Energy	109,000	57
China Communications Construction	203,000	222
China Communications Services	148,000	80
China Construction Bank	3,711,000	2,487
China COSCO Holdings *	37,000	13
China Everbright Bank	174,000	76
China Galaxy Securities	152,500	132
China Longyuan Power Group	163,000	131
China Merchants Bank	172,500	369
China National Building Material	162,000	74
China Oilfield Services	90,000	70
China Pacific Insurance Group	118,400	418
China Petroleum & Chemical	1,132,000	804
China Railway Construction	103,000	123
China Railway Group	187,000	141

4	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Shipping Container Lines *	54,000	$11
China Telecom	628,000	309
China Vanke	61,900	140
Chongqing Changan Automobile, Cl B	45,400	75
Chongqing Rural Commercial Bank	151,000	79
CITIC Securities	99,000	211
Country Garden Holdings	295,000	120
CRRC	192,000	176
ENN Energy Holdings	34,000	162
Fosun International	121,000	158
Great Wall Motor	167,000	173
Guangzhou R&F Properties	59,200	90
Huadian Power International	112,000	53
Huaneng Power International	198,000	121
Industrial & Commercial Bank of China	3,257,000	1,843
Jiangsu Expressway	70,000	99
Jiangxi Copper	78,000	89
Kingsoft	50,000	85
NetEase ADR	3,500	715
New Oriental Education & Technology Group ADR	6,100	269
PetroChina	940,000	637
PICC Property & Casualty	208,000	322
Ping An Insurance Group of China	231,000	1,078
Qunar Cayman Islands ADR *	2,300	69
Semiconductor Manufacturing
International *	979,000	79
Shandong Weigao Group Medical Polymer	100,000	56
Shanghai Electric Group	144,000	60
Shanghai Fosun Pharmaceutical Group	22,000	54
Shanghai Lujiazui Finance & Trade Zone Development, Cl B	46,340	68
Shanghai Pharmaceuticals Holding	33,100	78
Shenzhou International Group Holdings	26,000	137
Shimao Property Holdings	58,500	76
Sino-Ocean Group Holding	157,000	66
Sinopec Engineering Group	81,500	71
Sinopec Shanghai Petrochemical	190,000	93
Sinopharm Group	54,400	263
Sinotrans	113,000	52
SOHO China	113,000	52
SouFun Holdings ADR *	17,700	91
Sun Art Retail Group	109,000	76
Tencent Holdings	250,200	6,013
Tingyi Cayman Islands Holding	108,000	93
Travelsky Technology	56,000	107
Tsingtao Brewery	20,000	70
Vipshop Holdings ADR *	18,600	265
Want Want China Holdings	264,000	162
Weichai Power	62,000	74
Yanzhou Coal Mining	98,000	60
YY ADR *	1,800	71

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zhuzhou CSR Times Electric	25,500	$141
Zijin Mining Group	288,000	105
ZTE	41,400	56

		26,425

Colombia — 0.0%
Cementos Argos	18,351	69
Ecopetrol	173,833	73
Financiera Colombiana	4,768	59
Grupo Argos	12,098	73
Grupo de Inversiones Suramericana	8,928	111
Interconexion Electrica ESP	18,670	55

		440

Czech Republic — 0.0%
Central European Media Enterprises, Cl A *	8,376	19
CEZ	6,044	114
Komercni banka	2,771	109
O2 Czech Republic	5,020	49

		291

Denmark — 0.4%
AP Moeller — Maersk, Cl A	111	145
AP Moeller — Maersk, Cl B	185	251
Carlsberg, Cl B	3,099	308
Chr Hansen Holding	2,865	180
Coloplast, Cl B	3,511	276
Danske Bank	20,455	556
DSV	5,577	248
Genmab *	1,643	298
ISS	4,841	187
Novo Nordisk, Cl B	54,193	3,089
Novozymes, Cl B	6,760	332
Pandora	3,366	438
TDC	23,500	124
Tryg	3,356	63
Vestas Wind Systems	6,492	453
William Demant Holding *	3,548	72

		7,020

Finland — 0.2%
Elisa	4,121	149
Fortum	12,869	214
Kone, Cl B	9,761	494
Metso	3,267	91
Neste	3,714	141
Nokia	167,152	961
Nokian Renkaat	3,317	123
Orion, Cl B	2,965	121
Sampo, Cl A	12,952	537
Stora Enso, Cl R	15,961	145
UPM-Kymmene	15,463	319
Wartsila	4,286	186

		3,481

Adviser Managed Trust / Annual Report / July 31, 2016	5

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
France — 1.8%
Accor	5,114	$214
Aeroports de Paris	860	91
Air Liquide	9,973	1,064
Alstom	4,444	109
Arkema	1,942	166
Atos	2,549	250
AXA	56,240	1,147
BNP Paribas	30,694	1,522
Bollore	25,143	91
Bouygues	6,000	178
Bureau Veritas	7,674	167
Capital Gemini	4,739	456
Carrefour	16,046	402
Casino Guichard Perrachon	1,640	89
Christian Dior	1,579	286
Cie de Saint-Gobain	13,814	585
Cie Generale des Etablissements Michelin	5,270	539
CNP Assurances	4,973	76
Credit Agricole	30,587	271
Danone	17,078	1,315
Dassault Systemes	3,719	307
Edenred	6,005	136
Eiffage	1,659	128
Electricite de France	7,232	95
Engie	42,333	697
Essilor International	5,958	763
Eurazeo	1,174	75
Eutelsat Communications	5,058	101
Fonciere Des Regions ††	966	91
Gecina ††	1,191	180
Groupe Eurotunnel	13,544	141
Hermes International	765	329
ICADE ††	1,074	83
Iliad	765	149
Imerys	1,037	74
Ingenico Group	1,590	174
JCDecaux	2,153	74
Kering	2,195	417
Klepierre ††	6,375	305
Lagardere	3,419	87
Legrand	7,734	427
L’Oreal	7,340	1,397
LVMH Moet Hennessy Louis Vuitton	8,079	1,386
Natixis	27,188	112
Orange	57,558	881
Pernod Ricard	6,152	703
Peugeot *	14,056	212
Publicis Groupe	5,480	408
Remy Cointreau	635	56

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Renault	5,569	$487
Rexel	8,746	130
Safran	9,062	616
Sanofi	34,318	2,922
Schneider Electric	16,173	1,058
SCOR	4,728	138
SFR Group	3,174	75
Societe BIC	833	123
Societe Generale	22,190	758
Sodexo	2,731	320
Suez	9,433	153
Technip	3,104	173
Thales	3,056	278
TOTAL	64,467	3,083
Unibail-Rodamco ††	2,858	787
Valeo	6,907	355
Veolia Environnement	13,057	290
Vinci	14,513	1,102
Vivendi	33,699	663
Wendel	834	89
Zodiac Aerospace	5,869	132

		32,738

Germany — 1.6%
adidas	5,455	895
Allianz	13,351	1,916
Axel Springer	1,250	69
BASF	26,814	2,107
Bayer	24,126	2,596
Bayerische Motoren Werke	9,593	827
Beiersdorf	2,920	274
Brenntag	4,476	222
Commerzbank	30,841	203
Continental	3,187	668
Covestro (A)	2,053	96
Daimler	28,133	1,913
Deutsche Bank	39,960	537
Deutsche Boerse	5,592	470
Deutsche Lufthansa	6,729	80
Deutsche Post	28,109	839
Deutsche Telekom	93,425	1,591
Deutsche Wohnen	9,776	366
E.ON	57,973	622
Evonik Industries	4,050	126
Fraport Frankfurt Airport Services Worldwide	1,204	66
Fresenius & KGaA	11,858	886
Fresenius Medical Care & KGaA	6,345	580
GEA Group	5,298	283
Hannover Rueck	1,747	179
HeidelbergCement	4,083	346
Henkel & KGaA	3,011	327
HOCHTIEF	602	79
HUGO BOSS	1,938	115
Infineon Technologies	32,767	542

6	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
K+S	5,545	$116
LANXESS	2,652	125
Linde	5,381	774
MAN	1,021	107
Merck KGaA	3,744	414
METRO	5,165	166
Muenchener Rueckversicherungs- Gesellschaft in Muenchen	4,834	807
OSRAM Licht	2,578	134
ProSiebenSat.1 Media	6,339	290
RWE	14,178	252
SAP	28,676	2,514
Siemens	22,323	2,424
Symrise	3,573	252
Telefonica Deutschland Holding	21,545	88
ThyssenKrupp	10,658	244
TUI	14,450	189
United Internet	3,564	158
Volkswagen	940	139
Vonovia	13,501	535
Zalando * (A)	2,505	95

		29,643

Greece — 0.0%
Alpha Bank AE *	65,706	130
Costamare	2,869	28
Eurobank Ergasias *	68,356	39
FF Group	1,785	44
Hellenic Telecommunications Organization	8,266	80
JUMBO	4,857	57
National Bank of Greece *	222,352	50
OPAP	9,582	77
Piraeus Bank *	243,852	41
Titan Cement	2,299	53

		599

Hong Kong — 1.3%
3SBio * (A)	60,300	60
AIA Group	351,600	2,177
Alibaba Health Information Technology *	166,000	115
Alibaba Pictures Group *	530,000	113
ASM Pacific Technology	7,000	52
Bank of East Asia	34,400	142
Beijing Enterprises Holdings	24,000	135
Beijing Enterprises Water Group	204,000	124
Belle International Holdings	297,000	196
BOC Hong Kong Holdings	107,000	351
Brilliance China Automotive Holdings	140,000	155
Cathay Pacific Airways	34,000	55
Cheung Kong Infrastructure Holdings	19,000	168
Cheung Kong Property Holdings	78,276	559
China Conch Venture Holdings	63,500	121
China Everbright	50,000	95
China Everbright International	116,000	125

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Evergrande Group	193,000	$122
China Gas Holdings	82,000	130
China Huishan Dairy Holdings	228,000	90
China Life Insurance	330,000	752
China Medical System Holdings	57,000	84
China Mengniu Dairy	125,000	209
China Merchants Holdings International	61,048	179
China Minsheng Banking	268,000	279
China Mobile	271,000	3,340
China Overseas Land & Investment	174,000	572
China Power International Development	164,000	67
China Resources Enterprise	66,000	128
China Resources Gas Group	40,000	117
China Resources Land	124,000	308
China Resources Power Holdings	90,000	143
China Shenhua Energy	154,500	295
China Southern Airlines	98,000	65
China State Construction International Holdings	96,000	128
China Taiping Insurance Holdings *	75,800	148
China Unicom	272,000	290
CITIC	198,000	299
CK Hutchison Holdings	78,500	919
CLP Holdings	47,500	495
CNOOC	791,000	946
COSCO Pacific	26,000	27
CSPC Pharmaceutical Group	190,000	164
Dalian Wanda Commercial Properties (A)	28,300	179
Dongfeng Motor Group	126,000	155
Far East Horizon	99,000	78
First Pacific	62,000	48
Franshion Properties China	200,000	56
Galaxy Entertainment Group	68,000	226
GCL-Poly Energy Holdings	526,000	72
Geely Automobile Holdings	245,000	161
Genting Singapore	175,000	102
GF Securities	63,600	139
GOME Electrical Appliances Holding	606,000	73
Guangdong Investment	128,000	196
Guangzhou Automobile Group	110,000	141
Haier Electronics Group	72,000	121
Haitian International Holdings	34,000	57
Haitong Securities	139,200	226
Hang Lung Properties	65,000	141
Hang Seng Bank	22,200	396
Henderson Land Development	31,200	186
Hengan International Group	32,500	273
HK Electric Investments & HK Electric Investments (A)	76,500	73
HKT Trust & HKT	77,000	122
Hong Kong & China Gas	221,400	411
Hong Kong Exchanges and Clearing	33,279	821

Adviser Managed Trust / Annual Report / July 31, 2016	7

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Huaneng Renewables	218,000	$70
Huatai Securities (A)	68,200	139
Hysan Development	18,000	83
Kerry Properties	19,000	52
Kunlun Energy	152,000	115
Lenovo Group	332,000	215
Li & Fung	170,000	85
Link ††	65,000	485
Longfor Properties	76,500	104
Luye Pharma Group *	75,000	49
Melco Crown Entertainment ADR	5,513	77
MGM China Holdings	27,600	40
MTR	42,639	241
New China Life Insurance	42,300	150
New World Development	161,000	187
Nine Dragons Paper Holdings	104,000	83
Noble Group	254,000	31
NWS Holdings	44,000	72
PCCW	121,000	88
People’s Insurance Group of China	328,000	126
Power Assets Holdings	40,000	391
Shanghai Industrial Holdings	25,000	58
Shangri-La Asia	36,000	39
Shui On Land	199,500	54
Sino Biopharmaceutical	210,000	140
Sino Land	88,000	157
SJM Holdings	57,000	36
Sun Hung Kai Properties	42,000	601
Sunac China Holdings	111,000	70
Swire Pacific, Cl A	15,500	185
Swire Properties	33,800	94
Techtronic Industries	40,000	169
WH Group (A)	169,500	133
Wharf Holdings	40,000	276
Wheelock	24,000	129
Wynn Macau	45,200	73
Yue Yuen Industrial Holdings	21,500	87
Zhejiang Expressway	84,000	87

		24,763

Hungary — 0.0%
MOL Hungarian Oil & Gas	1,343	84
OTP Bank	9,779	238
Richter Gedeon	5,643	120

		442

India — 0.1%
Dr Reddy’s Laboratories ADR	4,000	175
ICICI Bank ADR	30,000	227
Infosys ADR	40,000	657
Reliance Industries GDR (A)	12,000	362
Tata Motors ADR	10,100	382

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wipro ADR	30,000	$340

		2,143

Indonesia — 0.3%
Adaro Energy	206,000	16
AKR Corporindo	92,500	48
Astra International	878,500	518
Bank Central Asia	534,500	590
Bank Danamon Indonesia	173,000	46
Bank Mandiri Persero	409,500	316
Bank Negara Indonesia Persero	339,000	138
Bank Rakyat Indonesia Persero	484,000	426
Bumi Serpong Damai	379,000	60
Charoen Pokphand	324,000	93
Global Indemnity, Cl A *	887	27
Gudang Garam	22,000	113
Hanjaya Mandala Sampoerna	425,000	118
Indocement Tunggal Prakarsa	72,000	94
Indofood CBP Sukses Makmur	112,000	74
Indofood Sukses Makmur	202,000	128
Jasa Marga Persero	107,000	43
Kalbe Farma	895,500	114
Lippo Karawaci	353,500	31
Matahari Department Store	105,000	160
Media Nusantara Citra	261,500	43
Perusahaan Gas Negara Persero	535,500	134
Semen Indonesia Persero	138,000	99
Summarecon Agung	489,500	63
Surya Citra Media	298,000	72
Telekomunikasi Indonesia Persero	2,178,500	704
Tower Bersama Infrastructure	118,500	52
Unilever Indonesia	67,500	232
United Tractors	72,000	87
Waskita Karya Persero	244,500	52
XL Axiata *	188,250	53

		4,744

Ireland — 0.7%
Accenture, Cl A	32,264	3,640
Alkermes *	7,600	379
Ardmore Shipping	2,345	16
Bank of Ireland *	796,985	165
CRH	23,847	733
Eaton	23,600	1,496
Endo International *	10,400	181
Experian	27,807	545
Fleetmatics Group *	4,106	176
Horizon Pharma *	16,864	325
Ingersoll-Rand	13,000	861
Kerry Group, Cl A	4,586	393
Mallinckrodt *	5,500	370
Paddy Power Betfair	2,304	271
Pentair	8,400	536
Perrigo	7,000	640

8	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Prothena *	3,769	$207
Ryanair Holdings ADR	1,258	89
Tyco International	20,200	921
Weatherford International *	45,200	257

		12,201

Israel — 0.1%
Azrieli Group	1,230	54
Bank Hapoalim	30,841	157
Bank Leumi Le-Israel *	40,564	146
Bezeq The Israeli Telecommunication	60,090	119
Check Point Software Technologies *	3,800	292
Israel Chemicals	14,778	60
Mizrahi Tefahot Bank	4,031	49
Nice	1,758	121
Silicom	615	22
Stratasys *	5,308	111
Teva Pharmaceutical Industries	26,634	1,471

		2,602

Italy — 0.4%
Assicurazioni Generali	33,829	446
Atlantia	11,962	299
CNH Industrial	29,450	210
Enel	220,912	1,017
Eni	73,703	1,128
EXOR	3,210	125
Ferrari	3,558	161
Fiat Chrysler Automobiles	26,059	168
Intesa Sanpaolo	394,603	866
Leonardo-Finmeccanica *	11,725	134
Luxottica Group	4,904	238
Mediobanca	16,403	115
Poste Italiane (A)	15,136	105
Prysmian	5,651	132
Saipem	176,438	77
Snam	70,994	411
Telecom Italia	467,977	372
Terna Rete Elettrica Nazionale	43,675	238
UniCredit	146,949	360
Unione di Banche Italiane	26,125	80
UnipolSai	32,793	55

		6,737

Japan — 4.6%
ABC-Mart	1,000	64
Acom *	11,600	55
Aeon	18,900	273
AEON Financial Service	3,000	70
Aeon Mall	3,300	45
Air Water	5,000	86
Aisin Seiki	5,500	255
Ajinomoto	16,100	415
Alfresa Holdings	5,400	120
Alps Electric	5,400	123

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Amada Holdings	9,900	$109
ANA Holdings	34,000	98
Aozora Bank	34,000	126
Asahi Glass	29,000	169
Asahi Group Holdings	11,200	382
Asahi Kasei	37,000	283
Asics	4,600	85
Astellas Pharma	61,200	1,028
Bandai Namco Holdings	5,800	155
Bank of Kyoto	9,000	61
Benesse Holdings	1,900	46
Bridgestone	18,800	661
Brother Industries	6,800	78
Calbee	2,300	101
Canon	30,900	885
Casio Computer	6,600	95
Central Japan Railway	4,200	788
Chiba Bank	20,000	97
Chubu Electric Power	18,700	275
Chugai Pharmaceutical	6,500	245
Chugoku Bank	4,900	56
Chugoku Electric Power	8,100	102
Concordia Financial Group *	34,000	147
Credit Saison	4,300	72
CYBERDYNE *	3,000	58
Dai Nippon Printing	16,000	180
Daicel	8,500	97
Dai-ichi Life Insurance	31,200	413
Daiichi Sankyo	17,500	420
Daikin Industries	6,800	598
Daito Trust Construction	2,100	352
Daiwa House Industry	16,400	464
Daiwa Securities Group	48,000	274
Denso	14,100	557
Dentsu	6,300	304
Don Quijote Holdings	3,400	135
East Japan Railway	9,700	898
Eisai	7,300	431
Electric Power Development	4,200	97
FamilyMart	1,600	95
FANUC	5,700	964
Fast Retailing	1,600	522
Fuji Electric	16,000	71
Fuji Heavy Industries	17,000	666
FUJIFILM Holdings	12,700	462
Fujitsu	54,000	228
Fukuoka Financial Group	22,000	85
GungHo Online Entertainment	12,300	28
Hachijuni Bank	11,800	56
Hakuhodo DY Holdings	6,200	73
Hamamatsu Photonics	4,100	122

Adviser Managed Trust / Annual Report / July 31, 2016	9

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hankyu Hanshin Holdings	7,000	$262
Hikari Tsushin	600	50
Hino Motors	7,500	80
Hirose Electric	900	113
Hiroshima Bank	14,000	51
Hisamitsu Pharmaceutical	1,800	102
Hitachi	140,000	651
Hitachi Chemical	3,000	63
Hitachi Construction Machinery	3,100	51
Hitachi High-Technologies	2,000	69
Hitachi Metals	6,200	70
Hokuriku Electric Power	4,900	58
Honda Motor	47,200	1,309
Hoshizaki	1,500	137
Hoya	11,700	420
Hulic	8,600	90
Idemitsu Kosan	2,500	49
IHI	43,000	122
Iida Group Holdings	5,100	102
Inpex	27,500	219
Isetan Mitsukoshi Holdings	9,700	96
Isuzu Motors	17,200	226
ITOCHU	43,400	497
Iyo Bank	7,000	46
J Front Retailing	7,000	82
Japan Airlines	4,000	125
Japan Airport Terminal	1,300	58
Japan Exchange Group	15,100	217
Japan Post Bank	12,000	148
Japan Post Holdings	13,000	173
Japan Prime Realty Investment ††	24	106
Japan Real Estate Investment ††	38	230
Japan Retail Fund Investment ††	74	182
Japan Tobacco	31,900	1,253
JFE Holdings	15,100	200
JGC	6,000	89
Joyo Bank	18,000	71
JSR	5,600	77
JTEKT	6,500	92
JX Holdings	61,500	233
Kajima	26,000	193
Kakaku.com	4,100	86
Kamigumi	7,000	64
Kaneka	8,000	61
Kansai Electric Power *	20,400	190
Kansai Paint	6,300	133
Kao	14,600	791
Kawasaki Heavy Industries	41,000	123
KDDI	54,600	1,676
Keihan Electric Railway	15,000	108
Keikyu	14,000	143
Keio	17,000	159
Keisei Electric Railway	8,000	106

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Keyence	1,300	$925
Kikkoman	5,000	178
Kintetsu Group Holdings	52,000	226
Kirin Holdings	23,800	410
Kobe Steel	90,000	79
Koito Manufacturing	3,300	165
Komatsu	26,800	528
Konami	2,700	105
Konica Minolta	13,100	107
Kose	900	84
Kubota	30,700	455
Kuraray	10,300	131
Kurita Water Industries	2,900	65
Kyocera	9,300	444
Kyowa Hakko Kirin	7,500	132
Kyushu Electric Power	12,400	117
Kyushu Financial Group	10,000	56
Lawson	1,900	147
LIXIL Group	7,700	145
M3	5,600	181
Mabuchi Motor	1,400	64
Makita	3,200	226
Marubeni	47,800	224
Marui Group	6,100	89
Maruichi Steel Tube	1,600	59
Mazda Motor	16,500	249
McDonald’s Holdings Japan	1,900	58
Medipal Holdings	5,000	83
MEIJI Holdings	3,300	346
Minebea	9,800	79
Miraca Holdings	1,700	78
Mitsubishi	43,800	760
Mitsubishi Chemical Holdings	39,300	216
Mitsubishi Electric	56,000	665
Mitsubishi Estate	37,000	696
Mitsubishi Gas Chemical	11,000	63
Mitsubishi Heavy Industries	93,000	402
Mitsubishi Logistics	3,000	42
Mitsubishi Materials	32,000	85
Mitsubishi Motors	19,900	94
Mitsubishi Tanabe Pharma	6,500	122
Mitsubishi UFJ Financial Group	369,500	1,882
Mitsubishi UFJ Lease & Finance	13,000	53
Mitsui	49,400	583
Mitsui Chemicals	27,000	116
Mitsui Fudosan	26,000	572
Mitsui OSK Lines	33,000	71
Mixi	1,300	47
Mizuho Financial Group	685,100	1,117
MS&AD Insurance Group Holdings	14,700	431
Murata Manufacturing	5,700	713

10	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nabtesco	3,300	$89
Nagoya Railroad	27,000	152
NEC	75,000	208
Nexon	5,000	75
NGK Insulators	7,600	185
NGK Spark Plug	5,200	87
NH Foods	5,000	122
NHK Spring	6,000	53
Nidec	6,900	635
Nikon	9,900	141
Nintendo	3,300	692
Nippon Building Fund ††	41	252
Nippon Electric Glass	12,000	55
Nippon Express	24,000	122
Nippon Paint Holdings	4,700	130
Nippon Prologis ††	45	112
Nippon Steel & Sumitomo Metal	23,400	445
Nippon Telegraph & Telephone	20,000	953
Nippon Yusen	47,000	84
Nissan Motor	72,000	711
Nisshin Seifun Group	5,700	94
Nissin Foods Holdings	1,700	97
Nitori Holdings	2,300	286
Nitto Denko	4,800	324
NOK	2,800	54
Nomura Holdings	105,200	482
Nomura Real Estate Holdings	3,600	63
Nomura Real Estate Master Fund ††	102	169
Nomura Research Institute	3,600	128
NSK	12,800	110
NTT Data	3,700	184
NTT DOCOMO	41,400	1,111
NTT Urban Development	3,300	36
Obayashi	18,800	207
Obic	1,900	112
Odakyu Electric Railway	17,000	202
Oji Holdings	25,000	105
Olympus	8,400	293
Omron	5,600	188
Ono Pharmaceutical	11,900	430
Oracle Japan	1,100	67
Oriental Land	6,300	400
ORIX	38,400	549
Osaka Gas	54,000	219
Otsuka	1,500	77
Otsuka Holdings	11,300	540
Panasonic	64,000	631
Park24	3,000	102
Pola Orbis Holdings	700	69
Rakuten	26,900	309
Recruit Holdings	8,600	329
Resona Holdings	64,000	259
Ricoh	19,400	173

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Rinnai	1,000	$99
Rohm	2,600	112
Ryohin Keikaku	700	157
Sankyo	1,300	48
Santen Pharmaceutical	10,800	181
SBI Holdings	6,200	68
Secom	6,100	462
Sega Sammy Holdings	5,400	60
Seibu Holdings	5,000	89
Seiko Epson	8,100	145
Sekisui Chemical	11,800	174
Sekisui House	17,500	295
Seven & i Holdings	21,800	915
Seven Bank	17,300	60
Shikoku Electric Power	4,800	50
Shimadzu	7,000	103
Shimamura	700	103
Shimano	2,300	365
Shimizu	16,000	164
Shin-Etsu Chemical	11,300	779
Shinsei Bank	52,000	79
Shionogi	8,600	449
Shiseido	11,000	311
Shizuoka Bank	15,000	113
Showa Shell Sekiyu	5,500	49
SMC	1,700	451
SoftBank Group	28,100	1,564
Sohgo Security Services	2,100	105
Sompo Japan Nipponkoa Holdings	10,200	335
Sony	36,600	1,172
Sony Financial Holdings	5,000	64
Stanley Electric	4,400	108
Start Today	1,700	81
Sumitomo	34,400	364
Sumitomo Chemical	46,000	206
Sumitomo Dainippon Pharma	4,600	86
Sumitomo Electric Industries	21,900	307
Sumitomo Heavy Industries	16,000	77
Sumitomo Metal Mining	14,000	170
Sumitomo Mitsui Financial Group	38,900	1,256
Sumitomo Mitsui Trust Holdings	96,000	325
Sumitomo Realty & Development	11,000	288
Sumitomo Rubber Industries	5,000	71
Sundrug	1,100	96
Suntory Beverage & Food	4,000	175
Suruga Bank	5,000	115
Suzuken	2,200	71
Suzuki Motor	10,600	330
Sysmex	4,500	315
T&D Holdings	16,800	175
Taiheiyo Cement	34,000	99

Adviser Managed Trust / Annual Report / July 31, 2016	11

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Taisei	31,000	$280
Taisho Pharmaceutical Holdings	1,200	132
Taiyo Nippon Sanso	3,800	37
Takashimaya	9,000	69
Takeda Pharmaceutical	20,600	922
TDK	3,600	224
Teijin	27,000	102
Terumo	9,900	428
THK	3,500	70
Tobu Railway	28,000	152
Toho	3,300	97
Toho Gas	11,000	97
Tohoku Electric Power	13,100	169
Tokio Marine Holdings	19,800	781
Tokyo Electric Power *	41,900	165
Tokyo Electron	4,700	414
Tokyo Gas	59,000	253
Tokyo Tatemono	6,000	75
Tokyu	31,000	256
Tokyu Fudosan Holdings	14,900	90
TonenGeneral Sekiyu	8,000	73
Toppan Printing	15,000	133
Toray Industries	43,000	395
Toshiba	117,000	307
TOTO	4,100	177
Toyo Seikan Group Holdings	4,700	92
Toyo Suisan Kaisha	2,600	116
Toyoda Gosei	1,900	42
Toyota Industries	4,700	214
Toyota Motor	77,800	4,474
Toyota Tsusho	6,200	138
Trend Micro	3,300	120
Tsuruha Holdings	1,100	126
Unicharm	11,700	242
United Urban Investment ††	85	159
USS	6,400	109
West Japan Railway	4,800	300
Yahoo Japan	41,300	183
Yakult Honsha	2,500	121
Yamada Denki	18,200	96
Yamaguchi Financial Group	6,000	60
Yamaha	4,900	137
Yamaha Motor	8,100	139
Yamato Holdings	10,500	259
Yamazaki Baking	3,800	105
Yaskawa Electric	7,300	101
Yokogawa Electric	6,600	86
Yokohama Rubber	3,200	44

		84,266

Luxembourg — 0.1%
Altisource Portfolio Solutions *	1,210	28

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ArcelorMittal	53,292	$343
Millicom International Cellular	1,915	102
RTL Group	1,121	96
SES, Cl A	10,554	231
Tenaris	13,681	183
Trinseo	3,055	152

		1,135

Macau — 0.0%
Sands China	70,000	267

Malaysia — 0.3%
AirAsia	65,900	47
Alliance Financial Group	51,000	50
AMMB Holdings	89,500	95
Astro Malaysia Holdings	77,700	56
Axiata Group	118,667	166
Berjaya Sports Toto	39,500	32
British American Tobacco	6,700	81
CIMB Group Holdings	161,200	174
Dialog Group	154,400	58
DiGi.Com	156,100	190
Felda Global Ventures Holdings	75,900	34
Gamuda	78,600	93
Genting	99,800	202
Genting Malaysia	134,000	141
Genting Plantations	16,000	41
HAP Seng Consolidated	28,200	54
Hartalega Holdings	35,500	37
Hong Leong Bank	32,900	106
Hong Leong Financial Group	12,000	45
IHH Healthcare	127,800	205
IJM	131,600	110
IOI	106,700	111
IOI Properties Group	79,800	46
Kuala Lumpur Kepong	19,600	111
Lafarge Malaysia	18,600	36
Malayan Banking	149,904	295
Malaysia Airports Holdings	43,700	64
Maxis	85,600	127
MISC	52,000	96
Petronas Chemicals Group	107,400	173
Petronas Dagangan	9,900	57
Petronas Gas	31,000	169
PPB Group	23,300	92
Public Bank	117,700	564
RHB Bank	40,407	50
SapuraKencana Petroleum *	162,700	57
Sime Darby	112,300	205
Telekom	51,300	86
Tenaga Nasional	146,900	519
UMW Holdings	25,600	36
Westports Holdings	51,400	57
YTL	184,500	76

12	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
YTL Power International	109,400	$38

		5,082

Mexico — 0.4%
Alfa, Cl A	124,900	204
America Movil	1,389,400	800
Arca Continental	19,000	122
Cemex *	627,204	478
Coca-Cola Femsa	22,200	174
El Puerto de Liverpool	8,800	85
Fibra Uno Administracion ††	113,000	230
Fomento Economico Mexicano	81,300	728
Gentera	50,100	93
Gruma, Cl B	9,800	141
Grupo Aeroportuario del Pacifico, Cl B	16,100	158
Grupo Aeroportuario del Sureste, Cl B	9,400	145
Grupo Bimbo, Ser A	72,900	218
Grupo Carso	26,100	107
Grupo Comercial Chedraui	17,600	40
Grupo Financiero Banorte, Cl O	111,500	611
Grupo Financiero Inbursa, Cl O	104,300	168
Grupo Financiero Santander Mexico, Cl B	82,500	151
Grupo Lala, Cl B	30,100	65
Grupo Mexico	170,800	413
Grupo Televisa	109,500	582
Industrias Penoles	6,310	162
Kimberly-Clark de Mexico, Cl A	68,700	155
Mexichem	48,700	106
OHL Mexico *	39,900	55
Promotora y Operadora de Infraestructura	12,000	140
Wal-Mart de Mexico	234,600	536

		6,867

Netherlands — 1.2%
ABN AMRO Group (A)	6,808	126
Aegon	52,873	216
AerCap Holdings *	4,934	180
Airbus Group	17,065	1,004
Akzo Nobel	7,174	465
Altice, Cl B *	3,165	47
Altice *	10,706	159
ASML Holding	10,671	1,181
Boskalis Westminster	2,548	94
Chicago Bridge & Iron	5,300	179
Cimpress *	2,625	249
Coca-Cola European Partners *	6,274	237
Frank’s International	1,200	15
Gemalto	2,321	153
Heineken	6,675	630
Heineken Holding	2,921	245
ING Groep	112,116	1,254
James Hardie Industries	12,907	214
Koninklijke Ahold Delhaize	37,096	886
Koninklijke DSM	5,256	336
Koninklijke KPN	98,974	326

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Koninklijke Philips	26,977	$720
Koninklijke Vopak	2,037	105
LyondellBasell Industries, Cl A	17,600	1,325
NN Group	9,181	248
NXP Semiconductor *	8,521	716
OCI *	2,747	42
QIAGEN *	17,906	476
Randstad Holding	3,447	148
RELX	28,823	521
Royal Dutch Shell, Cl A	122,716	3,167
Royal Dutch Shell, Cl B	109,247	2,904
STMicroelectronics	18,467	135
Unilever	47,549	2,203
Wolters Kluwer	8,747	368

		21,274

New Zealand — 0.0%
Auckland International Airport	27,599	147
Contact Energy	20,872	81
Fletcher Building	20,008	140
Mercury NZ	20,281	46
Meridian Energy	37,128	75
Ryman Healthcare	10,865	74
Spark New Zealand	53,009	151

		714

Norway — 0.1%
DNB	28,314	312
Gjensidige Forsikring	5,794	98
Marine Harvest	11,084	189
Nordic American Tankers	9,329	115
Norsk Hydro	38,963	167
Orkla	23,616	219
Schibsted, Cl B	2,581	76
Schibsted, Cl A	2,190	69
Statoil	32,296	509
Telenor	21,750	364
Yara International	5,180	169

		2,287

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior, Cl E	3,123	85
Copa Holdings, Cl A	1,766	119

		204

Peru — 0.0%
Cia de Minas Buenaventura ADR *	7,800	114
Credicorp	2,700	433

		547

Philippines — 0.2%
Aboitiz Equity Ventures	87,890	146
Aboitiz Power	71,000	68

Adviser Managed Trust / Annual Report / July 31, 2016	13

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alliance Global Group	113,100	$39
Ayala	11,040	204
Ayala Land	323,500	271
Bank of the Philippine Islands	34,120	70
BDO Unibank	73,450	177
DMCI Holdings	242,100	67
Energy Development	265,600	33
Globe Telecom	1,535	74
GT Capital Holdings	3,650	119
International Container Terminal Services	27,800	38
JG Summit Holdings	126,700	225
Jollibee Foods	20,690	112
Megaworld	162,000	17
Metro Pacific Investments	586,000	93
Metropolitan Bank & Trust	31,300	63
Philippine Long Distance Telephone	4,370	194
Robinsons Land	82,700	56
Security Bank	11,600	54
SM Investments	10,905	159
SM Prime Holdings	367,800	228
Universal Robina	39,080	166

		2,673

Poland — 0.1%
Alior Bank *	4,438	58
Bank Handlowy w Warszawie	911	16
Bank Millennium	16,894	20
Bank Pekao	7,005	222
Bank Zachodni	1,651	119
CCC	1,316	60
Cyfrowy Polsat *	9,600	58
Enea	17,824	50
Energa	12,200	30
Eurocash	1,992	27
Grupa Azoty	2,400	45
Grupa Lotos *	6,419	48
KGHM Polska Miedz	6,427	130
LPP *	139	175
mBank	771	60
Orange Polska	19,851	27
PGE Polska Grupa Energetyczna	38,568	127
Polski Koncern Naftowy Orlen	14,192	228
Polskie Gornictwo Naftowe i Gazownictwo	81,272	113
Powszechna Kasa Oszczednosci Bank Polski	38,691	236
Powszechny Zaklad Ubezpieczen	25,043	181
Synthos	31,400	32
Tauron Polska Energia	56,049	44

		2,106

Portugal — 0.0%
Energias de Portugal	67,094	230
Galp Energia	13,405	183
Jeronimo Martins	7,293	122

		535

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Qatar — 0.1%
Barwa Real Estate	5,000	$48
Commercial Bank	7,957	83
Doha Bank	6,273	64
Ezdan Holding Group	35,630	193
Industries Qatar	6,707	197
Masraf Al Rayan	16,583	164
Ooredoo	3,398	89
Qatar Electricity & Water	1,272	79
Qatar Gas Transport	12,817	86
Qatar Insurance SAQ	4,127	92
Qatar Islamic Bank SAQ	2,676	80
Qatar National Bank SAQ	9,200	387
Vodafone Qatar *	17,228	52

		1,614

Russia — 0.2%
Gazprom PJSC ADR	258,445	1,052
Magnit PJSC GDR	14,303	549
MegaFon OAO GDR	5,861	58
Mobile TeleSystems ADR	31,000	276
Novatek GDR	4,269	426
Rostelecom *	9,408	72
Sberbank of Russia ADR	111,658	971
Severstal PJSC GDR	10,731	127
Sistema GDR	17,410	142
Surgutneftegas ADR	40,953	191
Tatneft PJSC ADR	11,874	335

		4,199

Singapore — 0.3%
Ascendas ††	63,000	115
CapitaLand	74,000	175
CapitaLand Commercial Trust ††	60,000	67
CapitaLand Mall Trust ††	72,000	115
City Developments	12,000	76
ComfortDelGro	62,000	130
DBS Group Holdings	51,000	585
Global Logistic Properties	77,000	110
Golden Agri-Resources	205,000	55
Hongkong Land Holdings	34,000	218
Hutchison Port Holdings Trust, Cl U	151,000	72
Jardine Cycle & Carriage	3,000	88
Jardine Matheson Holdings	7,200	427
Keppel	42,000	164
Oversea-Chinese Banking	89,665	574
Sembcorp Industries	28,000	58
Sembcorp Marine	24,000	25
Singapore Airlines	16,000	131
Singapore Exchange	23,000	129
Singapore Press Holdings	46,000	129

14	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Singapore Technologies Engineering	45,000	$110
Singapore Telecommunications	231,000	719
StarHub	18,000	52
Suntec Real Estate Investment Trust ††	69,000	86
United Overseas Bank	38,000	515
UOL Group	14,000	60
Wilmar International	56,000	129
Yangzijiang Shipbuilding Holdings	56,000	36

		5,150

Slovak Republic — 0.0%
Celltrion	3,459	321

South Africa — 0.7%
Anglo American Platinum *	3,100	98
AngloGold Ashanti *	17,749	388
Aspen Pharmacare Holdings	14,897	403
Barclays Africa Group	18,952	210
Bid *	14,000	262
Bidvest Group	14,500	167
Brait *	16,702	150
Capitec Bank Holdings	2,300	102
Coronation Fund Managers	14,000	75
Discovery	16,115	145
Exxaro Resources	7,900	47
FirstRand	146,373	513
Fortress Income Fund, Cl A ††	60,100	73
Fortress Income Fund, Cl B ††	37,346	98
Foschini Group	10,432	112
Gold Fields	34,899	216
Growthpoint Properties ††	92,030	175
Hyprop Investments ††	11,891	116
Impala Platinum Holdings *	29,171	128
Imperial Holdings	8,264	99
Investec	14,855	90
Liberty Holdings	7,400	65
Life Healthcare Group Holdings	44,328	121
Massmart Holdings	6,800	71
MMI Holdings	56,800	95
Mondi	6,157	125
Mr Price Group	10,891	180
MTN Group	71,710	726
Naspers, Cl N	18,715	2,943
Nedbank Group	9,117	131
Netcare	44,348	103
New Europe Property Investments	12,579	151
Pick n Pay Stores	13,480	76
Pioneer Foods Group	6,425	83
PSG Group	6,000	86
Rand Merchant Investment Holdings	40,188	128
Redefine Properties ††	196,740	170
Remgro	20,999	394
Resilient ††	13,185	128
RMB Holdings	32,236	145
Sanlam	62,081	293
Sappi *	24,823	126
Sasol	23,951	637
Shoprite Holdings	19,037	279
Sibanye Gold	33,585	156
SPAR Group	8,534	127
Standard Bank Group	56,172	561
Steinhoff International Holdings	125,399	794
Telkom	17,000	79
Tiger Brands	7,259	204
Truworths International	20,258	130

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tsogo Sun Holdings	30,131	$63
Vodacom Group	16,584	193
Woolworths Holdings	44,375	286

		13,516

South Korea — 1.3%
Amorepacific	1,435	497
AMOREPACIFIC Group	1,207	156
BGF retail	570	102
BNK Financial Group	12,800	101
Cheil Worldwide	3,600	58
CJ	671	120
CJ CheilJedang	387	136
CJ E&M	900	57
CJ Korea Express *	450	81
Coway	2,360	181
Daelim Industrial	1,424	107
Daewoo Engineering & Construction *	7,140	40
Daewoo International	2,400	46
Daum Kakao	1,377	112
DGB Financial Group	8,630	69
Dongbu Insurance	2,220	126
Dongsuh	1,777	52
Doosan Heavy Industries & Construction	2,600	61
E-Mart	878	128
GS Engineering & Construction	2,600	67
GS Holdings	2,397	103
GS Retail	1,330	60
Hana Financial Group	13,230	325
Hankook Tire	3,460	167
Hanmi Pharm	299	163
Hanmi Science ltd	600	77
Hanon Systems	10,980	112
Hanssem	470	72
Hanwha	2,090	66
Hanwha Chemical	4,930	112
Hanwha Life Insurance	11,300	58
Hotel Shilla	1,620	86
Hyosung	991	123
Hyundai Department Store	824	91
Hyundai Development —Engineering & Construction	2,700	107

Adviser Managed Trust / Annual Report / July 31, 2016	15

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hyundai Engineering & Construction	3,328	$109
Hyundai Glovis	813	122
Hyundai Heavy Industries	1,842	206
Hyundai Marine & Fire Insurance	3,730	101
Hyundai Mobis	2,899	660
Hyundai Motor	6,289	741
Hyundai Steel	3,755	170
Hyundai Wia	800	61
Industrial Bank of Korea	11,650	123
Kangwon Land	5,400	198
KB Financial Group	17,021	535
KCC	344	121
KEPCO Plant Service & Engineering	1,090	67
Kia Motors	11,620	437
Korea Aerospace Industries	2,660	191
Korea Electric Power	11,370	622
Korea Gas	1,500	57
Korea Investment Holdings	1,970	82
Korea Zinc	409	186
Korean Air Lines *	2,000	51
KT	1,650	47
KT&G	5,142	555
Kumho Petrochemical	900	49
LG	4,286	243
LG Chemical	2,007	436
LG Display	10,500	291
LG Electronics	4,861	232
LG Household & Health Care	399	359
LG Innotek	700	56
LG Uplus	10,120	99
Lotte Chemical	662	179
Lotte Chilsung Beverage	116	171
Lotte Confectionery	340	58
Lotte Shopping	550	95
Mirae Asset Daewoo	9,200	75
Mirae Asset Securities	3,640	86
NAVER	1,171	742
NCSoft	847	190
NH Investment & Securities	7,300	68
OCI	1,108	92
Orion	200	164
Ottogi	124	86
Paradise	2,686	38
POSCO	3,156	638
S-1, Cl 1	888	80
Samsung C&T	3,460	419
Samsung Card	1,800	69
Samsung Electro-Mechanics	2,553	126
Samsung Electronics	4,458	6,125
Samsung Fire & Marine Insurance	1,411	336
Samsung Heavy Industries	7,700	68
Samsung Life Insurance	3,073	267
Samsung SDI	2,402	226
Samsung SDS	1,540	216
Samsung Securities	2,882	97

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shinhan Financial Group	18,810	$671
Shinsegae	400	65
SK C&C	1,994	371
SK Hynix	25,530	784
SK Innovation	2,789	364
SK Networks	7,030	39
SK Telecom	927	190
S-Oil	2,014	138
Woori Bank	14,080	127
Yuhan	431	118

		24,804

Spain — 0.6%
Abertis Infraestructuras	18,651	294
ACS Actividades de Construccion y Servicios	5,713	164
Aena (A)	1,956	282
Amadeus IT Holding, Cl A	12,714	597
Banco Bilbao Vizcaya Argentaria	188,465	1,101
Banco de Sabadell	154,110	211
Banco Popular Espanol	96,690	135
Banco Santander	421,816	1,790
Bankia	133,472	102
Bankinter	19,531	136
CaixaBank	77,135	194
Distribuidora Internacional de Alimentacion	18,034	113
Enagas	6,571	200
Endesa	9,202	193
Ferrovial	14,027	290
Gas Natural	10,147	210
Grifols	8,642	190
Iberdrola	161,618	1,111
Industria de Diseno Textil	31,603	1,093
International Consolidated Airlines Group	23,444	127
Mapfre	31,227	77
Red Electrica	12,540	287
Repsol	34,058	429
Telefonica	129,727	1,272
Zardoya Otis	5,242	52

		10,650

Sweden — 0.5%
Alfa Laval	8,507	135
Assa Abloy, Cl B	29,039	639
Atlas Copco, Cl B	11,305	290
Atlas Copco, Cl A	19,455	548
Boliden	7,924	175
Electrolux	6,970	189
Getinge, Cl B	5,799	118
Hennes & Mauritz, Cl B	27,507	833

16	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hexagon, Cl B	7,488	$296
Husqvarna, Cl B	12,063	104
ICA Gruppen	2,331	78
Industrivarden, Cl C	4,756	80
Investor, Cl B	13,196	456
Kinnevik	6,820	174
Lundin Petroleum *	5,407	90
Nordea Bank	88,001	786
Sandvik	30,891	332
Securitas, Cl B	9,072	150
Skandinaviska Enskilda Banken, Cl A	44,009	387
Skanska, Cl B	9,852	210
SKF, Cl B	11,534	183
Svenska Cellulosa, Cl B	17,552	524
Svenska Handelsbanken, Cl A	43,384	524
Swedbank, Cl A	26,237	553
Swedish Match	5,693	208
Tele2, Cl B	9,320	79
Telefonaktiebolaget LM Ericsson, Cl B	88,170	659
TeliaSonera	75,271	345
Volvo, Cl B	44,669	477

		9,622

Switzerland — 1.8%
ABB	57,003	1,215
Actelion	2,976	529
Adecco Group	4,802	264
Aryzta	2,527	95
Baloise Holding	1,449	164
Barry Callebaut	64	84
Chocoladefabriken Lindt & Spruengli	32	384
Cie Financiere Richemont	15,123	923
Coca-Cola	5,240	109
Credit Suisse Group	53,874	622
Dufry *	1,327	153
EMS-Chemie Holding	237	130
Galenica	113	146
Geberit	1,095	424
Givaudan	268	552
Julius Baer Group	6,484	267
Kuehne + Nagel International	1,564	220
LafargeHolcim	13,188	629
Lonza Group	1,533	290
Nestle	92,767	7,458
Novartis	66,257	5,505
Pargesa Holding	1,007	70
Partners Group Holding	503	231
Roche Holding	20,459	5,239
Schindler Holding	1,874	361
SGS	159	353
Sika	62	292
Sonova Holding	1,544	212
Swatch Group	2,331	309

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Swiss Life Holding	929	$213
Swiss Prime Site	2,018	186
Swiss Re	9,666	814
Swisscom	750	370
Syngenta *	2,693	1,062
Transocean	17,500	192
UBS Group	105,960	1,464
Zurich Insurance Group	4,358	1,050

		32,581

Taiwan — 1.0%
Advanced Semiconductor Engineering	129,000	154
Advanced Semiconductor Engineering ADR	29,600	170
Advantech	7,000	54
Asia Cement	63,000	58
Asustek Computer	31,000	269
AU Optronics	186,000	75
Catcher Technology	29,000	202
Cathay Financial Holding	356,000	400
Chailease Holding	32,000	57
Chang Hwa Commercial Bank	119,000	64
Cheng Shin Rubber Industry	87,000	181
Chicony Electronics	22,110	55
China Development Financial Holding	324,000	79
China Life Insurance	86,320	71
China Steel	516,000	356
Chunghwa Telecom	165,000	587
Compal Electronics	94,000	59
CTBC Financial Holding	709,000	391
Delta Electronics	85,000	447
E.Sun Financial Holding	350,900	196
Eclat Textile	6,000	67
Far Eastern New Century	77,000	60
Far EasTone Telecommunications	71,000	163
First Financial Holding	407,000	226
Formosa Chemicals & Fibre	141,000	367
Formosa Petrochemical	52,000	148
Formosa Plastics	180,000	439
Foxconn Technology	25,000	61
Fubon Financial Holding	291,000	361
Giant Manufacturing	9,000	61
Hermes Microvision	2,000	85
Hon Hai Precision Industry	604,000	1,663
Hotai Motor	6,000	60
HTC	27,000	80
Hua Nan Financial Holdings	312,000	170
Innolux	406,000	150
Inotera Memories *	56,000	46
Inventec	80,000	62
Largan Precision	4,000	429
Lite-On Technology	45,000	67
MediaTek	65,000	496
Mega Financial Holding	475,000	372

Adviser Managed Trust / Annual Report / July 31, 2016	17

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nan Ya Plastics	207,000	$392
Novatek Microelectronics	15,000	53
OBI Pharma *	5,000	77
Pegatron	87,000	213
Pou Chen	50,000	68
Powertech Technology	25,000	64
President Chain Store	25,000	203
Quanta Computer	120,000	244
Shin Kong Financial Holding	261,000	53
Siliconware Precision Industries ADR	10,000	74
SinoPac Financial Holdings	236,000	76
Synnex Technology International *	54,000	64
Taishin Financial Holding *	197,000	79
Taiwan Business Bank *	201,000	53
Taiwan Cement	150,000	159
Taiwan Cooperative Financial Holding	195,000	91
Taiwan Mobile	74,000	255
Taiwan Semiconductor Manufacturing	756,000	4,085
Taiwan Semiconductor Manufacturing ADR	57,200	1,589
Teco Electric and Machinery	65,000	57
Uni-President Enterprises	210,000	429
United Microelectronics	538,000	201
Vanguard International Semiconductor	32,000	58
Wistron	95,000	75
WPG Holdings	48,000	61
Yuanta Financial Holding	236,000	83

		18,414

Thailand — 0.2%
Advanced Info Service NVDR	46,200	236
Airports of Thailand NVDR	19,000	215
Bangkok Bank NVDR	12,600	62
Bangkok Dusit Medical Services NVDR	142,100	92
Bangkok Expressway & Metro NVDR	334,400	81
Banpu NVDR	85,300	38
BEC World NVDR	14,000	10
BTS Group Holdings NVDR	276,100	74
Bumrungrad Hospital NVDR	14,900	79
Central Pattana NVDR	51,300	85
Charoen Pokphand Foods NVDR	120,200	97
CP ALL NVDR	216,600	322
Delta Electronics Thailand NVDR	25,400	52
Electricity Generating NVDR	7,100	41
Energy Absolute NVDR	27,000	20
Fabrinet *	3,784	143
Glow Energy NVDR	25,100	62
Home Product Center NVDR	196,900	57
Indorama Ventures NVDR	79,100	75
IRPC NVDR	496,500	71
Kasikornbank	51,700	296
Kasikornbank NVDR	55,000	312
Krung Thai Bank NVDR	166,400	83
Minor International NVDR	99,100	116

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PTT NVDR	43,600	$413
PTT Exploration & Production NVDR	62,700	148
PTT Global Chemical NVDR	93,300	163
Robinson Department Store NVDR	25,500	48
Siam Cement	13,400	197
Siam Cement NVDR	5,800	85
Siam Commercial Bank NVDR	68,700	313
Thai Oil NVDR	39,100	68
Thai Union Frozen Products NVDR	94,300	59
TMB Bank NVDR	278,100	18
True NVDR	434,932	112

		4,343

Turkey — 0.1%
Akbank	96,778	249
Anadolu Efes Biracilik Ve Malt Sanayii	10,784	73
Arcelik	11,123	76
BIM Birlesik Magazalar	9,509	176
Coca-Cola Icecek	3,923	49
Emlak Konut Gayrimenkul Yatirim Ortakligi ††	80,676	72
Eregli Demir ve Celik Fabrikalari	65,474	99
Ford Otomotiv Sanayi	3,700	40
Haci Omer Sabanci Holding	41,698	124
KOC Holding	28,835	123
Petkim Petrokimya Holding	34,800	50
TAV Havalimanlari Holding	8,800	32
Tofas Turk Otomobil Fabrikasi	6,300	50
Tupras Turkiye Petrol Rafinerileri	5,735	122
Turk Hava Yollari *	27,600	48
Turk Telekomunikasyon	23,200	47
Turkcell Iletisim Hizmetleri	39,779	138
Turkiye Garanti Bankasi	101,672	249
Turkiye Halk Bankasi	29,352	77
Turkiye Is Bankasi, Cl C	72,297	111
Turkiye Sise ve Cam Fabrikalari	10,248	12
Turkiye Vakiflar Bankasi, Cl D	37,100	55
Ulker Biskuvi Sanayi	7,649	51
Yapi ve Kredi Bankasi	42,900	50

		2,173

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	85,164	158
Aldar Properties PJSC	125,248	98
Arabtec Holding PJSC *	112,794	45
DP World *	7,288	124
Dubai Financial Market PJSC	51,960	19
Dubai Islamic Bank PJSC	56,144	83
Emaar Malls Group PJSC	101,378	80
Emaar Properties PJSC	148,944	279
Emirates Telecommunications Group PJSC	73,127	398
First Gulf Bank PJSC	39,258	129

18	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
National Bank of Abu Dhabi PJSC	34,357	$91

		1,504

United Kingdom — 3.6%
3i Group	28,179	231
Aberdeen Asset Management	26,728	113
Admiral Group	6,119	176
Aggreko	7,421	127
Anglo American	40,615	448
Antofagasta	11,425	76
Aon	13,600	1,456
ARM Holdings	40,805	906
Ashtead Group	14,583	232
Associated British Foods	10,321	369
AstraZeneca	36,899	2,473
Auto Trader Group (A)	29,002	143
Aviva	117,301	609
Babcock International Group	7,304	94
BAE Systems	91,746	650
Barclays	486,932	999
Barratt Developments	29,038	169
Berkeley Group Holdings	3,761	134
BHP Billiton	61,191	767
BP	539,026	3,055
British American Tobacco	54,332	3,480
British Land ††	28,329	252
BT Group, Cl A	245,327	1,346
Bunzl	9,711	305
Burberry Group	12,893	226
Capita	19,254	245
Carnival	5,492	266
Centrica	157,189	503
Cobham	49,480	112
Compass Group	47,636	908
Croda International	3,803	168
DCC	2,565	230
Delphi Automotive	13,800	936
Diageo	73,480	2,108
Direct Line Insurance Group	39,837	185
Dixons Carphone	28,356	132
easyJet	4,603	64
Ensco, Cl A	15,300	140
Fresnillo	6,405	164
G4S	44,953	111
GKN	49,657	191
GlaxoSmithKline	142,031	3,183
Glencore	354,488	879
Hammerson ††	22,727	168
Hargreaves Lansdown	7,558	130
Hikma Pharmaceuticals	4,161	145
HSBC Holdings	573,767	3,772
ICAP	16,045	95
IMI	7,879	112

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Imperial Tobacco Group	27,776	$1,469
Inmarsat	13,035	135
InterContinental Hotels Group	5,416	217
Intertek Group	4,676	225
Intu Properties ††	27,270	109
Investec	17,888	107
ITV	105,131	274
J Sainsbury	39,015	116
Johnson Matthey	5,607	244
Kingfisher	66,082	295
Land Securities Group ††	22,907	333
Larsen & Toubro GDR	12,000	279
Legal & General Group	172,351	471
Lloyds Banking Group	1,861,057	1,313
London Stock Exchange Group	9,084	335
Lukoil PJSC ADR	19,182	820
Marks & Spencer Group	46,998	199
Mediclinic International	10,680	152
Meggitt	22,459	131
Merlin Entertainments (A)	20,559	129
MMC Norilsk Nickel PJSC ADR	26,901	393
Mondi	10,640	216
National Grid	106,416	1,530
Next	4,147	277
Old Mutual	142,793	399
Pearson	23,804	279
Persimmon	8,911	200
Petrofac	7,516	74
Provident Financial	4,265	153
Prudential	74,532	1,321
Randgold Resources	2,708	319
Reckitt Benckiser Group	18,578	1,806
RELX	32,078	611
Rio Tinto	35,828	1,171
Rolls-Royce Holdings	53,271	559
Rosneft PJSC GDR	59,343	287
Rowan, Cl A	6,400	98
Royal Bank of Scotland
Group *	101,042	258
Royal Mail	26,075	176
RSA Insurance Group	29,467	195
SABMiller	28,177	1,651
Sage Group	31,270	296
Schroders	3,929	137
Segro ††	21,663	127
Severn Trent	6,814	222
Shire	25,992	1,681
Sky	29,913	366
Smith & Nephew	25,944	428
Smiths Group	11,447	192
SSE	29,152	587
St. James’s Place	15,201	187

Adviser Managed Trust / Annual Report / July 31, 2016	19

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Standard Chartered	94,975	$762
Standard Life	57,075	229
State Bank of India GDR	6,500	220
Tata Steel GDR	20,000	104
Tate & Lyle	13,513	130
Taylor Wimpey	94,427	194
Tesco	235,863	488
Travis Perkins	7,240	150
Unilever	37,507	1,760
United Utilities Group	19,756	267
Vodafone Group	775,963	2,365
VTB Bank GDR	121,518	241
Weir Group	6,199	121
Whitbread	5,287	271
William Hill	25,627	109
WM Morrison Supermarkets	64,271	159
Wolseley	7,395	413
Worldpay Group * (A)	40,561	158
WPP	37,511	846

		66,319

United States — 67.6%
Consumer Discretionary — 8.9%
1-800-Flowers.com, Cl A *	2,752	25
Aaron’s	6,889	165
Abercrombie & Fitch, Cl A	7,302	151
Advance Auto Parts	3,600	611
Amazon.com *	19,973	15,156
AMC Entertainment Holdings, Cl A	2,241	66
AMC Networks, Cl A *	3,000	166
American Axle & Manufacturing Holdings *	8,282	144
American Eagle Outfitters	17,421	312
American Public Education *	1,612	46
America’s Car-Mart *	853	30
Apollo Education Group, Cl A *	8,816	79
Aramark	12,300	441
Arctic Cat	1,385	22
Asbury Automotive Group *	2,161	131
Ascena Retail Group *	18,592	151
Ascent Capital Group, Cl A *	1,119	19
AutoNation *	3,300	176
AutoZone *	1,500	1,221
Barnes & Noble	6,527	85
Barnes & Noble Education *	4,172	48
Bassett Furniture Industries	1,085	28
Beazer Homes USA *	3,320	32
Bed Bath & Beyond	7,500	337
Belmond, Cl A *	8,633	99
Best Buy	14,000	470
Big 5 Sporting Goods	1,942	21
Big Lots	4,718	251
Biglari Holdings *	107	44
BJ’s Restaurants *	2,404	93

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bloomin’ Brands	11,915	$214
Blue Nile	1,158	34
Bob Evans Farms	2,050	75
Bojangles’ *	1,050	18
Boot Barn Holdings *	1,483	16
BorgWarner	11,000	365
Boyd Gaming *	8,649	170
Bridgepoint Education *	1,977	14
Bright Horizons Family Solutions *	4,591	308
Brinker International	2,800	132
Brunswick	4,600	228
Buckle	2,956	81
Buffalo Wild Wings *	1,979	332
Build-A-Bear Workshop, Cl A *	1,447	20
Burlington Stores *	3,600	275
Cabela’s *	2,500	129
Cable One	300	157
Caesars Acquisition, Cl A *	4,939	53
Caesars Entertainment *	5,883	41
CalAtlantic Group	3,800	138
Caleres	4,633	122
Callaway Golf	9,713	104
Cambium Learning Group *	1,588	8
Capella Education	1,171	70
Career Education *	6,965	48
CarMax *	9,800	571
Carmike Cinemas *	2,488	77
Carnival	20,700	967
Carriage Services, Cl A	1,546	38
Carrols Restaurant Group *	3,576	43
Carter’s	2,500	253
Cato, Cl A	2,782	100
Cavco Industries *	874	87
CBS, Cl B	20,500	1,071
Century Casinos *	2,308	15
Century Communities *	1,602	28
Charter Communications, Cl A *	10,353	2,432
Cheesecake Factory	4,753	246
Chegg *	8,388	45
Chico’s FAS	13,679	164
Children’s Place	1,963	164
Chipotle Mexican Grill, Cl A *	1,457	618
Choice Hotels International	2,300	111
Churchill Downs	1,414	185
Chuy’s Holdings *	1,695	57
Cinemark Holdings	5,400	203
Citi Trends	1,554	26
Clear Channel Outdoor Holdings, Cl A	1,200	8
ClubCorp Holdings	6,639	96
Coach	14,100	608
Collectors Universe	822	18
Columbia Sportswear	2,826	162

20	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Comcast, Cl A	123,972	$8,337
Conn’s *	2,229	16
Container Store Group *	1,817	10
Cooper Tire & Rubber	5,800	191
Cooper-Standard Holding *	1,625	143
Core-Mark Holding	4,779	234
Cracker Barrel Old Country Store	2,006	316
Crocs *	7,603	86
CSS Industries	923	24
CST Brands	3,800	170
Ctrip.com International ADR *	15,200	664
Culp	1,130	32
Daily Journal *	117	27
Dana	15,618	213
Darden Restaurants	5,900	363
Dave & Buster’s Entertainment *	3,969	177
Deckers Outdoor *	3,396	224
Del Frisco’s Restaurant Group *	2,475	37
Del Taco Restaurants *	2,504	26
Delta Apparel *	780	19
Denny’s *	7,822	87
Destination XL Group *	3,954	20
DeVry Education Group	6,735	150
Diamond Resorts International *	4,018	121
Dick’s Sporting Goods	4,400	226
Dillard’s, Cl A	1,100	74
DineEquity	1,834	149
Discovery Communications, Cl A *	7,600	191
Discovery Communications, Cl C *	11,900	292
DISH Network, Cl A *	11,100	593
Dollar General	14,700	1,393
Dollar Tree *	11,500	1,107
Domino’s Pizza	2,500	368
Dorman Products *	2,778	177
DR Horton	17,100	562
DreamWorks Animation, Cl A *	8,099	332
Drew Industries	2,484	228
DSW, Cl A	7,054	171
Duluth Holdings, Cl B *	1,015	25
Dunkin’ Brands Group	4,600	208
El Pollo Loco Holdings *	2,135	28
Eldorado Resorts *	2,981	43
Empire Resorts *	235	4
Entercom Communications, Cl A	2,712	40
Entravision Communications, Cl A	6,766	49
Eros International *	3,073	54
Escalade	1,183	13
Ethan Allen Interiors	2,548	88
Etsy *	10,812	109
EW Scripps, Cl A *	6,134	104
Expedia	6,000	700
Express *	8,054	120

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Extended Stay America	4,411	$62
Federal-Mogul Holdings *	3,233	29
Fiesta Restaurant Group *	2,758	62
Finish Line, Cl A	4,311	94
Five Below *	5,602	286
Flexsteel Industries	684	28
Fogo De Chao *	583	8
Foot Locker	6,800	405
Ford Motor	201,400	2,550
Fossil Group *	4,514	143
Fox Factory Holding *	2,334	45
Francesca’s Holdings *	4,195	53
Fred’s, Cl A	3,661	58
FTD *	1,814	46
Gaia, Cl A *	1,484	12
GameStop, Cl A	5,200	161
Gannett	12,315	157
Gap	11,300	291
Garmin	5,600	304
General Motors	72,900	2,299
Genesco *	2,211	153
Gentex	14,300	253
Gentherm *	3,949	133
Genuine Parts	7,400	757
G-III Apparel Group *	4,500	180
Global Eagle Entertainment *	4,904	40
GNC Holdings, Cl A	7,188	147
Golden Entertainment	1,124	15
Goodyear Tire & Rubber	13,500	387
GoPro, Cl A *	10,895	138
Graham Holdings, Cl B	200	101
Grand Canyon Education *	4,708	198
Gray Television *	6,628	66
Green Brick Partners *	2,540	18
Group 1 Automotive	2,250	140
Groupon, Cl A *	21,800	105
Guess?	6,656	98
H&R Block	11,400	271
Habit Restaurants, Cl A *	1,427	23
Hanesbrands	19,100	509
Harley-Davidson	9,200	487
Harman International Industries	3,600	298
Hasbro	5,700	463
Haverty Furniture	2,053	38
Helen of Troy *	2,928	292
Hemisphere Media Group, Cl A *	691	9
Hibbett Sports *	2,358	82
Hilton Worldwide Holdings	26,500	615
Home Depot	64,000	8,847
Hooker Furniture	1,197	28
Horizon Global *	1,934	25
Houghton Mifflin Harcourt *	12,982	220

Adviser Managed Trust / Annual Report / July 31, 2016	21

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hovnanian Enterprises, Cl A *	12,938	$24
HSN	3,279	168
Hyatt Hotels, Cl A *	1,100	55
Iconix Brand Group *	4,498	32
Installed Building Products *	2,078	74
International Game Technology	5,309	111
International Speedway, Cl A	2,869	97
Interpublic Group	20,300	468
Interval Leisure Group	11,847	213
Intrawest Resorts Holdings *	1,707	25
iRobot *	2,920	111
Isle of Capri Casinos *	2,600	49
J Alexander’s Holdings *	1,477	14
Jack in the Box	3,413	302
JAKKS Pacific *	1,703	16
Jamba *	1,410	15
JC Penney *	15,600	151
JD.com ADR *	30,800	667
John Wiley & Sons, Cl A	2,200	127
Johnson Controls	33,500	1,538
Johnson Outdoors, Cl A	543	17
K12 *	3,519	44
Kate Spade *	6,500	141
KB Home	8,977	141
Kirkland’s *	1,593	24
Kohl’s	9,300	387
Kona Grill *	947	12
L Brands	12,300	909
La Quinta Holdings *	8,737	108
Lands’ End *	1,574	22
Las Vegas Sands	18,400	932
La-Z-Boy, Cl Z	5,246	159
Lear	3,700	420
Leggett & Platt	6,700	352
Lennar, Cl B	300	11
Lennar, Cl A	9,200	431
LGI Homes *	1,603	55
Libbey	2,294	43
Liberty Braves Group, Cl A *	990	16
Liberty Braves Group, Cl C *	3,783	60
Liberty Broadband, Cl A *	1,800	113
Liberty Broadband, Cl C *	5,200	329
Liberty Interactive QVC Group, Cl A *	22,500	603
Liberty Media Group, Cl C *	4,760	107
Liberty Media Group, Cl A *	2,381	54
Liberty SiriusXM Group, Cl A *	4,600	164
Liberty SiriusXM Group, Cl C *	9,300	328
Liberty Tax	772	11
Liberty TripAdvisor Holdings, Cl A *	7,606	180
Liberty Ventures, Ser A *	6,700	253
LifeLock *	9,088	152
Lifetime Brands	1,210	16

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lindblad Expeditions Holdings *	1,589	$16
Lithia Motors, Cl A	2,487	215
Live Nation Entertainment *	6,600	181
LKQ *	15,400	530
Loral Space & Communications *	1,338	47
Lowe’s	46,200	3,801
Luby’s *	2,155	10
lululemon athletica *	4,900	380
Lumber Liquidators Holdings *	2,742	41
M/I Homes *	2,462	56
Macy’s	15,600	559
Madison Square Garden *	1,000	183
Malibu Boats, Cl A *	1,912	26
Marcus	1,939	43
Marine Products	1,225	11
MarineMax *	2,572	52
Marriott International, Cl A	9,500	681
Marriott Vacations Worldwide	2,348	179
Mattel	17,300	577
Mattress Firm Holding *	1,744	52
MCBC Holdings	880	10
McDonald’s	45,300	5,330
MDC Holdings	4,077	107
Media General *	11,419	201
Meredith	3,928	214
Meritage Homes *	4,009	146
Metaldyne Performance Group	1,596	25
MGM Resorts International *	24,000	576
Michael Kors Holdings *	8,700	450
Michaels *	4,700	124
Modine Manufacturing *	4,905	47
Mohawk Industries *	3,100	648
Monarch Casino & Resort *	1,123	26
Monro Muffler Brake	3,286	206
Motorcar Parts of America *	1,900	53
Movado Group	1,609	36
MSG Networks *	6,470	104
Murphy USA *	1,900	146
NACCO Industries, Cl A	419	24
Nathan’s Famous *	329	16
National CineMedia	6,692	104
Nautilus *	3,178	60
Netflix *	21,200	1,934
New Home *	1,409	14
New Media Investment Group	4,014	71
New York Times, Cl A	13,042	169
Newell Rubbermaid	22,300	1,170
News	8,900	120
News, Cl A	19,200	249
Nexstar Broadcasting Group, Cl A	3,129	158
NIKE, Cl B	68,400	3,796
Noodles, Cl A *	1,238	9

22	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nordstrom	6,200	$274
Norwegian Cruise Line Holdings *	8,100	345
Nutrisystem	3,008	89
NVR *	200	341
Office Depot *	57,927	200
Ollie’s Bargain Outlet Holdings *	2,099	55
Omnicom Group	12,000	987
O’Reilly Automotive *	4,800	1,395
Outerwall	1,757	93
Overstock.com *	1,401	23
Oxford Industries	1,567	90
Panera Bread, Cl A *	1,181	259
Papa John’s International	2,846	210
Party City Holdco *	2,810	45
Penn National Gaming *	7,674	115
Penske Automotive Group	2,300	91
Performance Sports Group *	4,263	14
Perry Ellis International *	1,325	28
PetMed Express	2,069	43
Pier 1 Imports	8,424	43
Pinnacle Entertainment *	6,015	66
Planet Fitness, Cl A *	1,649	34
Polaris Industries	3,000	296
Pool	2,000	205
Popeyes Louisiana Kitchen *	2,328	133
Potbelly *	2,501	33
Priceline Group *	2,560	3,458
PulteGroup	17,400	369
PVH	4,100	414
Radio One, Cl D *	2,779	9
Ralph Lauren, Cl A	2,900	284
Reading International, Cl A *	1,787	25
Red Lion Hotels *	1,568	12
Red Robin Gourmet Burgers *	1,508	73
Red Rock Resorts, Cl A	3,109	72
Regal Entertainment Group, Cl A	4,560	107
Regis *	3,860	52
Rent-A-Center, Cl A	5,366	58
Restoration Hardware Holdings *	4,181	129
Ross Stores	20,400	1,261
Royal Caribbean Cruises	8,500	616
Ruby Tuesday *	6,295	25
Ruth’s Hospitality Group	3,305	53
Saga Communications, Cl A	403	17
Salem Media Group, Cl A	1,242	9
Sally Beauty Holdings *	7,400	217
Scholastic	2,928	120
Scientific Games, Cl A *	5,393	57
Scripps Networks Interactive, Cl A	4,200	277
Sears Holdings *	1,235	19
Sears Hometown and Outlet Stores *	1,278	9
SeaWorld Entertainment	6,892	106

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Select Comfort *	5,018	$120
Sequential Brands Group *	4,116	33
Service International	9,500	263
ServiceMaster Global Holdings *	6,900	261
Shake Shack, Cl A *	1,627	65
Shoe Carnival	1,494	39
Shutterfly *	3,619	192
Signet Jewelers	4,000	352
Sinclair Broadcast Group, Cl A	6,922	193
Sirius XM Holdings *	90,100	396
Six Flags Entertainment	3,600	203
Skechers, Cl A *	6,600	159
Smith & Wesson Holding *	5,742	169
Sonic	5,038	136
Sonic Automotive, Cl A	2,905	53
Sotheby’s	5,484	178
Spartan Motors	3,601	31
Speedway Motorsports	1,247	22
Sportsman’s Warehouse Holdings *	2,737	28
Stage Stores	2,837	17
Standard Motor Products	2,215	93
Staples	32,600	303
Starbucks	73,700	4,278
Starwood Hotels & Resorts Worldwide	8,600	671
Starz *	4,300	130
Stein Mart	3,291	28
Steven Madden *	6,444	226
Stoneridge *	2,796	47
Strattec Security	383	17
Strayer Education *	1,094	50
Sturm Ruger	2,008	137
Superior Industries International	2,596	79
Superior Uniform Group	883	14
Tailored Brands	5,059	74
TAL Education Group ADR *	1,900	114
Target	30,700	2,313
Taylor Morrison Home, Cl A *	3,160	51
TEGNA	11,000	241
Tempur Sealy International *	2,700	204
Tenneco *	5,896	333
Tesla Motors *	5,987	1,406
Texas Roadhouse, Cl A	6,926	327
Thor Industries	2,400	184
Tiffany	5,500	355
Tile Shop Holdings *	3,369	57
Tilly’s, Cl A *	1,360	8
Time	10,764	176
Time Warner	40,700	3,120
TJX	34,300	2,803
Toll Brothers *	7,800	218
TopBuild *	4,160	157
Tower International	2,134	49

Adviser Managed Trust / Annual Report / July 31, 2016	23

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Townsquare Media, Cl A *	1,006	$8
Tractor Supply	6,800	623
TRI Pointe Group *	15,593	210
Tribune Media, Cl A	3,900	144
TripAdvisor *	5,800	406
tronc	2,786	42
Tuesday Morning *	4,702	37
Tumi Holdings *	5,918	158
Tupperware Brands	2,500	157
Twenty-First Century Fox, Cl A	56,100	1,495
Twenty-First Century Fox	24,800	670
UCP, Cl A *	931	8
Ulta Salon Cosmetics & Fragrance *	3,000	784
Under Armour, Cl A *	9,300	367
Under Armour, Cl C *	9,343	334
Unifi *	1,630	44
Unique Fabricating	737	10
Universal Electronics *	1,535	119
Urban Outfitters *	4,500	135
Vail Resorts	1,800	258
Vera Bradley *	2,130	31
VF	17,600	1,099
Viacom, Cl B	17,500	796
Viacom, Cl A	400	20
Vince Holding *	2,411	12
Vista Outdoor *	3,100	155
Visteon	1,700	119
Vitamin Shoppe *	2,496	73
Walt Disney	83,500	8,012
Wayfair, Cl A *	3,344	145
WCI Communities *	2,261	38
Weight Watchers International *	2,905	35
Wendy’s	10,600	102
West Marine *	2,021	18
Weyco Group	709	20
Whirlpool	3,800	731
William Lyon Homes, Cl A *	2,494	43
Williams-Sonoma	4,500	243
Wingstop	1,637	43
Winmark	239	24
Winnebago Industries	2,775	66
Wolverine World Wide	10,142	248
Workhorse Group *	1,294	9
World Wrestling Entertainment, Cl A	3,738	74
Wyndham Worldwide	5,600	398
Wynn Resorts	4,000	392
Yum! Brands	19,900	1,779
ZAGG *	3,037	19
Zoe’s Kitchen *	1,974	70

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zumiez *	1,900	$32

		163,746

Consumer Staples — 5.8%
Alico	360	11
Alliance One International *	904	16
Altria Group	100,700	6,817
Amplify Snack Brands *	3,044	43
Andersons	2,922	108
Archer-Daniels-Midland	29,200	1,316
Avon Products	46,131	188
B&G Foods, Cl A	6,481	334
Blue Buffalo Pet Products *	3,000	77
Boston Beer, Cl A *	925	169
Brown-Forman, Cl A	1,400	148
Brown-Forman, Cl B	5,000	491
Bunge	7,000	461
Calavo Growers	1,678	110
Cal-Maine Foods	3,279	137
Campbell Soup	9,400	585
Casey’s General Stores	2,000	267
Central Garden & Pet, Cl A *	3,454	79
Central Garden & Pet *	1,092	27
Chefs’ Warehouse *	2,029	33
Church & Dwight	6,500	639
Clorox	6,600	865
Coca-Cola	200,430	8,745
Coca-Cola Bottling Consolidated	520	74
Colgate-Palmolive	44,900	3,342
ConAgra Foods	22,100	1,033
Constellation Brands, Cl A	8,400	1,383
Costco Wholesale	22,500	3,762
Coty, Cl A	2,600	70
Craft Brew Alliance *	1,395	16
CVS Health	55,300	5,127
Darling Ingredients *	17,178	271
Dean Foods	9,597	177
Dr Pepper Snapple Group	9,400	926
Edgewell Personal Care	3,000	254
Elizabeth Arden *	2,508	35
Energizer Holdings	3,100	160
Estee Lauder, Cl A	11,000	1,022
Farmer Bros *	853	26
Flowers Foods	8,700	160
Fresh Del Monte Produce	3,386	193
Freshpet *	2,367	21
General Mills	30,600	2,200
Hain Celestial Group *	5,100	269
Herbalife *	3,700	252
Hershey	7,100	786
Hormel Foods	13,700	512
HRG Group *	12,430	185
Ingles Markets, Cl A	1,450	56

24	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ingredion	3,600	$480
Inter Parfums	1,814	59
Inventure Foods *	2,085	18
J&J Snack Foods	1,572	191
JM Smucker	5,900	910
John B Sanfilippo & Son	890	42
Kellogg	12,600	1,042
Kimberly-Clark	18,600	2,410
Kraft Heinz	30,687	2,651
Kroger	49,500	1,692
Lancaster Colony	1,965	255
Landec *	2,810	32
Lifevantage *	1,494	21
Lifeway Foods *	366	4
Limoneira	1,244	22
McCormick	5,900	603
Mead Johnson Nutrition, Cl A	9,500	847
Medifast	1,093	39
MGP Ingredients	1,303	56
Molson Coors Brewing, Cl B	8,700	889
Mondelez International, Cl A	77,300	3,400
Monster Beverage *	7,605	1,222
National Beverage *	1,210	69
Natural Grocers by Vitamin Cottage *	1,014	14
Natural Health Trends	788	26
Nature’s Sunshine Products	724	9
Nu Skin Enterprises, Cl A	2,800	150
Nutraceutical International *	897	23
Oil-Dri Corp of America	545	20
Omega Protein *	2,276	51
Orchids Paper Products	947	29
PepsiCo	74,364	8,100
Performance Food Group *	3,856	106
Philip Morris International	79,700	7,991
Pilgrim’s Pride	4,300	100
Pinnacle Foods	5,800	291
Post Holdings *	3,200	277
PriceSmart	2,097	163
Primo Water *	2,275	27
Procter & Gamble	137,000	11,726
Revlon, Cl A *	1,225	43
Reynolds American	42,900	2,148
Rite Aid *	52,100	365
Sanderson Farms	2,095	184
Seaboard *	29	85
Seneca Foods, Cl A *	706	28
Smart & Final Stores *	2,418	33
Snyder’s-Lance	8,419	288
SpartanNash	3,994	126
Spectrum Brands Holdings	1,200	155
Sprouts Farmers Market *	7,100	164
SUPERVALU *	28,542	139

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Synutra International *	2,428	$8
Sysco	27,100	1,404
Tootsie Roll Industries	1,781	66
TreeHouse Foods *	2,800	289
Turning Point Brands *	706	8
Tyson Foods, Cl A	14,800	1,089
United Natural Foods *	5,189	259
Universal	2,381	141
US Foods Holding *	2,700	65
USANA Health Sciences *	538	74
Vector Group	9,251	204
Village Super Market, Cl A	776	25
Walgreens Boots Alliance	44,392	3,518
Wal-Mart Stores	78,000	5,692
WD-40	1,475	170
Weis Markets	996	51
WhiteWave Foods, Cl A *	8,800	488
Whole Foods Market	16,100	491

		107,835

Energy — 4.1%
Abraxas Petroleum *	13,336	15
Adams Resources & Energy	241	7
Alon USA Energy	3,351	24
Anadarko Petroleum	26,400	1,440
Antero Resources *	8,300	217
Apache	19,200	1,008
Archrock	7,191	64
Atwood Oceanics	6,283	67
Baker Hughes	22,200	1,062
Bill Barrett *	5,135	31
Bristow Group	3,501	38
Cabot Oil & Gas	23,300	575
California Resources	3,302	34
Callon Petroleum *	12,710	145
CARBO Ceramics	2,047	29
Carrizo Oil & Gas *	5,840	192
Cheniere Energy *	10,100	422
Chesapeake Energy *	30,800	167
Chevron	96,703	9,910
Cimarex Energy	4,700	564
Clayton Williams Energy *	639	24
Clean Energy Fuels *	9,190	27
Cobalt International Energy *	42,310	63
Concho Resources *	6,600	820
ConocoPhillips	64,300	2,625
CONSOL Energy	11,500	223
Contango Oil & Gas *	1,883	17
Continental Resources *	4,400	194
CVR Energy	1,669	25
Dawson Geophysical *	2,162	16
Delek US Holdings	6,360	80
Denbury Resources	37,859	110

Adviser Managed Trust / Annual Report / July 31, 2016	25

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Devon Energy	26,500	$1,014
DHT Holdings	9,540	44
Diamond Offshore Drilling	3,662	83
Diamondback Energy *	3,600	316
Dorian LPG *	2,638	16
Dril-Quip *	1,900	103
Earthstone Energy *	292	3
Eclipse Resources *	5,339	17
Energen	4,900	232
EOG Resources	28,500	2,328
EP Energy, Cl A *	4,198	17
EQT	8,700	634
Era Group *	2,125	19
Erin Energy *	1,500	4
Evolution Petroleum	2,696	15
EXCO Resources *	14,937	21
Exterran *	3,298	42
Exxon Mobil	212,835	18,932
Fairmount Santrol Holdings *	6,831	47
FMC Technologies *	11,400	289
Forum Energy Technologies *	6,182	101
Frontline	6,743	54
GasLog	4,241	57
Gener8 Maritime *	4,143	22
Geospace Technologies *	1,380	23
Golar LNG	9,321	158
Green Plains	3,737	85
Gulfport Energy *	6,300	183
Halliburton	44,200	1,930
Helix Energy Solutions Group *	10,399	83
Helmerich & Payne	4,900	304
Hess	14,300	767
HollyFrontier	8,200	208
Hornbeck Offshore Services *	3,415	27
Independence Contract Drilling *	3,276	16
Isramco *	61	5
Jones Energy, Cl A *	3,413	13
Kinder Morgan	99,200	2,017
Kosmos Energy *	9,900	55
Laredo Petroleum *	7,728	77
Marathon Oil	42,900	585
Marathon Petroleum	26,700	1,052
Matador Resources *	8,696	183
Matrix Service *	2,766	46
McDermott International *	25,963	134
Memorial Resource Development *	5,100	76
Murphy Oil	8,300	228
Nabors Industries	13,900	125
National Oilwell Varco	19,100	618
Natural Gas Services Group *	1,295	33
Navios Maritime Acquisition	8,951	14
Newfield Exploration *	10,000	433

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Newpark Resources *	8,613	$54
Noble	12,200	90
Noble Energy	21,500	768
Northern Oil and Gas *	5,052	20
Oasis Petroleum *	18,641	142
Occidental Petroleum	39,500	2,952
Oceaneering International	5,000	139
Oil States International *	5,362	166
ONEOK	10,600	475
Overseas Shipholding Group, Cl A	5,249	67
Pacific Ethanol *	3,133	21
Panhandle Oil and Gas, Cl A	1,616	26
Par Pacific Holdings *	2,911	44
Parker Drilling *	12,702	26
Parsley Energy, Cl A *	7,600	217
Patterson-UTI Energy	7,300	142
PBF Energy, Cl A	4,900	109
PDC Energy *	4,820	264
PHI *	1,270	25
Phillips 66	23,300	1,772
Pioneer Energy Services *	6,691	21
Pioneer Natural Resources	8,319	1,352
QEP Resources	10,900	198
Range Resources	8,400	339
Renewable Energy Group *	4,517	44
REX American Resources *	592	39
Rice Energy *	6,000	140
RigNet *	1,379	16
Ring Energy *	3,744	30
RPC	3,700	54
RSP Permian *	8,224	296
Sanchez Energy *	5,823	37
Schlumberger	71,728	5,776
Scorpio Tankers	16,891	80
SEACOR Holdings *	1,737	98
Seadrill *	40,671	121
SemGroup, Cl A	5,543	161
Ship Finance International	6,179	93
SM Energy	3,400	92
Southwestern Energy *	19,800	289
Spectra Energy	35,500	1,277
Superior Energy Services	7,600	121
Surgutneftegas ADR	33,837	168
Synergy Resources *	20,008	130
Targa Resources	7,900	294
Tesco	4,118	27
Tesoro	6,000	457
TETRA Technologies *	9,496	57
Tidewater	5,009	21
Unit *	5,221	65
US Silica Holdings	6,696	231
Valero Energy	23,800	1,244

26	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
W&T Offshore *	4,080	$8
Western Refining	7,120	148
Westmoreland Coal *	1,965	19
Whiting Petroleum *	10,200	75
Willbros Group *	4,741	10
Williams	34,900	837
World Fuel Services	3,500	167
WPX Energy *	14,000	140

		76,414

Financials — 12.2%
1st Source	1,624	55
Acadia Realty Trust ††	7,408	279
Access National	877	20
ACNB	642	17
Affiliated Managers Group *	2,700	396
Aflac	20,800	1,503
Agree Realty ††	2,460	125
Alexander & Baldwin	4,884	192
Alexander’s ††	232	100
Alexandria Real Estate Equities ††	3,700	416
Alleghany *	800	435
Allegiance Bancshares *	1,157	29
Allied World Assurance Holdings	4,400	180
Allstate	19,000	1,298
Ally Financial	22,500	406
Altisource Residential ††	5,436	52
Ambac Financial Group *	4,653	85
American Assets Trust ††	4,097	188
American Campus Communities ††	6,600	357
American Capital Agency ††	16,800	329
American Capital Mortgage Investment ††	4,752	78
American Equity Investment Life Holding	8,647	138
American Express	41,500	2,675
American Financial Group	3,500	256
American Homes 4 Rent, Cl A ††	8,400	182
American International Group	57,400	3,125
American National Bankshares	889	23
American National Insurance	700	80
American Tower, Cl A ††	21,900	2,535
Ameriprise Financial	7,900	757
Ameris Bancorp	3,506	116
AMERISAFE	2,049	120
Ames National	925	25
AmTrust Financial Services	4,500	107
Annaly Capital Management ††	46,800	514
Anworth Mortgage Asset ††	9,958	49
Apartment Investment & Management, Cl A ††	7,900	363
Apollo Commercial Real Estate Finance ††	6,398	104
Apollo Residential Mortgage ††	3,328	45
Apple Hospitality ††	8,300	169
Arch Capital Group *	5,800	421

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ares Commercial Real Estate ††	2,813	$36
Argo Group International Holdings	3,021	157
Arlington Asset Investment, Cl A	2,368	33
Armada Hoffler Properties ††	3,239	49
ARMOUR Residential ††	3,796	81
Arrow Financial	1,150	36
Arthur J Gallagher	8,900	438
Artisan Partners Asset Management, Cl A	3,000	84
Ashford Hospitality Prime ††	2,682	40
Ashford Hospitality Trust ††	8,136	49
Aspen Insurance Holdings	3,000	138
Associated Banc-Corp	7,500	140
Associated Capital Group	432	13
Assurant	3,100	257
Assured Guaranty	6,700	180
Astoria Financial	9,861	145
Atlantic Capital Bancshares *	1,827	27
Atlas Financial Holdings *	1,157	20
AV Homes *	1,346	19
AvalonBay Communities ††	7,009	1,301
Axis Capital Holdings	4,600	256
B. Riley Financial	1,039	9
Baldwin & Lyons, Cl B	954	25
Banc of California	5,032	112
BancFirst	814	53
Bancorp *	3,721	20
BancorpSouth	9,065	216
Bank Mutual	4,279	33
Bank of America	529,330	7,670
Bank of Hawaii	2,100	145
Bank of Marin Bancorp	627	31
Bank of New York Mellon	54,500	2,147
Bank of the Ozarks	9,282	334
BankFinancial	1,654	20
BankUnited	5,000	150
Bankwell Financial Group	622	14
Banner	3,187	133
Bar Harbor Bankshares	631	23
BB&T	42,000	1,549
BBCN Bancorp	8,392	129
BBX Capital, Cl A *	213	4
Bear State Financial	1,924	18
Beneficial Bancorp	7,238	98
Berkshire Hathaway, Cl B *	97,143	14,015
Berkshire Hills Bancorp	3,175	84
BGC Partners, Cl A	22,792	202
BlackRock, Cl A	6,374	2,334
Blue Capital Reinsurance Holdings	649	12
Blue Hills Bancorp	2,575	37
Bluerock Residential Growth, Cl A ††	1,982	26
BNC Bancorp	3,905	95
BofI Holding *	6,491	109

Adviser Managed Trust / Annual Report / July 31, 2016	27

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BOK Financial	1,800	$117
Boston Private Financial Holdings	8,435	102
Boston Properties ††	7,800	1,109
Brandywine Realty Trust ††	8,700	147
Bridge Bancorp	1,738	51
Brixmor Property Group ††	9,700	275
Brookline Bancorp	7,149	81
Brown & Brown	5,900	216
Bryn Mawr Bank	1,730	51
BSB Bancorp *	878	20
C&F Financial	348	16
Calamos Asset Management, Cl A	1,876	13
California First National Bancorp	303	4
Camden National	1,060	46
Camden Property Trust ††	4,300	385
Capital Bank Financial, Cl A	2,054	61
Capital City Bank Group	1,209	17
Capital One Financial	26,300	1,764
Capitol Federal Financial	13,352	189
Capstead Mortgage ††	10,397	103
Cardinal Financial	3,249	84
Care Capital Properties ††	4,200	124
CareTrust ††	5,941	86
Carolina Financial	1,112	21
Cascade Bancorp *	3,425	19
Cash America International	2,462	106
CatchMark Timber Trust, Cl A ††	4,037	49
Cathay General Bancorp	7,771	233
CBL & Associates Properties ††	17,682	217
CBOE Holdings	4,100	282
CBRE Group, Cl A *	15,200	432
Cedar Realty Trust ††	8,546	69
CenterState Banks	4,790	80
Central Pacific Financial	3,128	77
Central Valley Community Bancorp	953	14
Century Bancorp, Cl A	330	14
Charles Schwab	60,200	1,711
Charter Financial	1,484	19
Chatham Lodging Trust ††	3,871	93
Chemical Financial	4,011	166
Chemung Financial	349	11
Chesapeake Lodging Trust ††	6,231	157
Chimera Investment ††	9,500	159
Chubb	23,900	2,994
Cincinnati Financial	7,600	568
CIT Group	10,100	349
Citigroup	151,300	6,628
Citizens, Cl A *	4,856	41
Citizens & Northern	1,238	26
Citizens Financial Group	26,800	598
City Holding	1,509	70
City Office ††	1,984	27

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Clifton Bancorp	2,292	$34
CME Group, Cl A	17,600	1,799
CNA Financial	1,700	54
CNB Financial	1,462	27
CNO Financial Group	18,728	325
CoBiz Financial	3,870	48
Codorus Valley Bancorp	846	18
Cohen & Steers	2,155	93
Colony Capital ††	11,784	210
Colony Starwood Homes ††	6,805	223
Columbia Banking System	6,083	184
Columbia Property Trust ††	6,300	153
Comerica	8,800	398
Commerce Bancshares	4,200	199
Communications Sales & Leasing ††	6,200	193
Community Bank System	4,509	199
Community Healthcare Trust ††	1,353	31
Community Trust Bancorp	1,580	55
CommunityOne Bancorp *	411	5
ConnectOne Bancorp	2,956	50
Consolidated-Tomoka Land	444	22
CorEnergy Infrastructure Trust ††	1,250	37
CoreSite Realty ††	3,504	289
Corporate Office Properties Trust ††	4,800	144
Corrections Corp of America ††	5,900	189
County Bancorp	531	11
Cousins Properties ††	21,741	231
Cowen Group, Cl A *	10,713	33
Crawford, Cl B	1,946	21
Credit Acceptance *	600	108
Crown Castle International ††	17,500	1,698
CU Bancorp *	1,695	40
CubeSmart ††	9,000	267
Cullen	2,700	183
Customers Bancorp *	2,521	65
CVB Financial	10,596	174
CyrusOne ††	3,600	197
CYS Investments ††	16,281	146
DCT Industrial Trust ††	4,600	231
DDR ††	15,600	308
Diamond Hill Investment Group	314	60
DiamondRock Hospitality ††	21,023	206
Digital Realty Trust ††	7,400	773
Dime Community Bancshares	3,244	56
Discover Financial Services	20,800	1,182
Donegal Group, Cl A	920	15
Douglas Emmett ††	7,100	270
Duke Realty ††	17,500	504
DuPont Fabros Technology ††	7,795	373
Dynex Capital ††	4,707	33
E*TRADE Financial *	14,100	354
Eagle Bancorp *	3,205	165

28	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
East West Bancorp	7,300	$250
Easterly Government Properties ††	3,377	69
EastGroup Properties ††	3,306	243
Eaton Vance	5,500	208
Education Realty Trust ††	6,948	334
eHealth *	1,904	18
EMC Insurance Group	883	25
Empire State Realty Trust, Cl A ††	6,100	128
Employers Holdings	3,307	94
Encore Capital Group *	2,468	60
Endurance Specialty Holdings	3,200	216
Enova International *	2,821	26
Enstar Group *	1,192	199
Enterprise Bancorp	892	21
Enterprise Financial Services	1,991	57
EPR Properties ††	3,200	269
Equinix ††	3,600	1,342
Equity Bancshares, Cl A *	554	13
Equity Commonwealth *††	6,200	186
Equity LifeStyle Properties ††	3,900	321
Equity One ††	4,600	153
Equity Residential ††	18,100	1,231
Erie Indemnity, Cl A	1,200	117
ESSA Bancorp	896	13
Essent Group *	7,824	187
Essex Property Trust ††	3,300	772
EverBank Financial	10,793	194
Evercore Partners, Cl A	4,089	207
Everest Re Group	2,100	397
Extra Space Storage ††	6,100	525
Ezcorp, Cl A *	5,282	48
FactSet Research Systems	2,000	344
Farmers Capital Bank	798	24
Farmers National Banc	2,687	26
Farmland Partners ††	1,262	15
FBL Financial Group, Cl A	1,019	64
FBR	696	11
FCB Financial Holdings, Cl A *	3,248	114
Federal Agricultural Mortgage, Cl C	901	35
Federal Realty Investment Trust ††	3,600	611
Federated Investors, Cl B	4,700	148
Federated National Holding	1,355	28
FelCor Lodging Trust ††	14,058	89
Fidelity & Guaranty Life	1,253	27
Fidelity Southern	2,173	37
Fifth Street Asset Management, Cl A	932	4
Fifth Third Bancorp	38,700	735
Financial Engines	5,697	150
Financial Institutions	1,449	39
First American Financial	5,400	226
First Bancorp	3,159	63
First BanCorp *	12,352	57

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Busey	3,202	$72
First Business Financial Services	878	21
First Cash Financial Services	2,926	150
First Citizens BancShares, Cl A	794	206
First Commonwealth Financial	9,140	88
First Community Bancshares	1,634	37
First Community Financial Partners *	1,485	13
First Connecticut Bancorp	1,508	24
First Defiance Financial	921	38
First Financial	1,045	40
First Financial Bancorp	6,604	141
First Financial Bankshares	6,679	228
First Financial Northwest	992	14
First Foundation *	1,387	33
First Horizon National	11,700	170
First Industrial Realty Trust ††	12,139	358
First Internet Bancorp	565	13
First Interstate BancSystem, Cl A	2,043	59
First Merchants	4,196	110
First Mid-Illinois Bancshares	620	16
First Midwest Bancorp	8,671	162
First NBC Bank Holding *	1,648	31
First Niagara Financial Group	17,800	181
First Northwest Bancorp *	1,198	16
First of Long Island	1,484	45
First Potomac Realty Trust ††	6,015	61
First Republic Bank	7,400	530
FirstMerit	17,298	367
Flagstar Bancorp *	2,172	57
Flushing Financial	2,880	64
FNB	21,977	263
FNF Group	13,300	501
FNFV Group *	6,793	81
Forest City Realty Trust, Cl A ††	11,600	274
Forestar Group *	3,562	44
Four Corners Property Trust ††	6,513	141
Franklin Financial Network *	984	33
Franklin Resources	18,300	662
Franklin Street Properties ††	10,539	135
FRP Holdings *	680	25
Fulton Financial	17,993	246
GAIN Capital Holdings	3,940	26
GAMCO Investors, Cl A	432	15
Gaming and Leisure Properties ††	9,500	340
General Growth Properties ††	29,200	933
Genworth Financial, Cl A *	54,145	155
GEO Group ††	7,766	269
German American Bancorp	1,476	50
Getty Realty ††	2,715	62
Glacier Bancorp	7,978	220
Gladstone Commercial ††	2,332	42
Global Net Lease ††	18,332	160

Adviser Managed Trust / Annual Report / July 31, 2016	29

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Goldman Sachs Group	20,000	$3,176
Government Properties Income Trust ††	7,345	175
Gramercy Property Trust ††	44,736	447
Great Ajax ††	1,383	19
Great Southern Bancorp	1,119	44
Great Western Bancorp	6,183	205
Green Bancorp *	2,210	22
Green Dot, Cl A *	4,395	106
Greene County Bancorp	367	6
Greenhill	2,889	57
Greenlight Capital Re, Cl A *	3,043	63
Griffin Industrial Realty	101	3
Guaranty Bancorp	1,584	27
Hallmark Financial Services *	1,528	16
Hampton Roads Bankshares *	4,109	8
Hancock Holding	8,103	235
Hanmi Financial	3,240	79
Hannon Armstrong Sustainable Infrastructure Capital ††	4,274	96
Hanover Insurance Group	2,100	173
Hartford Financial Services Group	19,800	789
HCI Group	913	28
HCP ††	23,700	930
Healthcare Realty Trust ††	11,804	427
Healthcare Trust of America, Cl A ††	6,800	232
Heartland Financial	2,267	83
Hennessy Advisors	319	11
Heritage Commerce	2,745	29
Heritage Financial	3,060	53
Heritage Insurance Holdings	2,785	35
Heritage Oaks Bancorp	2,556	21
Hersha Hospitality Trust, Cl A ††	4,277	81
HFF, Cl A	3,696	104
Highwoods Properties ††	4,800	267
Hilltop Holdings *	7,861	171
Hingham Institution	147	19
Home Bancorp	630	18
Home BancShares	12,658	264
HomeStreet *	2,456	55
HomeTrust Bancshares *	1,735	32
Horace Mann Educators	4,366	149
Horizon Bancorp	1,180	32
Hospitality Properties Trust ††	7,600	243
Host Hotels & Resorts	37,300	662
Houlihan Lokey, Cl A	1,284	29
Howard Hughes *	1,800	215
Hudson Pacific Properties ††	9,810	332
Huntington Bancshares	40,200	382
IBERIABANK	4,284	268
Impac Mortgage Holdings *	879	15
Independence Holding	787	14
Independence Realty Trust ††	4,222	38

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Independent Bank	4,899	$172
Independent Bank Group	1,156	49
Infinity Property & Casualty	1,113	91
InfraREIT ††	4,117	73
Interactive Brokers Group, Cl A	3,200	112
Intercontinental Exchange	6,000	1,585
International Bancshares	5,826	160
INTL. FCStone *	1,569	46
Invesco	20,800	607
Invesco Mortgage Capital ††	11,797	170
Investment Technology Group	3,412	57
Investors Bancorp	31,093	353
Investors Real Estate Trust ††	12,506	83
Investors Title	155	16
Iron Mountain ††	13,200	544
iStar Financial *††	7,512	78
James River Group Holdings	1,482	50
Janus Capital Group	15,116	228
Jones Lang LaSalle	2,300	252
JPMorgan Chase	187,106	11,969
KCG Holdings, Cl A *	5,422	82
Kearny Financial	9,892	129
Kemper	4,279	147
Kennedy-Wilson Holdings	8,644	182
KeyCorp	42,500	497
Kilroy Realty ††	4,600	337
Kimco Realty ††	20,400	655
Kite Realty Group Trust ††	8,649	263
Ladder Capital, Cl A ††	3,983	52
Ladenburg Thalmann Financial Services *	10,681	26
Lake Sunapee Bank Group	849	16
Lakeland Bancorp	4,038	48
Lakeland Financial	1,660	85
Lamar Advertising, Cl A ††	4,100	278
LaSalle Hotel Properties ††	11,160	307
Lazard, Cl A	6,400	229
LCNB	952	17
LegacyTexas Financial Group	4,763	136
Legg Mason	5,300	181
LendingClub *	34,476	159
LendingTree *	658	66
Leucadia National	16,600	303
Lexington Realty Trust ††	24,051	261
Liberty Property Trust ††	7,400	306
Lincoln National	12,100	528
Live Oak Bancshares	2,058	27
Loews	14,200	587
LPL Financial Holdings	4,300	116
LTC Properties ††	3,945	211
M&T Bank	7,600	871
Macatawa Bank	2,871	22
Macerich ††	7,300	651

30	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mack-Cali Realty ††	9,337	$263
Maiden Holdings	6,108	85
MainSource Financial Group	2,395	53
Manning & Napier, Cl A	1,617	13
Marcus & Millichap *	1,517	41
Markel *	700	664
MarketAxess Holdings	1,900	307
Marlin Business Services	915	17
Marsh & McLennan	27,200	1,788
MB Financial	7,320	281
MBIA *	13,560	114
MBT Financial	1,920	17
Medical Properties Trust ††	24,780	389
Medley Management, Cl A	508	4
Mercantile Bank	1,659	42
Merchants Bancshares	615	20
Mercury General	1,573	87
Meridian Bancorp	4,984	73
Meta Financial Group	858	47
MetLife	48,000	2,052
MFA Financial ††	18,700	141
MGIC Investment *	35,717	257
Mid-America Apartment Communities ††	3,800	403
Middleburg Financial	511	14
Midland States Bancorp	415	9
MidWestOne Financial Group	873	25
Moelis, Cl A	1,935	48
Monmouth Real Estate Investment ††	6,506	90
Monogram Residential Trust ††	17,642	189
Moody’s	8,600	912
Morgan Stanley	74,400	2,138
Morningstar	1,033	87
Mortgage Investment Trust ††	2,927	44
MSCI, Cl A	4,600	396
MutualFirst Financial	586	17
NASDAQ OMX Group	5,700	403
National Bank Holdings, Cl A	2,717	54
National Bankshares	720	25
National Commerce *	900	22
National General Holdings	4,985	103
National Health Investors ††	3,896	306
National Interstate	793	26
National Retail Properties ††	7,200	383
National Storage Affiliates Trust ††	3,691	79
National Western Life Group, Cl A	235	44
Nationstar Mortgage Holdings *	3,564	45
Navient	16,600	236
Navigators Group	1,156	108
NBT Bancorp	4,562	136
Nelnet, Cl A	2,090	84
New Residential Investment ††	23,373	320
New Senior Investment Group ††	7,875	94

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
New York ††	17,318	$165
New York Community Bancorp	24,000	347
New York Mortgage Trust ††	12,147	79
NewStar Financial *	2,604	27
NexPoint Residential Trust ††	1,879	37
Nicolet Bankshares *	798	29
NMI Holdings, Cl A *	5,196	33
Northern Trust	10,500	710
Northfield Bancorp	4,356	65
Northrim BanCorp	733	21
NorthStar Asset Management Group	10,352	123
NorthStar Realty Europe ††	6,183	57
NorthStar Realty Finance ††	9,100	122
Northwest Bancshares	10,072	150
OceanFirst Financial	2,140	40
Ocwen Financial *	10,977	22
OFG Bancorp	4,519	48
Old Line Bancshares	900	17
Old National Bancorp	13,918	183
Old Republic International	12,200	236
Old Second Bancorp	3,119	24
OM Asset Management	4,162	58
Omega Healthcare Investors ††	9,300	321
On Deck Capital *	5,163	27
One Liberty Properties ††	1,385	35
OneBeacon Insurance Group, Cl A	2,098	29
OneMain Holdings, Cl A *	4,200	121
Oppenheimer Holdings, Cl A	1,086	17
Opus Bank	1,777	57
Orchid Island Capital, Cl A ††	2,216	25
Oritani Financial	3,994	65
Orrstown Financial Services	802	16
Outfront Media ††	7,000	163
Owens Realty Mortgage ††	1,097	18
Pacific Continental	2,005	29
Pacific Mercantile Bancorp *	1,689	12
Pacific Premier Bancorp *	3,004	73
PacWest Bancorp	6,000	248
Paramount Group ††	9,100	160
Park National	1,468	131
Park Sterling	5,382	42
Parkway Properties ††	8,644	150
Patriot National *	1,238	10
Peapack Gladstone Financial	1,650	33
Pebblebrook Hotel Trust ††	7,486	222
Penns Woods Bancorp	503	21
Pennsylvania ††	7,160	182
PennyMac Financial Services, Cl A *	1,488	19
PennyMac Mortgage Investment Trust ††	7,366	120
Peoples Bancorp	1,680	38
Peoples Financial Services	724	29
People’s United Financial	15,600	237

Adviser Managed Trust / Annual Report / July 31, 2016	31

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
People’s Utah Bancorp	1,405	$25
PHH *	5,473	80
Physicians Realty Trust ††	14,127	307
PICO Holdings *	2,366	24
Piedmont Office Realty Trust, Cl A ††	7,300	160
Pinnacle Financial Partners	4,510	240
Piper Jaffray *	1,587	66
PJT Partners	1,847	47
PNC Financial Services Group	26,000	2,149
Post Properties ††	2,700	172
Potlatch ††	4,260	163
PRA Group *	4,977	139
Preferred Apartment Communities, Cl A ††	2,373	35
Preferred Bank	1,268	41
Premier Financial Bancorp	918	16
Primerica	4,915	253
Principal Financial Group	13,600	634
PrivateBancorp	8,206	363
ProAssurance	2,700	139
Progressive	29,500	959
Prologis ††	26,500	1,444
Prosperity Bancshares	6,994	357
Provident Bancorp *	505	8
Provident Financial Holdings	720	14
Provident Financial Services	6,582	133
Prudential Financial	22,800	1,717
PS Business Parks ††	2,063	229
Public Storage ††	7,600	1,816
Pzena Investment Management, Cl A	1,636	13
QCR Holdings	1,247	37
QTS Realty Trust, Cl A ††	4,896	280
Radian Group	22,528	291
RAIT Financial Trust ††	9,643	31
Ramco-Gershenson Properties Trust ††	8,254	164
Raymond James Financial	6,400	351
Rayonier ††	6,200	169
RE/MAX Holdings, Cl A	1,834	79
Realogy Holdings *	7,300	226
Realty Income ††	13,100	936
Redwood Trust ††	8,259	118
Regency Centers ††	4,900	416
Regional Management *	1,159	22
Regions Financial	64,200	589
Reinsurance Group of America, Cl A	3,200	318
RenaissanceRe Holdings	2,100	247
Renasant	4,399	142
Republic Bancorp, Cl A	1,018	30
Republic First Bancorp *	3,629	16
Resource America, Cl A	1,314	13
Resource Capital ††	3,160	43
Retail Opportunity Investments ††	11,310	258
Retail Properties of America, Cl A ††	12,000	212

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Rexford Industrial Realty ††	7,042	$161
RLI	3,977	271
RLJ Lodging Trust ††	12,750	303
RMR Group	734	25
Ryman Hospitality Properties ††	4,546	256
S&P Global	13,400	1,637
S&T Bancorp	3,523	90
Sabra Health Care ††	6,940	166
Safeguard Scientifics *	2,123	27
Safety Insurance Group	1,483	94
Sandy Spring Bancorp	2,433	73
Santander Consumer USA Holdings *	6,312	69
Saul Centers ††	994	67
Seacoast Banking Corp of Florida *	3,077	49
SEI Investments †	6,500	293
Select Income ††	6,643	184
Selective Insurance Group	5,948	233
Senior Housing Properties Trust ††	11,900	264
Seritage Growth Properties ††	2,667	134
ServisFirst Bancshares	2,491	126
Shore Bancshares	1,351	16
SI Financial Group	1,225	16
Sierra Bancorp	1,265	23
Signature Bank *	2,700	325
Silver Bay Realty Trust ††	3,445	62
Silvercrest Asset Management Group, Cl A	787	10
Simmons First National, Cl A	3,112	143
Simon Property Group ††	15,874	3,604
SL Green Realty ††	4,900	577
SLM *	21,600	155
South State	2,477	181
Southern First Bancshares *	619	17
Southern Missouri Bancorp	631	15
Southern National Bancorp of Virginia	1,212	16
Southside Bancshares	2,531	77
Southwest Bancorp	1,894	37
Sovran Self Storage ††	2,300	235
Spirit Realty Capital ††	24,300	332
St. Joe *	5,503	101
STAG Industrial ††	7,201	183
Starwood Property Trust ††	11,700	255
State Auto Financial	1,618	37
State Bank Financial	3,613	79
State National	3,197	35
State Street	20,000	1,316
Sterling Bancorp	13,268	224
Stewart Information Services	2,355	101
Stifel Financial *	6,715	237
Stock Yards Bancorp	2,200	65
Stonegate Bank	1,196	38
STORE Capital ††	7,600	237
Stratus Properties *	681	12

32	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Suffolk Bancorp	1,196	$39
Summit Financial Group	900	18
Summit Hotel Properties ††	9,343	132
Sun Bancorp	1,137	24
Sun Communities ††	3,200	253
Sunstone Hotel Investors ††	22,730	302
SunTrust Banks	25,400	1,074
SVB Financial Group *	2,600	261
Synchrony Financial	42,400	1,182
Synovus Financial	6,300	192
T Rowe Price Group	12,300	870
Talmer Bancorp, Cl A	6,325	133
Tanger Factory Outlet Centers ††	4,700	196
Taubman Centers ††	3,000	243
TCF Financial	8,779	119
TD Ameritrade Holding	12,600	383
Tejon Ranch *	1,457	38
Terreno Realty ††	4,617	129
Territorial Bancorp	821	22
Texas Capital Bancshares *	4,833	235
TFS Financial	2,200	40
Third Point Reinsurance *	6,822	86
Tier ††	4,932	86
Tiptree Financial	2,995	16
Tompkins Financial	1,495	109
Torchmark	6,000	371
Towne Bank	6,048	139
Travelers	15,100	1,755
TriCo Bancshares	2,097	55
Trinity Place Holdings *	2,091	17
TriState Capital Holdings *	2,302	33
Triumph Bancorp *	1,632	29
Trupanion *	1,563	24
TrustCo Bank	9,461	63
Trustmark	7,064	184
Two Harbors Investment ††	17,500	153
UDR ††	13,400	499
UMB Financial	4,696	260
UMH Properties ††	2,562	32
Umpqua Holdings	23,093	352
Union Bankshares	5,114	141
United Bankshares	6,869	263
United Community Banks	7,516	145
United Community Financial	4,890	32
United Financial Bancorp	5,187	68
United Fire Group	2,227	94
United Insurance Holdings	1,805	29
Universal Health Realty Income Trust ††	1,284	77
Universal Insurance Holdings	3,385	74
Univest Corp of Pennsylvania	2,928	62
Unum Group	12,000	401
Urban Edge Properties ††	9,385	281

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Urstadt Biddle Properties, Cl A ††	2,704	$67
US Bancorp	84,000	3,542
Validus Holdings	3,800	188
Valley National Bancorp	25,916	235
Ventas ††	17,500	1,333
VEREIT ††	46,000	509
Veritex Holdings *	895	16
Virtu Financial, Cl A	2,621	45
Virtus Investment Partners	651	55
Vornado Realty Trust ††	8,700	934
Voya Financial	10,300	264
Waddell & Reed Financial, Cl A	8,561	156
Walker & Dunlop *	2,848	67
Walter Investment Management *	2,434	7
Washington ††	7,682	263
Washington Federal	9,513	238
Washington Trust Bancorp	1,543	59
WashingtonFirst Bankshares	881	21
Waterstone Financial	2,654	42
Webster Financial	9,593	345
Weingarten Realty Investors ††	5,900	255
Wells Fargo	234,960	11,271
Welltower ††	18,400	1,460
WesBanco	3,832	118
West Bancorporation	1,667	32
Westamerica Bancorporation	2,639	124
Western Alliance Bancorp *	4,700	160
Western Asset Mortgage Capital ††	4,271	42
Westfield Financial	1,734	14
Westwood Holdings Group	831	45
Weyerhaeuser ††	37,600	1,230
White Mountains Insurance Group	250	205
Whitestone, Cl B ††	2,729	44
Wilshire Bancorp	7,426	80
Wintrust Financial	5,466	289
WisdomTree Investments	12,414	123
WMIH *	21,113	51
World Acceptance *	648	28
WP Carey ††	5,200	378
WP GLIMCHER ††	19,444	247
WR Berkley	4,800	279
WSFS Financial	2,952	104
Xenia Hotels & Resorts ††	10,833	195
XL Group	14,000	485
Yadkin Financial	5,330	134
Your Community Bankshares	536	20
Zions Bancorporation	10,200	284

		225,661

Health Care — 9.8%
AAC Holdings *	1,050	24
Abaxis	2,371	117
Abbott Laboratories	76,000	3,401

Adviser Managed Trust / Annual Report / July 31, 2016	33

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AbbVie	83,454	$5,527
ABIOMED *	2,000	236
Acadia Healthcare *	3,700	209
ACADIA Pharmaceuticals *	4,600	170
Accelerate Diagnostics *	2,405	47
Acceleron Pharma *	2,981	101
Accuray *	8,306	46
AcelRx Pharmaceuticals *	3,926	14
Aceto	3,009	77
Achillion Pharmaceuticals *	12,072	100
Aclaris Therapeutics *	964	19
Acorda Therapeutics *	4,653	118
Adamas Pharmaceuticals *	1,759	27
Addus HomeCare *	819	15
Adeptus Health, Cl A *	1,480	66
Aduro Biotech *	3,691	54
Advaxis *	3,514	29
Adverum Biotechnologies *	2,654	10
Aerie Pharmaceuticals *	2,508	44
Aetna	17,333	1,997
Agenus *	7,664	43
Agile Therapeutics *	1,495	10
Agilent Technologies	16,500	794
Agios Pharmaceuticals *	2,200	100
Aimmune Therapeutics *	2,761	33
Air Methods *	3,858	128
Akebia Therapeutics *	3,780	34
Akorn *	4,200	144
Albany Molecular Research *	2,716	39
Alder Biopharmaceuticals *	5,017	161
Alere *	4,400	165
Alexion Pharmaceuticals *	11,200	1,440
Align Technology *	3,700	330
Allergan *	20,400	5,160
Allscripts Healthcare Solutions *	9,400	133
Almost Family *	848	34
Alnylam Pharmaceuticals *	3,800	259
AMAG Pharmaceuticals *	3,596	95
Amedisys *	2,931	157
American Renal Associates Holdings *	940	22
AmerisourceBergen, Cl A	9,000	767
Amgen	38,726	6,662
Amicus Therapeutics *	13,153	88
AMN Healthcare Services *	4,954	210
Amphastar Pharmaceuticals *	3,687	60
Ampio Pharmaceuticals *	3,100	3
Amsurg *	2,700	203
Analogic	1,282	108
Anavex Life Sciences *	3,885	15
AngioDynamics *	2,815	47
ANI Pharmaceuticals *	824	50
Anika Therapeutics *	1,455	73

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Anthem	13,400	$1,760
Anthera Pharmaceuticals *	4,367	13
Applied Genetic Technologies *	1,352	20
Aratana Therapeutics *	3,536	27
Ardelyx *	2,432	26
Arena Pharmaceuticals *	25,548	43
Argos Therapeutics *	1,219	6
ARIAD Pharmaceuticals *	18,984	181
Array BioPharma *	14,984	56
Arrowhead Pharmaceuticals *	6,334	38
Asterias Biotherapeutics *	2,695	8
Atara Biotherapeutics *	2,409	58
athenahealth *	2,000	256
Athersys *	8,319	18
AtriCure *	3,268	50
Atrion	141	67
Avexis *	515	19
Avinger *	1,210	6
AxoGen *	2,637	18
Axovant Sciences *	2,559	38
Axsome Therapeutics *	1,248	10
Baxter International	25,300	1,215
Becton Dickinson and	10,900	1,918
Bellicum Pharmaceuticals *	2,202	35
BioCryst Pharmaceuticals *	7,787	28
Biogen *	11,300	3,276
BioMarin Pharmaceutical *	8,200	815
Bio-Path Holdings *	9,090	15
Bio-Rad Laboratories, Cl A *	1,123	163
BioScrip *	11,796	30
BioSpecifics Technologies *	572	23
Bio-Techne	1,900	214
BioTelemetry *	2,808	53
BioTime *	6,837	21
Bluebird Bio *	3,879	222
Blueprint Medicines *	2,085	46
Boston Scientific *	69,500	1,687
Bristol-Myers Squibb	86,000	6,434
Brookdale Senior Living, Cl A *	9,300	172
Bruker	5,300	132
Cambrex *	3,337	175
Cantel Medical	3,746	251
Capital Senior Living *	2,921	57
Cara Therapeutics *	2,356	14
Cardinal Health	16,800	1,404
Cardiovascular Systems *	3,298	65
Castlight Health, Cl B *	4,333	16
Catalent *	10,419	266
Celgene *	39,700	4,454
Celldex Therapeutics *	9,944	46
Cellular Biomedicine Group *	1,311	20
Cempra *	4,276	77

34	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Centene *	8,500	$600
Cepheid *	7,603	269
Cerner *	14,900	930
Cerus *	10,479	77
Charles River Laboratories International *	2,400	211
Chemed	1,692	249
ChemoCentryx *	1,914	9
Chimerix *	4,659	19
ChromaDex *	3,127	13
Cidara Therapeutics *	1,176	14
Cigna	13,100	1,689
Civitas Solutions *	1,582	34
Clovis Oncology *	3,303	47
Coherus Biosciences *	3,062	78
Collegium Pharmaceutical *	1,450	18
Community Health Systems *	11,845	151
Computer Programs & Systems	1,165	46
Concert Pharmaceuticals *	1,759	20
ConforMIS *	3,767	26
CONMED	2,934	119
Cooper	2,400	438
Corcept Therapeutics *	7,780	45
Corindus Vascular Robotics *	6,347	9
CorVel *	1,030	47
Corvus Pharmaceuticals *	405	5
Cotiviti Holdings *	1,892	46
CR Bard	3,767	843
Cross Country Healthcare *	3,333	49
CryoLife	3,289	48
Curis *	12,173	20
Cutera *	1,299	14
Cynosure, Cl A *	2,539	140
Cytokinetics *	3,545	39
CytomX Therapeutics *	2,167	22
CytRx *	7,338	5
Danaher	31,400	2,557
DaVita HealthCare Partners *	8,500	659
DENTSPLY SIRONA	11,600	743
Depomed *	6,578	125
Dermira *	2,572	86
DexCom *	4,200	387
Dimension Therapeutics *	1,411	10
Diplomat Pharmacy *	4,790	172
Durect *	13,835	27
Dynavax Technologies *	4,025	62
Eagle Pharmaceuticals *	926	40
Edge Therapeutics *	1,738	17
Editas Medicine *	750	19
Edwards Lifesciences *	10,700	1,225
Egalet *	2,476	18
Eiger BioPharmaceuticals *	396	8
Eli Lilly	50,400	4,178

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Emergent BioSolutions *	3,347	$112
Enanta Pharmaceuticals *	1,632	37
Endocyte *	4,224	13
Endologix *	8,762	124
Ensign Group	4,917	106
Entellus Medical *	807	14
Envision Healthcare Holdings *	9,400	231
Enzo Biochem *	4,279	30
Epizyme *	4,191	43
Esperion Therapeutics *	1,574	17
Evolent Health, Cl A *	1,600	38
Exact Sciences *	10,458	182
Exactech *	1,096	30
Exelixis *	23,798	218
Express Scripts Holding *	32,800	2,495
FibroGen *	5,399	103
Five Prime Therapeutics *	2,911	148
Flex Pharma *	1,167	14
Flexion Therapeutics *	1,945	32
Fluidigm *	3,060	32
Fortress Biotech *	3,790	11
Foundation Medicine *	1,419	33
Galena Biopharma *	20,494	9
Genesis Healthcare, Cl A *	4,394	9
GenMark Diagnostics *	4,192	45
Genomic Health *	1,939	56
Geron *	15,725	42
Gilead Sciences	68,317	5,429
Glaukos *	1,736	61
Global Blood Therapeutics *	1,485	27
Globus Medical, Cl A *	7,337	168
GlycoMimetics *	1,158	10
Haemonetics *	5,361	163
Halozyme Therapeutics *	11,228	112
Halyard Health *	4,904	170
HCA Holdings *	15,600	1,203
HealthEquity *	4,635	137
HealthSouth	9,269	399
HealthStream *	2,660	64
Healthways *	3,327	56
HeartWare International *	1,794	104
Henry Schein *	4,207	761
Heron Therapeutics *	3,291	55
Heska *	644	27
Hill-Rom Holdings	3,300	176
HMS Holdings *	8,833	176
Hologic *	14,100	543
Humana	7,600	1,311
ICU Medical *	1,540	180
Idera Pharmaceuticals *	9,802	17
IDEXX Laboratories *	4,500	422
Ignyta *	3,221	18

Adviser Managed Trust / Annual Report / July 31, 2016	35

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Illumina *	7,400	$1,231
Immune Design *	1,270	10
ImmunoGen *	8,864	25
Immunomedics *	9,456	25
Impax Laboratories *	7,661	241
Imprivata *	1,694	32
IMS Health Holdings *	7,700	231
INC Research Holdings, Cl A *	4,338	193
Incyte *	8,200	740
Infinity Pharmaceuticals *	5,743	10
Innoviva	8,797	113
Inogen *	1,683	90
Inotek Pharmaceuticals *	1,930	18
Inovalon Holdings, Cl A *	3,000	56
Inovio Pharmaceuticals *	6,867	68
Insmed *	6,408	73
Insulet *	6,039	214
Insys Therapeutics *	2,462	39
Integer Holdings *	3,150	70
Integra LifeSciences Holdings *	3,161	266
Intellia Therapeutics *	993	19
Intercept Pharmaceuticals *	800	138
Intersect ENT *	2,670	42
Intra-Cellular Therapies, Cl A *	3,726	152
Intrexon *	3,193	81
Intuitive Surgical *	1,931	1,344
Invacare	3,306	38
Invitae *	2,483	22
InVivo Therapeutics Holdings *	3,501	23
Ionis Pharmaceuticals *	6,100	178
iRadimed *	462	9
IRIDEX *	841	14
Ironwood Pharmaceuticals, Cl A *	13,547	191
Johnson & Johnson	141,079	17,667
Juno Therapeutics *	3,200	99
K2M Group Holdings *	2,682	45
Karyopharm Therapeutics *	2,581	19
Keryx Biopharmaceuticals *	8,187	60
Kindred Healthcare	8,679	106
Kite Pharma *	4,100	232
La Jolla Pharmaceutical *	1,474	25
Laboratory Corp of America Holdings *	5,200	726
Landauer	997	42
Lannett *	2,864	89
LeMaitre Vascular	1,440	25
Lexicon Pharmaceuticals *	4,375	71
LHC Group *	1,654	75
LifePoint Health *	2,000	118
Ligand Pharmaceuticals *	1,992	269
Lion Biotechnologies *	5,549	49
Lipocine *	1,200	4
Loxo Oncology *	1,398	36

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Luminex *	4,097	$88
MacroGenics *	3,287	101
Magellan Health *	2,603	178
MannKind *	33,831	33
Masimo *	4,275	226
McKesson	11,700	2,276
Medgenics *	2,688	16
Medicines *	7,042	275
MediciNova *	3,202	20
Medidata Solutions *	5,749	306
Medivation *	8,100	518
MEDNAX *	4,600	317
Medtronic	72,200	6,327
Merck	142,518	8,360
Meridian Bioscience	4,302	83
Merit Medical Systems *	4,437	104
Merrimack Pharmaceuticals *	12,616	73
Mettler-Toledo International *	1,358	558
MiMedx Group *	10,544	79
Minerva Neurosciences *	1,749	19
Mirati Therapeutics *	1,476	7
Molina Healthcare *	4,527	257
Momenta Pharmaceuticals *	6,713	76
Mylan *	22,100	1,034
MyoKardia *	1,214	21
Myriad Genetics *	7,063	219
NanoString Technologies *	1,579	21
NantKwest *	1,830	12
Natera *	2,732	36
National HealthCare	1,156	75
National Research, Cl A	936	14
Natus Medical *	3,544	139
Nektar Therapeutics *	13,553	234
Neogen *	3,811	210
NeoGenomics *	5,519	48
Neos Therapeutics *	1,490	13
Neurocrine Biosciences *	4,300	216
Nevro *	2,514	208
NewLink Genetics *	2,282	24
Nobilis Health *	6,051	17
Novavax *	28,252	207
Novocure *	5,242	39
NuVasive *	5,179	322
NxStage Medical *	6,674	148
Ocular Therapeutix *	2,040	9
Omeros *	3,856	45
Omnicell *	3,859	149
OncoMed Pharmaceuticals *	1,855	23
Ophthotech *	3,194	205
OPKO Health *	16,300	162
OraSure Technologies *	5,671	39
Organovo Holdings *	9,013	39

36	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Orthofix International *	1,807	$86
Osiris Therapeutics	2,241	11
Otonomy *	2,507	36
OvaScience *	3,356	17
Owens & Minor	6,531	233
Oxford Immunotec Global *	2,360	19
Pacific Biosciences of California *	7,902	68
Pacira Pharmaceuticals *	3,947	143
Paratek Pharmaceuticals *	1,533	20
PAREXEL International *	5,487	367
Patterson	4,200	207
PDL BioPharma	17,136	60
Penumbra *	2,667	182
PerkinElmer	5,500	313
Pfenex *	1,997	16
Pfizer	308,956	11,397
PharmAthene *	6,845	18
PharMerica *	3,050	81
Phibro Animal Health, Cl A	1,958	40
Portola Pharmaceuticals, Cl A *	5,266	137
PRA Health Sciences *	2,492	116
Premier, Cl A *	2,300	75
Press Ganey Holdings *	2,283	91
Prestige Brands Holdings *	5,561	298
Progenics Pharmaceuticals *	7,299	43
Proteostasis Therapeutics *	733	8
Providence Service *	1,341	65
PTC Therapeutics *	3,514	21
Puma Biotechnology *	2,550	127
Quality Systems	5,288	65
Quest Diagnostics	7,200	622
Quidel *	2,789	64
Quintiles Transnational Holdings *	4,200	326
Quorum Health *	3,106	34
Radius Health *	3,345	158
RadNet *	3,949	24
Raptor Pharmaceutical *	8,885	52
Reata Pharmaceuticals, Cl A *	635	10
Regeneron Pharmaceuticals *	3,966	1,686
REGENXBIO *	2,218	18
Regulus Therapeutics *	4,308	15
Relypsa *	3,900	125
Repligen *	3,678	105
ResMed	7,000	482
Retrophin *	3,744	67
Revance Therapeutics *	2,150	29
Rigel Pharmaceuticals *	9,893	23
Rockwell Medical *	4,999	40
RTI Surgical *	6,102	20
Sage Therapeutics *	2,732	123
Sagent Pharmaceuticals *	2,681	58
Sangamo BioSciences *	7,231	46

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sarepta Therapeutics *	4,406	$111
SciClone Pharmaceuticals *	5,182	55
Seattle Genetics *	4,900	235
Second Sight Medical Products *	2,343	9
Select Medical Holdings *	11,525	133
Senseonics Holdings *	3,964	13
Seres Therapeutics *	1,849	20
Sorrento Therapeutics *	3,134	20
Spark Therapeutics *	1,866	108
Spectranetics *	4,408	102
Spectrum Pharmaceuticals *	6,956	48
St. Jude Medical	14,100	1,171
STAAR Surgical *	4,233	29
Stemline Therapeutics *	1,883	14
Stryker	17,300	2,012
Sucampo Pharmaceuticals, Cl A *	2,518	30
Supernus Pharmaceuticals *	4,832	107
Surgery Partners *	1,947	35
Surgical Care Affiliates *	2,859	149
Surmodics *	1,359	37
Syndax Pharmaceuticals *	577	7
Synergy Pharmaceuticals *	18,747	76
Synthetic Biologics *	8,359	15
T2 Biosystems *	1,631	9
Tandem Diabetes Care *	2,048	14
Taro Pharmaceutical Industries *	434	61
Team Health Holdings *	7,094	290
Teladoc *	2,171	38
Teleflex	2,200	397
Teligent *	4,341	35
Tenet Healthcare *	5,200	159
TESARO *	2,869	268
Tetraphase Pharmaceuticals *	3,983	16
TG Therapeutics *	3,893	23
TherapeuticsMD *	16,126	125
Theravance Biopharma	3,741	95
Thermo Fisher Scientific	20,300	3,224
Titan Pharmaceuticals *	2,117	10
Tobira Therapeutics *	970	4
Tokai Pharmaceuticals *	1,183	1
TransEnterix *	7,930	11
Trevena *	4,699	29
Triple-S Management, Cl B *	2,414	60
Trovagene *	3,685	21
Ultragenyx Pharmaceutical *	3,771	239
United Therapeutics *	2,200	266
UnitedHealth Group	48,300	6,917
Universal American	6,026	46
Universal Health Services, Cl B	4,300	557
US Physical Therapy	1,250	75
USMD Holdings *	289	6
Utah Medical Products	372	24

Adviser Managed Trust / Annual Report / July 31, 2016	37

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vanda Pharmaceuticals *	3,816	$44
Varian Medical Systems *	4,800	455
Vascular Solutions *	1,741	80
VCA *	3,900	278
Veeva Systems, Cl A *	4,900	186
Veracyte *	1,630	8
Versartis *	2,868	33
Vertex Pharmaceuticals *	12,500	1,212
ViewRay *	902	3
Vitae Pharmaceuticals *	2,767	29
Vital Therapies *	2,600	16
Vocera Communications *	2,592	38
Voyager Therapeutics *	1,274	19
vTv Therapeutics, Cl A *	501	3
VWR *	3,900	122
Waters *	3,900	620
WaVe Life Sciences *	814	16
WellCare Health Plans *	2,200	235
West Pharmaceutical Services	3,600	289
Wright Medical Group *	10,800	237
XBiotech *	1,820	26
Xencor *	3,329	63
Zafgen *	2,468	8
Zeltiq Aesthetics *	3,652	124
Zimmer Biomet Holdings	9,400	1,233
ZIOPHARM Oncology *	12,554	61
Zoetis, Cl A	23,100	1,166
Zogenix *	2,637	24

		181,461

Industrials — 7.0%
3M	30,300	5,404
AAON	4,368	116
AAR	3,413	82
ABM Industries	5,835	217
Acacia Research	5,293	29
ACCO Brands *	11,490	129
Actuant, Cl A	6,340	151
Acuity Brands	2,200	577
Advanced Drainage Systems	3,776	101
Advisory Board *	4,293	179
AECOM *	7,700	273
Aegion, Cl A *	3,613	74
Aerojet Rocketdyne Holdings *	6,448	122
Aerovironment *	2,121	60
AGCO	3,500	169
Air Lease, Cl A	4,900	141
Air Transport Services Group *	5,362	78
Aircastle	4,920	109
Alamo Group	977	66
Alaska Air Group	6,100	410
Albany International, Cl A	3,092	131
Allegiant Travel, Cl A	1,382	179

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Allegion	4,900	$355
Allied Motion Technologies	683	15
Allison Transmission Holdings	7,200	207
Altra Industrial Motion	2,604	74
AMERCO	300	119
Ameresco, Cl A *	2,406	12
American Airlines Group	29,200	1,037
American Railcar Industries	813	34
American Science & Engineering	752	28
American Superconductor *	1,297	12
American Woodmark *	1,425	106
AMETEK	11,700	550
AO Smith	3,700	344
Apogee Enterprises	3,019	141
Applied Industrial Technologies	3,804	179
Aqua Metals *	1,166	11
ARC Document Solutions *	4,499	18
ArcBest	2,564	48
Argan	1,386	64
Armstrong Flooring *	2,440	49
Armstrong World Industries *	2,300	98
Astec Industries	2,093	126
Astronics *	1,997	76
Atlas Air Worldwide Holdings *	2,525	109
Avis Budget Group *	4,200	154
AZZ	2,714	168
Babcock & Wilcox Enterprises *	4,727	73
Barnes Group	5,264	200
Barrett Business Services	742	32
BE Aerospace	5,200	249
Beacon Roofing Supply *	6,251	294
Blue Bird *	635	9
BMC Stock Holdings *	5,973	122
Boeing	30,800	4,117
Brady, Cl A	4,901	158
Briggs & Stratton	4,622	105
Brink’s	4,832	159
Builders FirstSource *	9,082	117
BWX Technologies, Cl W	4,700	173
Caesarstone *	2,458	92
CAI International *	1,744	15
Carlisle	3,200	331
Casella Waste Systems, Cl A *	4,055	38
Caterpillar	29,000	2,400
CBIZ *	5,122	55
CEB	3,364	202
CECO Environmental	3,085	29
Celadon Group	2,886	24
CH Robinson Worldwide	7,200	501
Chart Industries *	3,158	95
Cintas	4,500	483
CIRCOR International	1,699	97

38	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CLARCOR	4,978	$310
Clean Harbors *	2,600	134
Colfax *	5,000	147
Columbus McKinnon	2,041	34
Comfort Systems	4,015	122
Continental Building Products *	3,637	85
Copart *	4,900	247
Covanta Holding	5,900	94
Covenant Transportation Group, Cl A *	1,257	28
CRA International *	925	26
Crane	2,500	156
CSW Industrials *	1,498	51
CSX	48,400	1,371
Cubic	2,595	106
Cummins	8,000	982
Curtiss-Wright	4,694	418
Deere	16,000	1,243
Delta Air Lines	39,800	1,542
Deluxe	5,110	345
DigitalGlobe *	6,789	183
Donaldson	6,400	231
Douglas Dynamics	2,292	61
Dover	7,800	557
Ducommun *	1,127	22
Dun & Bradstreet	1,800	233
DXP Enterprises *	1,377	23
Dycom Industries *	3,195	300
Dynamic Materials	1,508	15
Echo Global Logistics *	2,973	74
EMCOR Group	6,332	353
Emerson Electric	33,000	1,845
Encore Wire	2,087	78
Energous *	1,615	20
Energy Recovery *	3,611	39
EnerSys	4,556	284
Engility Holdings *	1,880	55
Ennis	2,657	46
EnPro Industries	2,224	102
Equifax	6,000	795
ESCO Technologies	2,753	117
Essendant	4,026	81
Esterline Technologies *	3,096	188
ExOne *	1,220	12
Expeditors International of Washington	9,200	455
Exponent	2,680	136
Fastenal	14,600	624
Federal Signal	6,193	81
FedEx	12,900	2,088
Flowserve	6,600	316
Fluor	7,100	380
Fortive *	15,572	751
Fortune Brands Home & Security	7,700	487

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Forward Air	3,160	$146
Franklin Covey *	1,126	18
Franklin Electric	4,826	187
FreightCar America	1,322	20
FTI Consulting *	4,347	186
FuelCell Energy *	2,721	15
G&K Services, Cl A	2,053	165
GATX	4,282	192
Gencor Industries *	581	10
Generac Holdings *	6,836	258
General Cable	5,019	74
General Dynamics	12,600	1,851
General Electric	472,757	14,722
Genesee & Wyoming, Cl A *	2,900	188
Gibraltar Industries *	3,412	120
Global Brass & Copper Holdings	2,188	62
GMS *	780	20
Gorman-Rupp	1,831	50
GP Strategies *	1,340	28
Graco	2,800	207
Graham	1,041	19
Granite Construction	4,138	206
Great Lakes Dredge & Dock *	6,228	28
Greenbrier	2,799	92
Griffon	3,139	54
H&E Equipment Services	3,268	61
Hardinge	1,277	13
Harsco	8,353	82
Hawaiian Holdings *	5,519	251
HC2 Holdings *	3,606	17
HD Supply Holdings *	10,200	369
Healthcare Services Group	7,359	286
Heartland Express	4,753	88
HEICO	1,500	104
HEICO, Cl A	1,900	110
Heidrick & Struggles International	1,920	37
Herc Holdings *	846	30
Heritage-Crystal Clean *	1,400	18
Herman Miller	6,270	205
Hertz Global Holdings *	3,640	177
Hexcel	4,700	203
Hill International *	3,575	15
Hillenbrand	6,182	200
HNI	4,743	247
Honeywell International	39,238	4,565
Hub Group, Cl A *	3,646	149
Hubbell, Cl B	2,800	302
Huntington Ingalls Industries	2,400	414
Hurco	692	18
Huron Consulting Group *	2,322	143
Hyster-Yale Materials Handling, Cl A	977	62
ICF International *	1,864	77

Adviser Managed Trust / Annual Report / July 31, 2016	39

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
IDEX	3,800	$341
IDI *	1,727	9
IES Holdings *	864	13
Illinois Tool Works	15,400	1,777
InnerWorkings *	4,025	34
Insperity	1,714	135
Insteel Industries	1,819	63
Interface, Cl A	6,664	119
ITT	4,600	146
Jacobs Engineering Group *	6,100	326
JB Hunt Transport Services	4,500	374
JetBlue Airways *	16,300	299
John Bean Technologies	3,050	204
Joy Global	10,316	285
Kadant	1,111	61
Kaman	2,899	125
Kansas City Southern	5,500	529
KAR Auction Services	7,000	299
KBR	7,200	101
Kelly Services, Cl A	3,043	62
Kennametal	8,273	206
KEYW Holding *	3,744	38
Kforce	2,554	46
Kimball International, Cl B	3,845	44
Kirby *	2,700	147
KLX *	5,533	179
Knight Transportation	7,010	209
Knoll	5,144	130
Korn	6,193	142
Kratos Defense & Security Solutions *	4,938	22
L-3 Communications Holdings, Cl 3	3,900	591
Landstar System	2,100	148
Lawson Products *	701	11
Layne Christensen *	1,952	16
Lennox International	2,000	314
Lincoln Electric Holdings	3,100	192
Lindsay	1,095	77
Lockheed Martin	13,600	3,437
LSI Industries	2,505	27
Lydall *	1,718	77
Macquarie Infrastructure	3,800	291
Manitowoc	13,143	73
Manitowoc Foodservice *	6,400	117
ManpowerGroup	3,600	250
Marten Transport	2,389	52
Masco	16,800	613
MasTec *	6,939	170
Matson	4,535	169
Matthews International, Cl A	3,347	201
McGrath RentCorp	2,425	77
Mercury Systems *	4,014	104
Meritor *	8,973	75

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Middleby *	2,900	$349
Milacron Holdings *	1,541	27
Miller Industries	1,166	25
Mistras Group *	1,787	45
Mobile Mini	4,642	151
Moog, Cl A *	3,348	184
MRC Global *	10,037	133
MSA Safety	3,254	182
MSC Industrial Direct, Cl A	2,400	172
Mueller Industries	5,932	202
Mueller Water Products, Cl A	16,322	194
Multi-Color	1,401	90
MYR Group *	1,771	44
National Presto Industries	512	46
Navigant Consulting *	4,909	97
Navistar International *	5,127	66
NCI Building Systems *	2,830	46
Neff, Cl A *	1,074	10
Nielsen Holdings	18,300	986
NL Industries *	1,180	3
NN	2,739	46
Nordson	2,900	256
Norfolk Southern	15,000	1,347
Nortek *	1,019	89
Northrop Grumman	8,493	1,840
NOW *	11,200	205
NV5 Holdings *	797	26
Old Dominion Freight Line *	3,400	237
Omega Flex	327	11
On Assignment *	5,325	197
Orbital ATK	3,000	261
Orion Group Holdings *	2,964	17
Oshkosh	3,700	204
Owens Corning	5,800	307
PACCAR	17,300	1,020
PAM Transportation Services *	184	4
Parker-Hannifin	6,800	776
Park-Ohio Holdings	898	27
Patrick Industries *	1,579	102
PGT *	4,961	60
Pitney Bowes	9,500	183
Plug Power *	18,899	34
Ply Gem Holdings *	2,305	35
Powell Industries	910	34
Power Solutions International *	546	10
Preformed Line Products	283	14
Primoris Services	4,156	75
Proto Labs *	2,586	142
Quad	2,998	76
Quanex Building Products	3,540	71
Quanta Services *	7,300	187
Radiant Logistics *	4,219	13

40	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Raven Industries	3,751	$78
Raytheon	15,300	2,135
RBC Bearings *	2,376	181
Regal Beloit	2,300	140
Republic Services, Cl A	11,900	610
Resources Connection	3,697	55
Rexnord *	8,685	185
Roadrunner Transportation Systems *	3,232	24
Robert Half International	6,400	234
Rockwell Automation	6,600	755
Rockwell Collins	6,600	558
Rollins	4,900	138
Roper Technologies	5,100	869
RPX *	5,163	52
RR Donnelley & Sons	10,500	188
Rush Enterprises, Cl B *	713	17
Rush Enterprises, Cl A *	3,049	70
Ryder System	2,700	178
Saia *	2,607	75
Scorpio Bulkers *	4,260	14
Simpson Manufacturing	4,348	177
SiteOne Landscape Supply *	1,212	47
SkyWest	5,363	154
Snap-on	2,900	456
SolarCity *	3,300	88
Southwest Airlines	32,400	1,199
SP Plus *	1,801	43
Sparton *	1,015	21
Spirit AeroSystems Holdings, Cl A *	6,700	291
Spirit Airlines *	3,600	154
SPX *	4,303	65
SPX FLOW *	3,841	105
Standex International	1,375	122
Stanley Black & Decker	7,600	925
Steelcase, Cl A	9,255	134
Stericycle *	4,200	379
Sun Hydraulics	2,404	73
Sunrun *	6,614	34
Supreme Industries, Cl A	1,411	24
Swift Transportation, Cl A *	8,084	156
TASER International *	5,567	161
Team *	2,985	82
Teledyne Technologies *	3,575	375
Tennant	1,805	116
Terex	5,400	130
Tetra Tech	6,052	199
Textainer Group Holdings	2,392	28
Textron	13,700	534
Thermon Group Holdings *	3,310	67
Timken	3,600	120
Titan International	4,651	31
Titan Machinery *	1,882	21

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Toro	2,700	$248
TransDigm Group *	2,578	721
TransUnion *	2,990	98
TRC *	2,071	15
Trex *	3,132	152
TriMas *	4,650	83
TriNet Group *	4,343	94
Trinity Industries	7,600	176
Triton International	4,252	71
Triumph Group	5,164	159
TrueBlue *	4,346	97
Tutor Perini *	4,110	103
UniFirst	1,583	185
Union Pacific	43,600	4,057
United Continental Holdings *	17,000	797
United Parcel Service, Cl B	35,700	3,859
United Rentals *	4,500	358
United Technologies	40,100	4,317
Univar *	4,436	81
Universal Forest Products	2,075	224
Universal Truckload Services	934	14
US Ecology	2,249	102
USA Truck *	981	19
USG *	4,400	124
Valmont Industries	1,100	144
Vectrus *	1,120	35
Verisk Analytics, Cl A *	7,800	665
Veritiv *	863	36
Viad	2,082	72
Vicor *	1,803	19
Virgin America *	2,095	117
VSE	452	29
Wabash National *	6,657	96
WABCO Holdings *	2,700	271
Wabtec	4,400	301
WageWorks *	3,819	236
Waste Management	22,900	1,514
Watsco	1,300	187
Watts Water Technologies, Cl A	2,914	180
Werner Enterprises	4,841	122
Wesco Aircraft Holdings *	5,746	74
WESCO International *	2,100	117
West	4,457	99
Willis Lease Finance *	471	13
Woodward	5,534	324
WW Grainger	2,800	613
XPO Logistics *	10,240	303
Xylem	9,100	435
YRC Worldwide *	3,418	41

		128,504

Information Technology — 13.4%
2U *	3,959	139

Adviser Managed Trust / Annual Report / July 31, 2016	41

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
3D Systems *	11,246	$151
58.com ADR *	3,600	187
8x8 *	9,470	130
A10 Networks *	4,629	36
Acacia Communications *	566	37
ACI Worldwide *	12,069	239
Activision Blizzard	28,400	1,141
Actua *	3,767	38
Acxiom *	8,121	186
Adobe Systems *	24,868	2,434
ADTRAN	5,346	97
Advanced Energy Industries *	4,140	169
Advanced Micro Devices *	68,503	470
Aerohive Networks *	2,621	19
Agilysys *	1,661	19
Akamai Technologies *	8,700	440
Alarm.com Holdings *	1,085	31
Alibaba Group Holding ADR *	41,300	3,406
ALJ Regional Holdings *	2,059	10
Alliance Data Systems *	2,900	672
Alpha & Omega Semiconductor *	1,916	27
Alphabet, Cl A *	15,129	11,972
Alphabet, Cl C *	15,300	11,763
Ambarella *	3,354	194
Amber Road *	1,954	17
Amdocs	7,500	438
American Software, Cl A	2,714	30
Amkor Technology *	10,374	65
Amphenol, Cl A	15,200	905
Analog Devices	15,500	989
Angie’s List *	4,189	34
Anixter International *	3,038	186
ANSYS *	4,500	402
Apigee *	1,639	20
Appfolio, Cl A *	851	14
Apple	281,354	29,320
Applied Materials	55,300	1,454
Applied Micro Circuits *	7,885	52
Applied Optoelectronics *	1,795	21
Arista Networks *	2,000	143
ARRIS International *	9,500	259
Arrow Electronics *	4,600	306
Aspen Technology *	8,641	362
Atlassian, Cl A *	900	27
Autobytel *	951	14
Autodesk *	10,700	636
Automatic Data Processing	23,700	2,108
AVG Technologies *	4,344	107
Avid Technology *	3,498	23
Avnet	6,500	267
AVX	4,815	66
Axcelis Technologies *	3,053	33

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Badger Meter	1,445	$101
Bankrate *	5,052	40
Barracuda Networks *	2,303	51
Bazaarvoice *	8,597	36
Bel Fuse, Cl B	1,012	21
Belden	4,385	321
Benchmark Electronics *	5,358	126
Benefitfocus *	1,337	58
Black Box	1,629	22
Black Knight Financial Services, Cl A *	1,500	58
Blackbaud	4,933	330
Blackhawk Network Holdings, Cl A *	5,750	200
Blucora *	4,083	42
Booz Allen Hamilton Holding, Cl A	5,700	176
Bottomline Technologies *	4,143	87
Box, Cl A *	5,067	59
Brightcove *	3,154	33
Broadcom	19,407	3,144
Broadridge Financial Solutions	6,000	406
BroadSoft *	3,124	140
Brocade Communications Systems	23,600	219
Brooks Automation	7,015	88
CA	14,800	513
Cabot Microelectronics	2,551	134
CACI International, Cl A *	2,545	243
Cadence Design Systems *	15,100	363
CalAmp *	3,715	53
Calix *	4,334	33
Callidus Software *	6,012	123
Carbonite *	1,940	21
Cardtronics *	4,719	208
Care.com *	1,743	19
Cass Information Systems	1,136	59
Cavium *	5,888	275
CDK Global	7,900	457
CDW	8,200	352
CEVA *	2,043	61
ChannelAdvisor *	2,428	38
Ciena *	14,361	276
Cirrus Logic *	6,555	319
Cisco Systems	259,159	7,912
Citrix Systems *	7,900	704
Clearfield *	1,217	24
Cognex	4,100	185
Cognizant Technology Solutions, Cl A *	31,500	1,811
Coherent *	2,532	269
Cohu	2,773	29
CommerceHub *	2,010	28
CommScope Holding *	6,500	195
CommVault Systems *	4,054	210
Computer Sciences	7,000	335
comScore *	5,111	133

42	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Comtech Telecommunications	1,697	$22
Control4 *	2,200	19
Convergys	9,306	248
CoreLogic *	4,500	181
Cornerstone OnDemand *	5,270	228
Corning	54,500	1,211
CoStar Group *	1,600	333
CPI Card Group	2,359	11
Cray *	4,340	137
Cree *	5,000	143
CSG Systems International	3,396	137
CSRA	8,300	223
CTS	3,247	62
Cvent *	3,268	107
Cypress Semiconductor	15,800	184
Daktronics	3,879	25
Datalink *	2,211	19
DHI Group *	5,258	38
Diebold	6,258	177
Digi International *	2,728	30
Digimarc *	881	32
Diodes *	3,937	73
Dolby Laboratories, Cl A	2,600	131
DSP Group *	2,286	25
DST Systems	1,700	210
DTS *	1,813	50
EarthLink Holdings	10,866	74
Eastman Kodak *	1,792	30
eBay *	55,200	1,720
Ebix	2,693	144
EchoStar, Cl A *	2,300	90
Electro Rent	1,792	28
Electro Scientific Industries *	3,007	20
Electronic Arts *	15,000	1,145
Electronics For Imaging *	4,920	218
Ellie Mae *	3,080	284
EMC	101,100	2,859
EMCORE *	2,813	18
Endurance International Group Holdings *	6,222	56
EnerNOC *	2,922	22
Entegris *	14,801	253
Envestnet *	4,342	166
EPAM Systems *	5,039	354
Epiq Systems	2,492	41
ePlus *	656	55
Euronet Worldwide *	2,500	191
EVERTEC	6,544	113
Everyday Health *	2,998	24
Exa *	1,504	22
Exar *	4,278	36
ExlService Holdings *	3,408	169
Extreme Networks *	10,800	42

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
F5 Networks *	3,400	$420
Facebook, Cl A *	115,288	14,289
Fair Isaac	3,237	410
Fairchild Semiconductor International, Cl A *	8,169	161
FARO Technologies *	1,719	60
FEI	2,100	223
Fidelity National Information Services	16,800	1,336
Finisar *	11,257	211
FireEye *	7,700	134
First Data, Cl A *	15,800	196
First Solar *	3,800	177
Fiserv *	11,346	1,252
Fitbit, Cl A *	7,209	98
Five9 *	3,444	43
FleetCor Technologies *	4,713	715
FLIR Systems	6,900	225
FormFactor *	7,115	67
Forrester Research	1,037	42
Fortinet *	7,300	253
Gartner *	4,000	401
Genpact *	7,600	203
Gigamon *	3,542	165
GigPeak *	5,164	10
Global Payments	7,800	582
Global Sources *	929	8
Globant *	2,647	112
Glu Mobile *	11,101	26
GoDaddy, Cl A *	3,400	102
Gogo *	5,844	49
GrubHub *	8,447	320
GTT Communications *	2,741	56
Guidance Software *	2,492	15
Guidewire Software *	3,700	227
Hackett Group	2,354	32
Harmonic *	8,090	27
Harris	6,300	546
Hewlett Packard Enterprise	89,100	1,873
Higher One Holdings *	3,304	17
Hortonworks *	4,199	49
HP	87,700	1,229
HubSpot *	3,068	167
IAC	3,600	209
II-VI *	6,433	129
Immersion *	3,071	23
Imperva *	3,049	144
inContact *	6,061	84
Infinera *	14,722	129
Infoblox *	6,097	114
Information Services Group *	3,397	13
Ingram Micro, Cl A	7,300	250
Inphi *	4,330	152

Adviser Managed Trust / Annual Report / July 31, 2016	43

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Insight Enterprises *	3,989	$106
Instructure *	1,117	24
Integrated Device Technology *	14,092	310
Intel	243,205	8,478
Interactive Intelligence Group *	1,856	100
InterDigital	3,627	214
International Business Machines	45,230	7,265
Intersil, Cl A	14,063	215
Intralinks Holdings *	4,353	30
Intuit	12,400	1,376
InvenSense, Cl A *	8,489	58
IPG Photonics *	1,800	152
Itron *	3,506	150
Ixia *	6,640	76
IXYS	2,647	29
j2 Global	4,921	329
Jabil Circuit	9,500	193
Jack Henry & Associates	4,000	357
Jive Software *	6,117	23
Juniper Networks	18,900	429
Keysight Technologies *	8,700	254
Kimball Electronics *	2,938	37
KLA-Tencor	7,900	598
Knowles *	9,481	127
Kopin *	6,804	16
KVH Industries *	1,684	15
Lam Research	8,100	727
Lattice Semiconductor *	12,410	75
Leidos Holdings	3,300	165
Lexmark International, Cl A	3,100	114
Limelight Networks *	7,942	13
Linear Technology	12,100	726
LinkedIn, Cl A *	6,000	1,156
Lionbridge Technologies *	6,157	28
Liquidity Services *	2,654	21
Littelfuse	2,314	289
LivePerson *	5,573	37
LogMeIn *	2,638	227
Lumentum Holdings *	5,397	163
MACOM Technology Solutions Holdings *	2,404	95
Majesco *	770	4
Manhattan Associates *	3,600	209
ManTech International, Cl A	2,688	106
Marchex, Cl B *	3,755	12
Marketo *	4,354	153
Marvell Technology Group	20,400	240
MasterCard, Cl A	49,700	4,733
Match Group *	1,200	19
Maxim Integrated Products	14,300	583
MAXIMUS	6,706	395
MaxLinear, Cl A *	6,039	132
Maxwell Technologies *	3,445	19

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MeetMe *	4,457	$29
Mentor Graphics	11,210	239
Mesa Laboratories	313	36
Methode Electronics	3,951	138
Microchip Technology	10,600	590
Micron Technology *	52,500	721
Microsemi *	12,064	471
Microsoft	388,893	22,042
MicroStrategy, Cl A *	995	174
MINDBODY, Cl A *	1,523	27
Mitek Systems *	3,186	24
MKS Instruments	5,569	254
MobileIron *	5,121	17
Mobileye *	5,081	243
Model N *	2,332	30
MoneyGram International *	3,142	22
Monolithic Power Systems	4,073	296
Monotype Imaging Holdings	4,179	83
Monster Worldwide *	9,489	24
Motorola Solutions	8,800	611
MTS Systems	1,638	78
Nanometrics *	2,458	49
National Instruments	5,200	149
NCI, Cl A	677	9
NCR *	6,200	204
NeoPhotonics *	3,238	41
NetApp	14,700	387
NETGEAR *	3,393	175
NetScout Systems *	10,047	281
NetSuite *	2,000	218
NeuStar, Cl A *	5,766	145
New Relic *	2,272	78
NIC	6,824	159
Nimble Storage *	6,537	49
Novanta *	3,286	52
Nuance Communications *	11,300	182
Numerex, Cl A *	1,525	12
NVE	502	29
NVIDIA	25,800	1,473
Oclaro *	10,256	59
ON Semiconductor *	20,900	210
Oracle	152,388	6,254
OSI Systems *	1,803	107
Palo Alto Networks *	4,400	576
Pandora Media *	11,100	151
Park City Group *	1,440	14
Park Electrochemical	2,032	33
Paychex	16,300	966
Paycom Software *	4,606	217
Paylocity Holding *	2,344	105
PayPal Holdings *	58,800	2,190
PC Connection	1,195	31

44	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PDF Solutions *	2,820	$47
Pegasystems	3,716	104
Perficient *	3,643	81
PFSweb *	1,620	16
Photronics *	6,762	65
Planet Payment *	4,605	22
Plantronics	3,479	168
Plexus *	3,496	161
Polycom *	14,266	177
Power Integrations	2,918	167
Progress Software *	5,347	155
Proofpoint *	4,268	324
PROS Holdings *	2,620	49
PTC *	5,800	230
Pure Storage, Cl A *	7,212	91
Q2 Holdings *	2,641	78
QAD, Cl A	1,026	19
Qlik Technologies *	9,814	296
QLogic *	9,030	140
Qorvo *	6,900	436
QUALCOMM	75,900	4,750
Qualys *	2,806	88
QuinStreet *	4,054	15
Quotient Technology *	6,609	84
Rackspace Hosting *	5,400	127
Radisys *	3,900	19
Rambus *	11,680	158
Rapid7 *	2,141	30
RealNetworks *	2,647	11
RealPage *	5,859	147
Red Hat *	9,200	693
Reis	927	23
RetailMeNot *	4,046	34
Rightside Group *	1,266	15
RingCentral, Cl A *	6,317	145
Rofin-Sinar Technologies *	2,788	88
Rogers *	1,948	133
Rosetta Stone *	2,078	16
Rovi *	8,719	164
Rubicon Project *	3,863	55
Rudolph Technologies *	3,113	55
Sabre	10,500	306
salesforce.com *	33,200	2,716
Sanmina *	7,689	195
Sapiens International	2,552	33
ScanSource *	2,731	112
Science Applications International	4,424	269
SecureWorks, Cl A *	679	10
Semtech *	6,774	172
ServiceNow *	8,000	599
ServiceSource International *	6,439	29
ShoreTel *	6,997	51

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shutterstock *	1,955	$108
Sigma Designs *	3,795	25
Silicon Graphics International *	3,866	21
Silicon Laboratories *	4,321	230
Silver Springs Network *	3,939	50
Skyworks Solutions	9,600	634
Sonus Networks *	4,970	43
Splunk *	6,600	413
SPS Commerce *	1,706	108
Square, Cl A *	1,100	11
SS&C Technologies Holdings	8,500	274
Stamps.com *	1,696	129
SunPower, Cl A *	3,700	54
Super Micro Computer *	3,982	86
Sykes Enterprises *	4,181	128
Symantec	31,100	635
Synaptics *	3,885	202
Synchronoss Technologies *	4,443	166
SYNNEX	3,056	307
Synopsys *	7,700	417
Syntel *	3,384	153
Systemax *	1,298	12
Tableau Software, Cl A *	2,800	158
Take-Two Interactive Software *	8,697	349
Tangoe *	2,669	22
Tech Data *	3,660	285
TechTarget *	2,056	19
Telenav *	3,493	17
TeleTech Holdings	1,708	49
Teradata *	6,600	187
Teradyne	10,300	203
Tessera Technologies	5,161	166
Texas Instruments	52,000	3,627
TiVo *	10,217	108
Total System Services	8,400	428
Travelport Worldwide	12,110	163
Trimble Navigation *	12,700	336
TrueCar *	5,656	53
TTM Technologies *	7,517	75
TubeMogul *	2,320	26
Twitter *	32,100	534
Tyler Technologies *	1,700	277
Ubiquiti Networks	2,673	120
Ultimate Software Group *	1,400	293
Ultra Clean Holdings *	3,496	22
Ultratech *	2,245	55
Unisys *	5,248	52
Universal Display *	4,336	307
USA Technologies *	3,864	18
Vantiv, Cl A *	7,800	427
Varonis Systems *	1,127	29
VASCO Data Security International *	3,132	52

Adviser Managed Trust / Annual Report / July 31, 2016	45

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Veeco Instruments *	4,113	$69
VeriFone Systems *	6,097	117
Verint Systems *	6,500	229
VeriSign *	4,800	416
ViaSat *	4,646	343
Viavi Solutions *	24,582	175
VirnetX Holding *	5,261	23
Virtusa *	2,854	78
Visa, Cl A	98,140	7,660
Vishay Intertechnology	14,290	191
Vishay Precision Group *	1,325	17
VMware, Cl A *	4,100	299
Web.com Group *	4,388	83
WebMD Health, Cl A *	3,905	238
Western Digital	14,335	681
Western Union	24,900	498
WEX *	2,000	187
Workday, Cl A *	5,900	492
Workiva, Cl A *	2,306	32
Xactly *	2,400	30
Xcerra *	5,551	34
Xerox	51,000	525
Xilinx	12,900	659
XO Group *	2,644	48
Xura *	2,469	61
Yahoo! *	44,700	1,707
Yelp, Cl A *	3,400	109
Zebra Technologies, Cl A *	2,600	138
Zendesk *	8,494	257
Zillow Group, Cl A *	2,600	102
Zillow Group, Cl C *	5,200	204
Zix *	5,773	23
Zynga, Cl A *	36,700	105

		248,267

Materials — 2.3%
A Schulman	2,971	87
AEP Industries	422	34
AgroFresh Solutions *	2,402	15
Air Products & Chemicals	10,100	1,509
AK Steel Holding *	25,505	167
Albemarle	5,700	480
Alcoa	66,700	708
Allegheny Technologies	11,379	203
American Vanguard	2,937	44
Ampco-Pittsburgh	947	13
AptarGroup	3,100	242
Ashland	3,100	351
Avery Dennison	4,500	350
Axalta Coating Systems *	8,300	237
Axiall	7,424	242
Balchem	3,294	210
Ball	8,700	615

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bemis	4,800	$245
Berry Plastics Group *	6,100	250
Boise Cascade *	4,025	109
Cabot	3,100	151
Calgon Carbon	5,210	72
Carpenter Technology	4,845	190
Celanese, Cl A	7,500	476
Century Aluminum *	5,218	40
CF Industries Holdings	11,800	291
Chase	736	45
Chemours	19,202	179
Chemtura *	6,673	187
Clearwater Paper *	1,834	115
Cliffs Natural Resources *	18,983	150
Codexis *	3,706	16
Coeur Mining *	16,999	260
Commercial Metals	12,026	199
Compass Minerals International	1,700	118
Crown Holdings *	6,800	360
Deltic Timber	1,097	76
Domtar	3,200	126
Dow Chemical	58,100	3,118
E.I. du Pont de Nemours	45,300	3,133
Eagle Materials	2,400	201
Eastman Chemical	7,500	489
Ecolab	13,400	1,586
Ferro *	8,987	116
Ferroglobe	6,775	63
Flotek Industries *	5,377	76
FMC	6,800	323
Freeport-McMoRan	63,400	822
FutureFuel	2,626	30
GCP Applied Technologies *	7,425	204
Gold Resource	5,430	31
Graphic Packaging Holding	16,100	220
Greif, Cl A	2,638	106
Greif, Cl B	600	32
Handy & Harman *	338	9
Hawkins	1,001	43
Haynes International	1,295	49
HB Fuller	5,245	244
Headwaters *	7,778	155
Hecla Mining	39,937	259
Huntsman	10,000	155
Ingevity *	4,464	171
Innophos Holdings	1,995	86
Innospec	2,554	128
International Flavors & Fragrances	4,000	533
International Paper	20,800	953
Kaiser Aluminum	1,855	154
KapStone Paper and Packaging	9,332	133
KMG Chemicals	953	26

46	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Koppers Holdings *	2,105	$67
Kraton Performance Polymers *	3,053	91
Kronos Worldwide	2,454	14
Louisiana-Pacific *	15,078	305
LSB Industries *	2,173	25
Martin Marietta Materials	3,200	648
Materion	2,066	55
Minerals Technologies	3,628	237
Monsanto	22,700	2,424
Mosaic	17,700	478
Multi Packaging Solutions International *	2,227	32
Myers Industries	2,274	34
Neenah Paper	1,807	136
NewMarket	398	170
Newmont Mining	26,900	1,184
Nucor	16,100	864
Olin	17,537	367
Olympic Steel	967	28
OMNOVA Solutions *	4,451	42
Owens-Illinois *	8,200	154
Packaging Corp of America	4,700	351
PH Glatfelter	4,483	93
Platform Specialty Products *	8,300	76
PolyOne	8,772	308
PPG Industries	13,556	1,419
Praxair	14,700	1,713
Quaker Chemical	1,396	134
Rayonier Advanced Materials	4,457	61
Real Industry *	2,782	22
Reliance Steel & Aluminum	3,500	275
Royal Gold	3,300	279
RPM International	6,600	358
Ryerson Holding *	1,184	17
Schnitzer Steel Industries, Cl A	2,714	53
Schweitzer-Mauduit International	3,278	124
Scotts Miracle-Gro, Cl A	2,300	170
Sealed Air	9,900	467
Sensient Technologies	4,653	344
Sherwin-Williams	4,100	1,229
Silgan Holdings	2,100	104
Sonoco Products	5,000	255
Southern Copper	8,500	221
Steel Dynamics	11,900	319
Stepan	2,121	136
Stillwater Mining *	12,812	196
Summit Materials, Cl A *	8,000	177
SunCoke Energy	6,723	51
TerraVia Holdings *	8,538	22
TimkenSteel	4,110	41
Trecora Resources *	2,105	24
Tredegar	2,648	47
UFP Technologies *	692	16

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United States Lime & Minerals	219	$14
United States Steel	6,900	190
US Concrete *	1,476	95
Valhi	1,555	3
Valspar	4,000	426
Vedanta ADR	15,000	146
Vulcan Materials	6,700	831
Westlake Chemical	2,700	123
WestRock	12,700	545
Worthington Industries	4,716	209
WR Grace	3,600	270

		42,119

Telecommunication Services — 1.7%
AT&T	316,531	13,703
ATN International	1,088	80
Boingo Wireless *	3,731	34
CenturyLink	27,200	855
Cincinnati Bell *	21,678	108
Cogent Communications Holdings	4,353	186
Consolidated Communications Holdings	5,306	148
FairPoint Communications *	2,224	36
Frontier Communications	59,100	307
General Communication, Cl A *	3,009	46
Globalstar *	38,815	46
Hawaiian Telcom Holdco *	785	17
IDT, Cl B	1,830	28
Inteliquent	3,372	69
Intelsat *	3,368	8
Iridium Communications *	8,520	77
Level 3 Communications *	14,800	749
Lumos Networks *	2,040	24
NII Holdings *	5,860	18
ORBCOMM *	6,687	71
pdvWireless *	1,057	23
SBA Communications, Cl A *	6,300	725
Shenandoah Telecommunications	4,844	199
Spok Holdings	2,137	39
Sprint *	38,300	235
Straight Path Communications *	1,008	18
Telephone & Data Systems	4,800	151
T-Mobile US *	14,500	672
United States Cellular *	400	16
Verizon Communications	209,791	11,625
Vonage Holdings *	20,663	123
Windstream Holdings	9,900	92
Zayo Group Holdings *	8,300	235

		30,763

Utilities — 2.4%
AES	33,400	413
ALLETE	5,189	331
Alliant Energy	11,500	463

Adviser Managed Trust / Annual Report / July 31, 2016	47

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ameren	12,300	$645
American Electric Power	25,400	1,760
American States Water	3,828	165
American Water Works	9,000	743
Aqua America	9,000	312
Artesian Resources, Cl A	816	28
Atlantica Yield	6,352	128
Atmos Energy	5,100	407
Avangrid	2,800	126
Avista	6,620	288
Black Hills	5,395	340
California Water Service Group	5,033	170
Calpine *	18,100	249
CenterPoint Energy	21,900	524
Chesapeake Utilities	1,595	102
CMS Energy	14,100	637
Connecticut Water Service	1,122	57
Consolidated Edison	15,500	1,241
Consolidated Water	1,582	21
Delta Natural Gas	744	20
Dominion Resources	31,900	2,489
DTE Energy	9,100	887
Duke Energy	35,700	3,056
Dynegy, Cl A *	12,232	185
Edison International	16,300	1,261
El Paso Electric	4,231	202
Empire District Electric	4,626	156
Entergy	9,100	741
Eversource Energy	16,100	942
Exelon	45,800	1,707
FirstEnergy	21,600	754
Genie Energy, Cl B	1,470	9
Global Water Resources	935	8
Great Plains Energy	7,800	232
Hawaiian Electric Industries *	5,400	168
IDACORP	5,352	433
ITC Holdings	7,600	352
MDU Resources Group	9,800	236
MGE Energy	3,661	206
Middlesex Water	1,641	68
National Fuel Gas	3,700	209
New Jersey Resources	8,970	334
NextEra Energy	23,800	3,053
NiSource	16,300	418
Northwest Natural Gas	2,845	185
NorthWestern	5,088	309
NRG Energy	15,900	220
NRG Yield, Cl C	6,535	117
NRG Yield, Cl A	3,623	62
OGE Energy	10,100	325
ONE Gas	5,445	354
Ormat Technologies	4,073	186

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Otter Tail	4,104	$143
Pattern Energy Group, Cl A	6,227	152
PG&E	25,600	1,637
Piedmont Natural Gas	4,100	245
Pinnacle West Capital	5,600	442
PNM Resources	8,362	287
Portland General Electric	9,483	414
PPL	34,400	1,297
Public Service Enterprise Group	25,600	1,178
Questar	8,900	224
SCANA	6,600	495
Sempra Energy	12,700	1,421
SJW	1,690	72
South Jersey Industries	8,352	266
Southern	48,700	2,605
Southwest Gas	5,020	389
Spark Energy, Cl A	525	13
Spire	4,673	324
Talen Energy *	9,074	123
TerraForm Global, Cl A	9,596	33
TerraForm Power, Cl A	9,010	106
UGI	8,700	394
Unitil	1,439	63
Vectren	4,200	217
Vivint Solar *	2,653	8
WEC Energy Group	16,000	1,039
Westar Energy, Cl A	7,200	400
WGL Holdings	5,275	373
Xcel Energy	25,800	1,135
York Water	1,341	42

		44,571

		1,249,341

Total Common Stock
(Cost $1,691,224) ($ Thousands)		1,770,701

EXCHANGE TRADED FUNDS — 0.8%
United States — 0.8%
iShares MSCI India Fund	405,764	11,990
iShares Trust MSCI Taiwan Index Fund	246,000	3,698
SPDR S&P 500 Trust Fund	752	163

		15,851

Total Exchange Traded Funds
(Cost $14,609) ($ Thousands)		15,851

PREFERRED STOCK — 0.5%
Brazil — 0.3%
Banco Bradesco	119,630	1,055
Braskem	8,000	46
Centrais Eletricas Brasileiras *	11,100	77

48	Adviser Managed Trust / Annual Report / July 31, 2016

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Cia Brasileira de Distribuicao	7,300	$111
Cia Energetica de Minas Gerais	36,500	103
Cia Energetica de Sao Paulo	10,300	44
Cia Paranaense de Energia	5,300	53
Gerdau	47,100	113
Itau Unibanco Holding	124,000	1,301
Itausa — Investimentos Itau	169,610	441
Lojas Americanas	26,700	159
Petroleo Brasileiro *	170,200	627
Suzano Papel e Celulose, Cl A	21,300	65
Telefonica Brasil	19,700	301
Vale	84,200	390

		4,886

Chile — 0.0%
Embotelladora Andina	13,317	53
Sociedad Quimica y Minera de Chile, Cl B	4,440	110

		163

Colombia — 0.0%
Bancolombia	19,672	168
Grupo Aval Acciones y Valores	185,117	70
Grupo de Inversiones Suramericana	4,812	59

		297

Germany — 0.1%
Bayerische Motoren Werke	1,579	115
FUCHS PETROLUB	2,014	85
Henkel & KGaA	5,162	643
Porsche Automobil Holding	4,436	233
Schaeffler	4,809	70
Volkswagen	5,377	756

		1,902

South Korea — 0.1%
Amorepacific	630	127
Hyundai Motor	2,908	258
LG Chemical	400	63
LG Household & Health Care	100	52
Samsung Electronics	798	901

		1,401

Total Preferred Stock
(Cost $7,610) ($ Thousands)		8,649

	Number of Rights
RIGHTS — 0.0%
Hong Kong — 0.0%
China Resources Beer Holdings *‡	22	9

Spain — 0.0%
Iberdrola *‡	106	16
Zardoya Otis *‡	5	2

		18

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS (continued)
United States — 0.0%
Durata Therapeutics *‡	1	$–

Total Rights (Cost $—) ($ Thousands)		27

Total Investments — 97.1%
(Cost $1,713,443) ($ Thousands)		$1,795,228

A list of the open futures contracts held by the Fund at July 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
MSCI EAFE Index E-MINI	84	Sep-2016	$446
MSCI Emerging Markets E-MINI	228	Sep-2016	660
Russell 2000 Index E-MINI	76	Sep-2016	500
S&P 500 Index E-MINI	232	Sep-2016	1,052
S&P Mid Cap 400 Index E-MINI	18	Sep-2016	138

			$2,796

For the year ended July 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $1,848,988 ($ Thousands).
*	Non-income producing security.
‡	Expiration date unavailable.
†	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.
††	Real Estate Investment Trust.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2016, the value of these securities amounted to $2,228 ($ Thousands), representing 0.1% of the net assets of the
Fund.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and Far East

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

PJSC — Private Joint Stock Company

S&P — Standard & Poor’s

Ser — Series

SPDR — Standard & Poor’s Depository Receipt

Adviser Managed Trust / Annual Report / July 31, 2016	49

SCHEDULE OF INVESTMENTS

July 31, 2016

Tactical Offensive Equity Fund (Concluded)

The following is a list of the level of inputs used as of July 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,770,701	$—	$—	$1,770,701
Exchange Traded Funds	15,851	—	—	15,851
Preferred Stock	8,649	—	—	8,649
Rights	27	—	—^	27

Total Investments in Securities	$1,795,228	$—	$—	$1,795,228

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$2,796	$—	$—	$2,796

Total Other Financial Instruments	$2,796	$—	$—	$2,796

*	Futures contracts are valued at the unrealized appreciation on the instrument.
^	Represents securities in which the fair value is $0 or has been rounded to $0.

For the year ended July 31, 2016, there were transfers between Level 1 and Level 2 assets and liabilities due to the availability of quoted prices in active markets to determine fair value. For the year ended July 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50	Adviser Managed Trust / Annual Report / July 31, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Adviser Managed Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the accompanying statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund comprising the Adviser Managed Trust (the “Trust”), as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. The financial statements and financial highlights are included in Item 1 of this Form N-CSR and the schedule of investments in securities of the Tactical Offensive Equity Fund, as of July 31, 2016 is included in Item 6 of this Form N-CSR. These financial statements and financial highlights and the schedule of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Adviser Managed Trust as of July 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania

September 28, 2016

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

52	Adviser Managed Trust / Annual Report / July 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 7, 2016

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: October 7, 2016